As filed with the Securities and Exchange Commission on June 26, 2025
Securities Act Registration No.
333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-2
Registration Statement
under

the Securities Act of 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

BAIN CAPITAL SPECIALTY FINANCE, INC.
(Exact Name of Registrant as Specified in Declaration of Trust)

200 CLARENDON STREET, 37
TH
FLOOR
BOSTON,
MA
 02116
(Address of Principal Executive Offices)
(617)
516-2000
(Registrant’s Telephone Number, Including Area Code)
Jessica Yeager
Bain Capital Specialty Finance, Inc.
200 Clarendon Street, 37
th
Floor
Boston,
Massachusetts
02116
(Name and Address of Agent for Service)

Copies to:
Richard Horowitz
Nadeea Zakaria
Dechert LLP
1095 Avenue of the Americas
New York, New York 10036
Telephone: (212)
698-3500

Approximate Date of Commencement of Proposed Public Offering
: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☒	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☒
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c) of the Securities Act
If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment][registration statement].

☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is _____.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (the “Investment Company Act”)).

☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☒	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934).

☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

BAIN CAPITAL SPECIALTY FINANCE, INC.

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
Units

We are an externally managed specialty finance company focused on lending to middle market companies that has elected to be regulated as a business development company (“BDC”), under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”). Our primary focus is capitalizing on opportunities within Bain Capital Credit, LP’s Senior Direct Lending strategy, which seeks to provide risk-adjusted returns and current income to our stockholders by investing primarily in middle-market direct lending opportunities across North America, Europe and Australia and also in other geographic markets. We use the term “middle market” to refer to companies with between $10.0 million and $150.0 million in annual earnings before interest, taxes, depreciation and amortization (“EBITDA”). We focus on (i) senior secured investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender (including “unitranche” loans, which are loans that combine both senior and mezzanine debt) and (ii) mezzanine debt and other junior securities with a focus on downside protection. We may also invest in mezzanine debt and other junior securities, including common and preferred equity, and in secondary purchases of assets or portfolios, on an opportunistic basis, but such investments are not the principal focus of our investment strategy.
We are managed by our investment adviser, BCSF Advisors, LP (the “Advisor”), a subsidiary of Bain Capital Credit, LP.
We may offer, from time to time, in one or more offerings, together or separately, an indefinite amount of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, debt securities, subscription rights representing rights to purchase shares of our common stock or units which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
Our common stock is traded on the New York Stock Exchange under the symbol “BCSF.” The last reported closing price for our common stock on June 3, 2025 was $15.62 per share. The net asset value (“NAV”) of our common stock as of March 31, 2025 (the last date prior to the date of this prospectus as of which we determined NAV) was $17.64 per share. This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read and retain for future reference this prospectus, the applicable prospectus supplement, and any related free writing prospectus, and the documents incorporated by reference, before buying any of the securities being offered. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”), which we incorporate by reference herein. See “Incorporation by Reference.” This information will be available by written or oral request and free of charge by contacting us at Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Investor Relations, on our website at http://www.baincapitalbdc.com, or by calling us collect at
(617) 516-2350.
Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus. The SEC also maintains a website at http://www.sec.gov that contains this information.
Shares of
closed-end
investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative. The securities in which we invest will generally not be rated by any rating agency, and if they were rated, they would be below investment grade. These securities, which may be referred to as “junk bonds,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “
Risk Factors
” beginning on page 24 of this prospectus.

The date of this prospectus is June 26, 2025.

1

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized any other person to provide you with different information or to make any representations not contained in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume the information contained in this prospectus is accurate after the date on the front cover of this prospectus. Changes to the information contained in this prospectus may occur after that date and we undertake no obligation to update the information except as required by law.
The references in this prospectus to our website are not intended to and do not include or incorporate by reference into this prospectus the information on that website.

ABOUT THIS PROSPECTUS
This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), we may offer, from time to time, an indefinite amount of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock, debt securities, subscription rights representing rights to purchase shares of our common stock or units on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our securities through underwriters or dealers,
“at-the-market”
to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering.
We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to the offerings. In a prospectus supplement or free writing prospectus, we may also add, update, or change any of the information contained in this prospectus or in the documents we incorporate by reference into this prospectus. This prospectus, together with the applicable prospectus supplement, any related free writing prospectus, and the documents incorporated by reference into this prospectus and the applicable prospectus supplement, will include all material information relating to the applicable offering. Before buying any of the securities being offered, you should carefully read both this prospectus and the applicable prospectus supplement and any related free writing prospectus, together with any exhibits and the additional information described in the sections titled “Additional Information,” “Incorporation by Reference,” “Prospectus Summary” and “Risk Factors” before making an investment decision.
This prospectus includes summaries of certain provisions contained in some of the documents described in this prospectus, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed, will be filed, or will be incorporated by reference as exhibits to the registration statement of which this prospectus is a part, and you may obtain copies of those documents as described in the section titled “Additional Information.”

PROSPECTUS SUMMARY
This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the more detailed information contained in this prospectus carefully, together with any applicable prospectus supplements or free writing prospectuses, especially the information set forth under “Risk Factors” below, “Item 1A. Risk Factors” in our most recent annual report on Form
10-K,
“Part II—Item 1A. Risk Factors” in our most recent quarterly report on Form
10-Q,
in our current reports on Form
8-K,
as well as in any amendments to the foregoing reflected in subsequent SEC filings, and the information set forth under the caption “Additional Information” in this prospectus.
Except as otherwise indicated or where the context suggests otherwise, the terms:

•	“we,” “us,” “our” and the “Company” refer to Bain Capital Specialty Finance, Inc., a Delaware corporation, and its consolidated subsidiaries;

•	“BCSF,” “BCSF Advisors” or “our Advisor” refers to BCSF Advisors, LP, a Delaware limited partnership, our investment adviser and a subsidiary of Bain Capital Credit;

•	“Administrator” or “BCSF Advisors” refers to our Advisor in its capacity as our administrator under an administration agreement between us and our Advisor;

•	“Bain Capital Credit” refers, collectively, to Bain Capital Credit, LP and its affiliated advisers, including our Advisor;

•
“Bain Capital” refers, collectively, to Bain Capital,
 LP, a Delaware limited partnership, its associated investment funds and their respective affiliates; Bain Capital is a diversified private investment firm of which Bain Capital Credit is a subsidiary;

•	“Affiliate Advisors” refers to Bain Capital and its affiliated advisors, including Bain Capital Credit and our Advisor;

•	“Bain Capital Credit Funds” or “Bain Capital Credit Clients” refers to the funds and accounts managed by Bain Capital Credit; and

•	“Related Funds” refers to the funds and accounts managed by the Affiliate Advisors (including our Advisor’s funds).
Bain Capital Specialty Finance
We are an externally managed specialty finance company focused on lending to middle market companies. We have elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “1940 Act”). We are managed by our Advisor, a subsidiary of Bain Capital Credit. We seek to generate current income and, to a lesser extent, capital appreciation through direct originations of secured debt, including first lien, first lien/last-out,
unitranche and second lien debt, investments in strategic joint ventures, equity investments and, to a lesser extent, corporate bonds.
On October 6, 2016, we completed an initial closing of capital commitments (the “Initial Closing”) and subsequently commenced substantial investment operations. On November 19, 2018, the Company closed its initial public offering (the “IPO”) issuing 7,500,000 shares of its common stock at a public offering price of $20.25 per share. Shares of common stock of the Company began trading on the New York Stock Exchange under the symbol “BCSF” on November 15, 2018. Since we commenced operations on October 13, 2016 through March 31, 2025, we have invested approximately $9.06 billion in aggregate principal amount of debt and equity investments prior to any subsequent exits or repayments.

Investment Strategy
Our primary focus is capitalizing on opportunities within Bain Capital Credit’s Senior Direct Lending Strategy, as defined below, which seeks to provide risk-adjusted returns and current income to investors by investing primarily in middle-market direct lending opportunities across North America, Europe and Australia and also in other geographic markets. We use the term “middle market” to refer to companies with between $10.0 million and $150.0 million in annual EBITDA. However, we may, from time to time, invest in larger or smaller companies. We focus on (i) senior secured investments with a first or second lien on collateral and strong structures and documentation intended to protect the lender (including “unitranche” loans, which are loans that combine both senior and mezzanine debt) and (ii) mezzanine debt and other junior securities with a focus on downside protection. We generally seek to retain effective voting control in respect of the loans or particular class of securities in which we invest through maintaining affirmative voting positions or negotiating consent rights that allow us to retain a blocking position. We may also invest in mezzanine debt and other junior securities, including common and preferred equity and in secondary purchases of assets or portfolios, on an opportunistic basis, but such investments are not the principal focus of our investment strategy. We may also invest, from time to time, in distressed debt, debtor-in-possession
loans, structured products, structurally subordinate loans, investments with deferred interest features, zero-coupon
securities and defaulted securities. Our debt investments may be at fixed or floating interest rates, and our floating rate investments may utilize one or more reference rates, such as the Secured Overnight Financing Rate (“SOFR”). Our investments are subject to a number of risks. See “
Risk Factors—Risks Relating to Our Investments
” from our most recent annual report filed on Form
10-K,
Item 1A “
Risk Factors
” from our most recent quarterly report filed on Form
10-Q,
our current reports filed on Form
8-K,
as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, all incorporated by reference herein.
We generate revenues primarily through receipt of interest income from the investments we hold. In addition, we generate income from various loan origination and other fees, dividends on direct equity investments and capital gains on the sales of investments. The companies in which we invest use our capital for a variety of reasons, including to support organic growth, to fund changes of control, to fund acquisitions, to make capital investments and for refinancing and recapitalizations.
Leverage is utilized to help the Company meet its investment objective. Any such leverage, if incurred, is expected to increase the total capital available for investment by the Company. As a BDC, we may also invest up to 30% of our portfolio opportunistically in
“non-qualifying”
portfolio investments, such as investments in
non-U.S.
companies.
We may invest in debt securities which are either rated below investment grade or not rated by any rating agency but, if they were rated, would be rated below investment grade. Below investment grade securities, which are often referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. They may also be illiquid and difficult to value.
Investment Portfolio
As of March 31, 2025, our portfolio on a fair value basis was comprised of 65% secured debt investments (64.2% in first lien senior secured loans and 0.8% in second lien senior secured loans), 15.7% in investment vehicles, 3.4% in subordinated debt, 9.2% in equity interests and 6.7% in preferred equity.
As of March 31, 2025, our portfolio was diversified across 29 different industries. The largest industries in our portfolio, based on fair value as of March 31, 2025, were investment vehicles, aerospace & defense, and business services, which represented 15.8%, 10.8%, and 10.3%, respectively, as a percentage of our portfolio at fair value. As of March 31, 2025, the weighted average yield of our total portfolio at amortized cost was 11.5%. As of March 31, 2025, there were twelve loans from four issuers in our portfolio on non-accrual
status.

Competitive Strengths
Dedicated Global Private Credit Group.
 The Private Credit Group (“PCG” or the “Private Credit Group”) has 40+ dedicated professionals in Boston, Chicago, New York, London, Dublin, Hong Kong, and Sydney who exclusively focus on middle market investments across the entire capital structure, which is important in the assessment of relative value and the pricing and structuring of risk. Importantly, all members of the Private Credit Group evaluate both senior and junior opportunities. PCG’s global scale enables the team to remain continuously and exclusively focused on sourcing, underwriting, structuring, monitoring, and managing each of its current and prospective portfolio company investments, and there is no separation between any of these functions. The PCG deal teams are responsible for investments from start to finish and may leverage the broader Bain Capital Credit teams as needed. As a result, PCG believes its dedicated team comprises highly capable middle market specialists within the North American, European, and Australian regions.
Global Scale and Experience of Bain Capital Credit
. The Company will draw upon Bain Capital Credit’s extensive investing experience in both the public and private markets. In addition to its long-standing presence in North America, Bain Capital Credit has invested in Europe since its inception in 1998 and opened its London office in 2005; similarly, after having invested in Australia and Hong Kong for a number of years, Bain Capital Credit opened its first Australian office in 2013 and opened its Hong Kong office in 2014. Bain Capital Credit’s business encompasses global markets and spans various credit asset types, and the total investment team includes 100+ professionals who bring extensive experience and expertise in areas including industry research, structuring/restructuring, and company operations. Coupled with the global footprint of Bain Capital Credit’s parent company, Bain Capital, the diverse internal network of experienced investment professionals offers the Company several important resources and perspectives as well as various external contacts and references when necessary.
Differentiated Sourcing Capabilities.
Over two decades of focused effort, Bain Capital Credit has built a robust and differentiated sourcing capability in the middle market. Each senior member of the Private Credit Group is deliberately tasked with both sourcing and underwriting responsibilities as Bain Capital Credit posits that these functions are inseparable. Bain Capital Credit believes originators should have a keen sense for what deals and structures can be underwritten, and underwriters should be able to access private equity sponsor owners and management teams in the field in order to inform their research. In addition, Bain Capital Credit has dedicated private capital markets coverage to interact with advisors, bankers, and other lenders in the sector with the expectation that we see investment opportunities from the widest possible set of middle market players.
Bain Capital Credit believes its long-standing presence provides it with a unique set of incumbent lender and company relationships that serve as sources of new investment opportunities. Bain Capital Credit believes the breadth of companies that it currently lends to provide for an attractive opportunity set given its deep understanding of the business and industry, access to historical financial performance, and relationships with company management.
Further enhancing this core Private Credit Group effort are Bain Capital Credit’s industry teams and Bain Capital Special Situations. Each of these internal resources serves as an additional sourcing channel as a result of industry contacts, industry-specific conference attendance, and relationships with a cross-section of investment bankers, attorneys, consultants, and other advisors. From Bain Capital Credit’s experience, traditional direct lending funds do not typically have these types of relationships. In addition, Bain Capital Credit maintains an active Trading Desk, which has constant dialogue with various players on the sell side, further enhancing the ability of the Private Credit Group to source deals beyond the typical middle market ecosystem.
Industry Expertise.
Bain Capital Credit’s Industry Research Team includes 40+ investment professionals organized across various industries, effectively covering the public and private investment universe. We believe this organizational structure is a key advantage in performing due diligence on direct lending opportunities in that Bain Capital Credit typically has resident knowledge of an industry niche, a competitor, customer, or supplier relating to the potential portfolio company. We believe this insight positions the Private Credit Group to evaluate risks effectively and efficiently across a fundamentally broader set of opportunities than a traditional private credit fund. In some instances, industry teams may quickly advise against pursuing a deal, for which they hold a negative view, and in other instances, they may have relevant industry analysis readily available to provide a more holistic assessment. The teams’ support can help PCG bring certainty and timeliness to the transaction process – a critical attribute, which we believe makes us an attractive partner to sponsors, management teams, advisors, and other lenders.
Disciplined Investment Philosophy.
Bain Capital Credit has assembled a diverse team of investment professionals across its platform. Bain Capital Credit capitalizes on the significant experience and expertise of its dedicated 40+ person global Private Credit Group and 100+ person total investment team, including dedicated industry research teams, to source, underwrite, and monitor middle market investments. Team members have a variety of cultural, professional, and educational backgrounds, which we believe provide a diversity of viewpoints, industry contacts, and investment insights.
PCG uses detailed business, industry, and competitive analyses to make investments. In evaluating potential investments, investment professionals typically complete market analyses to assess the attractiveness of a given industry and a specific investment and to monitor, on an ongoing basis, financial performance, and market developments. Bain Capital Credit’s approach to making investments generally involves evaluating the following investment characteristics: market definition, market size and growth prospects, competitive analysis, historical financial performance, margin analysis and cost structure, quality of earnings, capital structure, access to capital markets, risk analysis, and regulatory, tax and legal matters. Additionally, the Private Credit Group places significant emphasis on the quality and track record of the controlling shareholders and management team as well as careful consideration of the underlying deal structure and documentation.
Rigorous analysis of earnings is critical in the Advisor’s assessment of the actual leverage through a loan tranche, as borrowers may market their leverage based on EBITDA with several pro-forma
adjustments that boost the denominator in the leverage calculation. For some deals, the Advisor may accept certain EBITDA adjustments that we deem fair from a lender’s perspective. In other instances, adjustments are more egregious, in which case the Advisor would adjust to arrive at a more accurate and conservative earnings figure.
The Private Credit Group is also tasked with continuously monitoring portfolio investments. As part of this, the team will prepare quarterly flash reports, which include updates on portfolio companies’ financial and operational performance as well as a business outlook. The goal of the monitoring process is to help the team identify issues early on and allow the team to take action where necessary. In addition, the team reviews each investment in a quarterly team-wide meeting and periodically in a formal Credit Committee setting.
Restructuring Expertise.
Bain Capital Special Situations is a large investor in stressed and distressed corporate investments across the globe. This team possesses operational expertise as well as significant experience in bankruptcy and restructurings. Though Bain Capital Special Situations does not expect many defaults within the global direct lending strategy, the Private Credit Group can leverage the in-house
expertise of the Special Situations Group to work through a restructuring, if necessary.
Alignment of Interest.
Bain Capital is an employee-owned partnership and principal investor with significant employee co-investment
across all credit strategies. Bain Capital approaches its business first and foremost as a principal investor driving attractive returns which results in strong alignment with the limited partners of its funds. This alignment of interests has been at the core of Bain Capital’s strategy since its founding in 1984 and remains at the core of its business model to this day
.

Our Advisor and the Administrator
Our Advisor is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the supervision of our board of directors (our “Board”), a majority of which is comprised of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (each such director, an “Independent Director”), BCSF manages our day-to-day
operations and provides us with investment advisory and management services, pursuant to the second amended and restated investment advisory agreement (the “Amended Investment Advisory Agreement”) between us and our Advisor, and certain administrative services, pursuant to an administrative services agreement (the “Administration Agreement”) between us and our Advisor. Our Advisor is a subsidiary of Bain Capital Credit, a multi-asset alternative investment firm which, together with its subsidiaries, had approximately $51.0 billion in AUM as of December 31, 2024.
Under a resource sharing agreement (the “Resource Sharing Agreement”) between our Advisor and Bain Capital Credit, Bain Capital Credit provides our Advisor with experienced investment professionals (including the members of the Advisor’s Credit Committee) and access to the resources of Bain Capital Credit. These resources and personnel enable our Advisor to fulfill its obligations under the Amended Investment Advisory Agreement. Through the Resource Sharing Agreement, our Advisor benefits from the significant deal origination, credit underwriting, due diligence, investment structuring, execution, portfolio management and monitoring experience of Bain Capital Credit’s investment professionals. See “
Management Agreements
” below, “
Risk Factors—Risks Relating to Our Business and Structure—We are dependent upon key personnel of Bain Capital Credit and our
 Advisor
” from our most recent annual report filed on Form
10-K,
Item 1A “
Risk Factors
” from our most recent quarterly report filed on Form
10-Q,
our current reports filed on Form
8-K,
as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, all incorporated by reference herein.
Bain Capital Credit has an extensive track record as a lender in the middle market and since being formed over 25 years ago has invested across credit products and the fixed income universe, including performing and distressed bank loans, high yield bonds, debtor-in-possession
loans, senior direct lending, mezzanine debt and other junior securities, structured products, credit-based equities and other investments. Bain Capital Credit is a subsidiary of Bain Capital, a diversified private investment firm. As of December 31, 2024, Bain Capital Credit’s Private Credit Group has invested over $25.0 billion in the Senior Direct Lending Strategy since 1999 (of which approximately $4.1 billion has been invested within the
12-month
period ended December 31, 2024). The Senior Direct Lending Strategy is defined as primarily consisting of investments in secured debt in companies with EBITDA of $10.0 million to $150.0 million. Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies.
The Private Credit Group of Bain Capital Credit is responsible for originating prospective investments, conducting research and due diligence investigations on potential investments, analyzing investment opportunities, negotiating and structuring our investments and monitoring our investments and portfolio companies on an ongoing basis. Our management team consists of investment and administrative professionals from our Advisor. As of April 1, 2025, the Bain Capital Credit Private Credit Group was comprised of 40+ dedicated investment professionals, all of whom spend substantial time focused on us. These professionals are supported by an additional 180+ investment professionals in Bain Capital Credit’s Industry Research Teams, Trading Desk and Special Situations Group Team. Most of these individuals have additional responsibilities other than those relating to us, but generally allocate a portion of their time in support of our business and our investment objective and providing us access to deep experience across a range of industries that we believe is unique to us as a middle market credit investor. In addition, Bain Capital Credit believes that it has superior support personnel, including expert teams in risk management, legal, accounting, tax, information technology, business continuity and compliance, among others. We benefit from the support provided by these personnel to our operations.
Our investments require approval from at least the Private Credit Investment Committee, which includes three managing directors in the Private Credit Group: Michael Ewald, Michael Boyle, and Carolyn Hastings. Depending on certain thresholds, approval may also be required from Bain Capital Credit’s Credit Committee, which includes Michael Ewald, Carolyn Hastings and additional senior Partners across other Bain Capital Credit disciplines. See “
Management—Biographical Information
” for a description of the experience of each member of the Private Credit Investment Committee and Bain Capital Credit’s Credit Committee who are not executive officers of the Company. A portfolio manager leads the decision making process for each investment and engages the credit committee throughout the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. The extensive and varied experience of the investment professionals serving on Bain Capital Credit’s Credit Committee includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. This diverse skill set provides a broad range of applicable perspectives in the evaluation of each investment opportunity.
Corporate Structure
We were formed as an externally managed,
closed-end,
non-diversified
management investment company on October 5, 2015 and commenced operations on October 13, 2016.
Operating and Regulatory Structure
We have elected to be regulated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers),
principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act also requires that a majority of the directors on the Board be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless such change is approved by a majority of our outstanding voting securities.
As a BDC, we are generally prohibited from acquiring assets other than qualifying assets, unless, after giving effect to any acquisition, at least 70% of our total assets are qualifying assets. Qualifying assets generally include securities of eligible portfolio companies, cash, cash equivalents, U.S. government securities and high-quality debt instruments maturing in one year or less from the time of investment. Under the rules of the 1940 Act, “eligible portfolio companies” include (1) private U.S. operating companies, (2) public U.S. operating companies whose securities are not listed on a national securities exchange (e.g., the New York Stock Exchange and the Nasdaq Stock Market) or registered under the Exchange Act, and (3) public U.S. operating companies having a market capitalization of less than $250.0 million. Public U.S. operating companies whose securities are quoted on the over-the-counter
bulletin board and through OTC Markets Group Inc. are not listed on a national securities exchange and therefore are eligible portfolio companies.
We also have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing concurrently with our election to be treated as a BDC. A BDC that has elected to be a RIC generally does not incur any U.S. federal income tax so long as the BDC continuously maintains its BDC election in accordance with the 1940 Act, at least 90% of the BDC’s gross income each taxable year consists of certain types of qualifying investment income, the BDC satisfies certain asset composition requirements at the close of each quarter of its taxable year, and if the BDC distributes all of its taxable income (including net realized capital gains, if any) to its stockholders on a timely basis. See “
Material U.S.
 Federal Income Tax Considerations
.”
Distributions
We intend to make quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board. On May 5, 2025, we announced a dividend in an aggregate amount of $0.45 per share payable to stockholders of record as of June 16, 2025. All future distributions will be subject to lawfully available funds therefor, and we can offer no assurance that we will be able to declare such distributions in future periods.
We intend to timely distribute to our stockholders substantially all of our annual taxable income for each year, except that we may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, we may choose to defer distribution of taxable income for distribution in the following year and pay any applicable U.S. federal excise tax. The distributions we pay to our stockholders in a year may exceed our taxable income for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The specific tax characteristics of our distributions will be reported to stockholders after the end of the calendar year. See “
Distributions
.”
Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan (“DRIP”) for our stockholders, which is an “opt out” DRIP. Under this plan, if we declare a cash distribution, our stockholders who have not elected to “opt out” of our DRIP will have their cash distribution automatically reinvested (net of applicable withholding tax) in additional shares of our common stock, rather than receiving the cash distribution. If a stockholder elects to “opt out,” that stockholder will receive cash distributions. Stockholders who receive distributions in the form of shares of common stock generally are subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their distributions in cash and, for this purpose, stockholders receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan. However, since their cash distributions will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on reinvested distributions. See “
Dividend Reinvestment Plan
.”
Fees and Expenses
We pay our Advisor a fee for its services under the Amended Investment Advisory Agreement. The fee consists of two components: a base management fee and an incentive fee. Prior to February 1, 2019, the base management fee was payable quarterly in arrears and was calculated at an annual rate of 1.5% of our gross assets, including assets purchased with borrowed funds or other forms of leverage but excluding cash and cash equivalents. Effective February 1, 2019, the base management fee has been revised to a tiered management fee structure so that the base management fee of 1.5% (0.375% per quarter) of the average value of the Company’s gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will continue to apply to assets held at an asset coverage ratio down to 200%, but a lower base management fee of 1.0% (0.25% per quarter) of the average value of the Company’s gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will apply to any amount of assets attributable to leverage decreasing the Company’s asset coverage ratio below 200%. The amount of gross assets will be based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The incentive fee is comprised of the following two parts:

•
An incentive fee based on net investment income, which we refer to as the incentive fee on income. The incentive fee on income is calculated and payable quarterly in arrears based on the aggregate pre-incentive
fee net investment income in respect of the current calendar quarter and the eleven preceding calendar quarters beginning with the calendar quarter that commenced on January 1, 2019 (or the appropriate portion thereof in the case of any of the Company’s first eleven calendar quarters that commence on or after January 1, 2019) (in either case, the “Trailing Twelve Quarters”).
Pre-incentive
fee net investment income in respect of the relevant Trailing Twelve Quarters will be compared to a “Hurdle Amount” equal to the product of (i) the hurdle rate of 1.5% per quarter (6% annualized) and (ii) the sum of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters. The quarterly incentive fee based on income shall be calculated, subject to the Incentive Fee Cap (as defined below), based on the amount by which (A) aggregate pre-incentive
fee net investment income in respect of the relevant Trailing Twelve Quarters exceeds (B) the Hurdle Amount for such Trailing Twelve Quarters. The amount of the excess of (A) over (B) described in this paragraph for such Trailing Twelve Quarters is referred to as the “Excess Income Amount.” The incentive fee based on income for each calendar quarter will be determined as follows:

•	No incentive fee based on income is payable to the Advisor for any calendar quarter for which there is no Excess Income Amount;

•
100% of the aggregate
pre-incentive
fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive
fee net investment income, if any, that exceeds the Hurdle Amount, but is less than or equal to an amount, which we refer to as the
“Catch-up
Amount,” determined as the sum of 1.8182% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters; and

•	17.5% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount.
The Incentive Fee Cap in respect of any calendar quarter is an amount equal to 17.5% of the Cumulative Net Return (as defined herein) during the relevant Trailing Twelve Quarters less the aggregate incentive fees based on income that were paid to the Advisor in the preceding eleven calendar quarters (or portion thereof) comprising the relevant Trailing Twelve Quarters. In the event the Incentive Fee Cap is less than the amount of incentive fee based on income that would otherwise be payable, the amount of incentive fee based on income shall be reduced to an amount equal to the Incentive Fee Cap.

•
An incentive fee on capital gains is calculated and payable in arrears as of the end of each fiscal year equal to 17.5% of our realized capital gains as of the end of the fiscal year if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

See “Fees and Expenses” and “Management Agreements.”
Use of Leverage
From time to time, we may borrow funds, including under our credit facilities, or issue debt securities or preferred securities to make additional investments or for other purposes. This is known as “leverage” and could increase or decrease returns to our stockholders. The use of borrowed funds or the proceeds of preferred stock offerings to make investments has specific benefits and risks, and all of the costs of borrowing funds or issuing preferred stock are borne by our stockholders. As a BDC, with certain limited exceptions, we may only borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, is in compliance with the ratio for BDCs set forth in the 1940 Act. On November 28, 2018, the Board approved the reduction of the Company’s asset coverage requirements in Section 61(a)(2) of the 1940 Act to 150% and recommended the stockholders to vote in favor of the proposal at the special stockholder meeting on February 1, 2019. On February 1, 2019, the Company’s stockholders approved the application of the reduced asset coverage. Effective February 2, 2019, the Company is permitted to borrow amounts such that its asset coverage ratio, as defined in the 1940 Act, is at least 150% after such borrowing (if certain requirements are met), rather than 200%, as previously required.
Concurrent with this change, effective February 1, 2019, the base management fee was revised to have a tiered management fee structure so that the base management fee of 1.5% (0.375% per quarter) of the average value of the Company’s gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will continue to apply to assets held at an asset coverage ratio down to 200%, but a lower base management fee of 1.0% (0.25% per quarter) of the average value of the Company’s gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will apply to any amount of assets attributable to leverage decreasing the Company’s asset coverage ratio below 200%.
The amount of leverage that we employ will depend on the assessment of our Advisor regarding market conditions and other factors at the time of any proposed borrowing or issuance. See “
Senior Securities
.”
2018-1
Notes
On September 28, 2018, (the
“2018-1
Closing Date”), the Company, through BCC Middle Market CLO
2018-1
LLC (the
“2018-1
Issuer”), a Delaware limited liability company and a subsidiary of the Company, completed its $451.2 million term debt securitization (the “CLO Transaction”). The notes issued in connection with the CLO Transaction (the
“2018-1
Notes”) are secured by a diversified portfolio of the
2018-1
Issuer consisting primarily of middle market loans, the majority of which are senior secured loans (the
“2018-1
Portfolio”). At the
2018-1
Closing Date, the
2018-1
Portfolio was comprised of assets transferred from the Company and its consolidated subsidiaries. All transfers were eliminated in consolidation and there were no realized gains or losses recognized in the CLO Transaction.
The CLO Transaction was executed through a private placement of the following
2018-1
Notes. The
Class A-1
A,
A-1
B,
A-2,
B and C
2018-1
Notes were issued at par and are scheduled to mature on October 20, 2030. The Company received 100% of the membership interests (the “Membership Interests”) in the
2018-1
Issuer in exchange for its sale to the
2018-1
Issuer of the initial closing date loan portfolio. The Membership Interests do not bear interest. As of December 31, 2021, the
Class A-1
A,
A-1
B,
A-2,
B and C
2018-1
Notes were included in the consolidated financial statements. The Membership Interests were eliminated in consolidation. On March 7, 2022, the Company sold 70% of the membership equity interests of the Company’s
2018-1
Notes to SLP, which resulted in the deconsolidation of the
2018-1
Notes from the Company’s consolidated financial statements as further discussed in Note 3.
On June 15, 2023, the Company entered into a First Supplemental Indenture
(“2018-1
Supplemental Indenture”), dated as of June 15, 2023, pursuant to Section 8.1(xxxi) of the Indenture (the
“2018-1
Indenture”), dated as of September 28, 2018, between the
2018-1
Issuer, as issuer, and Wells Fargo Bank, National Association, as trustee. The
2018-1
Supplemental Indenture provides for, among other things, an adoption of an alternate reference rate of Term SOFR plus 0.26%, effective July 1, 2023.
On March 13, 2024, SLP refinanced the
2018-1
Issuer through a private placement of $500 million of senior secured and senior deferrable notes consisting of (i) $290.0 million of
Class A-1-R
Senior Secured Floating Rate

Notes, which currently bear interest at the applicable reference rate plus 2.25% per annum; (ii) $20.0 million of
Class A-J-R
Senior Secured Floating Rate Notes, which bear interest at the applicable reference rate plus 2.70% per annum; (iii) $30.0 million of
Class A-2-R
Senior Secured Floating Rate Notes, which bear interest at the applicable reference rate plus 2.90% per annum; (iv) $40.0 million of
Class B-R
Mezzanine Secured Deferrable Floating Rate Notes, which bear interest at the applicable reference rate plus 3.90% per annum; (v) $30.0 million of
Class C-R
Mezzanine Secured Deferrable Floating Rate Notes, which bear interest at the applicable reference rate plus 5.90% per annum; and (vi) $30.0 million of
Class D-R
Junior Secured Deferrable Floating Rate Notes, which bear interest at the applicable reference rate plus 8.32% per annum (collectively, the
“2018-1
CLO Reset Notes”). The membership interests are eliminated in consolidation on SLP’s Consolidated Financial Statements. The
2018-1
CLO Reset Notes are scheduled to mature on April 20, 2036 and the reinvestment period ends April 20, 2028. The transaction resulted in a realized loss on the extinguishment of debt of $1.3 million from the acceleration of unamortized debt issuance costs. The obligations of the
2018-1
Issuer under the
2018-1
CLO Transaction are
non-recourse
to the Company.
As part of the refinancing transaction, SLP bought the Company’s membership interests of the
2018-1
Issuer for $22.4 million, making SLP the sole owner of the membership interests.
2019-1
Debt
On August 28, 2019, the Company, through BCC Middle Market CLO
2019-1
LLC (the
“2019-1
Issuer”), a Cayman Islands limited liability company and a wholly-owned and consolidated subsidiary of the Company, and BCC Middle Market CLO
2019-1
Co-Issuer,
LLC (the
“Co-Issuer”
and, together with the Issuer, the
“Co-Issuers”),
a Delaware limited liability company, completed its $501.0 million term debt securitization (the
“2019-1
CLO Transaction”). The notes issued in connection with the
2019-1
CLO Transaction (the
“2019-1
Notes”) are secured by a diversified portfolio of the
Co-Issuers
consisting primarily of middle market loans, the majority of which are senior secured loans (the
“2019-1
Portfolio”). The
Co-Issuers
also issued
Class A-1L
Loans (the “Loans” and, together with the
2019-1
Notes, the
“2019-1
Debt”). The Loans are also secured by the
2019-1
Portfolio. At the
2019-1
closing date, the
2019-1
Portfolio was comprised of assets transferred from the Company and its consolidated subsidiaries. All transfers were eliminated in consolidation and there were no realized gains or losses recognized in the
2019-1
CLO Transaction.
On November 30, 2021, the
Co-Issuers
refinanced the
2019-1
CLO Transaction through a private placement of $410 million of senior secured and senior deferrable notes consisting of: (i) $282.5 million of
Class A-1-R
Senior Secured Floating Rate Notes, which currently bear interest at the applicable reference rate plus 1.50% per annum; (ii) $55 million of
Class A-2-R
Senior Secured Floating Rate Notes, which bear interest at the applicable reference rate plus 2.00% per annum; (iii) $47.5 million of
Class B-R
Senior Deferrable Floating Rate Notes, which bear interest at the applicable reference rate plus 2.60% per annum; and (iv) $25.0 million of
Class C-R
Senior Deferrable Floating Rate Notes, which bear interest at the applicable reference rate plus 3.75% per annum (collectively, the
“2019-1
CLO Reset Notes”). As part of the transactions, the
2019-1
Issuer was redomiciled from Cayman to Jersey. The
2019-1
CLO Reset Notes are scheduled to mature on October 15, 2033 and the reinvestment period ends October 15, 2025. The Company retained $32.5 million of the
Class B-R
Notes and $25.0 million of the
Class C-R
Notes. The retained notes by the Company are eliminated in consolidation. The transaction resulted in a realized loss to the Company on the extinguishment of debt of $2.3 million from the acceleration of unamortized debt issuance costs. The obligations of the
2019-1
Issuer under the
2019-1
CLO Transaction are
non-recourse
to the Company.
On June 15, 2023, the Company entered into a Second Supplemental Indenture
(“2019-1
Supplemental Indenture”), dated as of June 15, 2023, pursuant to Section 8.1(xxxi) of the Indenture (the
“2019-1
Indenture”), dated as of November 30, 2021, between BCC Middle Market CLO
2019-1,
LTD, as issuer, and Wells Fargo Bank, National Association, as trustee. The
2019-1
Supplemental Indenture provides for, among other things, an adoption of an alternate reference rate of Term SOFR plus 0.26%, effective July 1, 2023.

As of March 31, 2025, there were 56 first lien senior secured loans with a total fair value of approximately $452.7 million and cash of $49.9 million securing the
2019-1
Debt. As of December 31, 2024, there were 56 first lien and second lien senior secured loans with a total fair value of approximately $465.3 million and cash of $39.8 million securing the
2019-1
Debt. Assets that are pledged as collateral for the
2019-1
Debt are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company’s obligations under the indenture and loan agreement governing the
2019-1
Debt. The creditors of the
2019-1
Co-Issuers
have received security interests in such assets and such assets are not intended to be available to the creditors of the Company (or an affiliate of the Company). The
2019-1
Portfolio must meet certain requirements, including asset mix and concentration, term, agency rating, collateral coverage, minimum coupon, minimum spread and sector diversity requirements in the indenture and loan agreement governing the
2019-1
Debt. As of March 31, 2025, the Company was in compliance with its covenants related to the
2019-1
Debt.
2023 Notes
On June 10, 2020, the Company entered into a Master Note Purchase Agreement with institutional investors listed on the Purchaser Schedule thereto (the “Note Purchase Agreement”), in connection with the Company’s issuance of $150.0 million aggregate principal amount of its 8.50% senior unsecured notes due 2023 (the “ 2023 Notes”). The sale of the 2023 Notes generated net proceeds of approximately $146.4 million, including an offering discount of $1.5 million and debt issuance costs in connection with the transaction, including fees and commissions, of $2.1 million.
The 2023 Notes were scheduled to mature on June 10, 2023 and could have been redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the Note Purchase Agreement. The 2023 Notes bore interest at a rate of 8.50% per year payable semi-annually on June 10 and December 10 of each year, commencing on December 10, 2020.
On July 16, 2021 the Company repurchased $37.5 million of the 2023 Notes at a total cost of $39.5 million. This resulted in a realized loss to the Company on the extinguishment of debt of $2.5 million, which included a premium paid of $2.0 million and acceleration of unamortized debt issuance costs and original issue discount of $0.5 million.
On August 24, 2022, the Company issued a notice to the noteholders of the 2023 Notes, indicating its intention to prepay the total aggregate principal amount committed of $150.0 million, including the principal amount outstanding of $112.5 million, under the 2023 Notes pursuant to the terms of the Note Purchase Agreement governing the 2023 Notes. The Notes were prepaid at 100% of their principal amount, plus accrued and unpaid interest thereon, on September 6, 2022. This resulted in a realized loss to the Company on the extinguishment of debt of $0.7 million, which included acceleration of unamortized debt issuance costs and original issue discount of $0.7 million.
March 2026 Notes
On March 10, 2021, the Company and U.S. Bank National Association (the “Trustee”), entered into an Indenture (the “Base Indenture”) and First Supplemental Indenture (the “First Supplemental Indenture,” and together with the Base Indenture, as amended and supplemented from time to time, the “USB Indenture”) between the Company and the Trustee. The First Supplemental Indenture relates to the Company’s issuance of $300.0 million aggregate principal amount of its 2.950% notes due 2026 (the “March 2026 Notes”).
The March 2026 Notes will mature on March 10, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the USB Indenture. The March 2026 Notes bear interest at a rate of 2.950% per year payable semi-annually on March 10th and September

10th of each year, commencing on September 10, 2021. The March 2026 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the March 2026 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The net proceeds to the Company from the March 2026 Notes were approximately $294.3 million, after deducting the underwriting discounts and commissions of $4.4 million and offering expenses of $1.3 million
October 2026 Notes
On October 13, 2021, the Company and the Trustee entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Base Indenture between the Company and the Trustee. The Second Supplemental Indenture relates to the Company’s issuance of $300.0 million aggregate principal amount of its 2.550% notes due 2026 (the “October 2026 Notes”).
The October 2026 Notes will mature on October 13, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the USB Indenture. The October 2026 Notes bear interest at a rate of 2.550% per year payable semi-annually on April 13 and October 13 of each year, commencing on April 13, 2022. The October 2026 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the October 2026 Notes, rank pari passu
with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
The net proceeds to the Company from the October 2026 Notes were approximately $293.1 million, after deducting the underwriting discounts and commissions of $6.2 million and offering expenses of $0.7 million.
March 2030 Notes
On February 6, 2025, the Company and the Trustee entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Base Indenture between the Company and the Trustee. The Third Supplemental Indenture relates to the Company’s issuance of $350.0 million aggregate principal amount of its 5.950% notes due 2030 (the “March 2030 Notes”).
The March 2030 Notes will mature on March 15, 2030 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the USB Indenture. The March 2030 Notes bear interest at a rate of 5.950% per year payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2025. The March 2030 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the March 2030 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

The net proceeds to the Company from the March 2030 Notes were approximately $341.4 million, after deducting the underwriting discounts and commissions of $7.5 million and offering expenses of $1.1 million.
In connection with the March 2030 Notes, the Company entered into an interest rate swap to more closely align the interest rates of the Company’s liabilities with the Company’s investment portfolio, which consists of predominately floating rate loans. Under the interest rate swap agreement related to the March 2030 Notes, the Company receives a fixed interest rate of 5.95% per annum and pays a floating interest rate of SOFR + 1.90% per annum on $350 million of the March 2030 Notes. The Company designated each interest rate swap as the hedging instrument in a qualifying hedge accounting relationship. Please see “Item 1. Consolidated Financial Statements - Notes to Consolidated Financial Statements - Note 7” in our most recent Form
10-Q
for additional detail.
Sumitomo Credit Facility
On December 24, 2021, the Company entered into a senior secured revolving credit agreement (as amended to date, the “Sumitomo Credit Agreement” or the “Sumitomo Credit Facility”) as Borrower, with Sumitomo Mitsui Banking Corporation, as Administrative Agent and Sole Book Runner, and with Sumitomo Mitsui Banking Corporation and MUFG Union Bank, N.A., as Joint Lead Arrangers. The Credit Agreement is effective as of December 24, 2021.
The facility amount under the Sumitomo Credit Agreement is $300.0 million with an accordion provision to permit increases to the total facility amount up to $1.0 billion. Proceeds of the loans under the Sumitomo Credit Agreement may be used for general corporate purposes of the Company, including, without limitation, repaying outstanding indebtedness, making distributions, contributions and investments, and acquisition and funding, and such other uses as permitted under the Sumitomo Credit Agreement. The maturity date is December 24, 2026.
On July 6, 2022, the Company entered into the First Amendment to the Sumitomo Credit Agreement. The First Amendment provides for an upsize in the total commitments from lenders under the revolving credit facility governed by the Sumitomo Credit Agreement from $300.0 million to $385.0 million. The First Amendment also replaced the LIBOR benchmark provisions under the Sumitomo Credit Agreement with SOFR benchmark provisions, including applicable credit spread adjustments.
On July 22, 2022, the Company entered into the Increasing Lender/Joinder Lender Agreement (the “Joinder Agreement”), dated as of July 22, 2022, pursuant to Section 2.08(e) of the Sumitomo Credit Agreement. The Joinder Agreement provides for, among other things, an upsize in the total commitments from lenders under the revolving credit facility governed by the Sumitomo Credit Agreement from $385.0 million to $485.0 million.
On August 24, 2022, the Company entered into the Second Amendment, which provides for, among other things, an upsize in the total commitments from lenders under the Sumitomo Credit Agreement from $485.0 million to $635.0 million.
On December 14, 2022, the Company entered into a second Increasing Lender/Joinder Lender Agreement (the “Second Joinder Agreement”), dated as of December 14, 2022, pursuant to Section 2.08(e) of the Sumitomo Credit Agreement. The Second Joinder Agreement provides for, among other things, an upsize in the total commitments from lenders under the revolving credit facility governed by the Sumitomo Credit Agreement from $635.0 million to $665.0 million.
On May 20, 2024, the Company entered into the Third Amendment to the Sumitomo Credit Agreement (the “Third Amendment”). The Third Amendment provides for, among other things, (i) an extension of the revolver availability period from December 24, 2025 to May 19, 2028, (ii) an extension of the scheduled maturity date from December 24, 2026 to May 18, 2029, (iii) the conversion of a portion of the existing revolver availability into term loan availability, (iv) an upsize in the total facility amount from $665,000,000 to $855,000,000, (v) an increase in the accordion provision to permit increases to a total facility amount of up to $1,500,000,000, (vi) the reduction of the credit adjustment spread for term benchmark loans denominated in Dollars, from 0.10% for one-month
tenor loans, 0.15% for three-month tenor loans and 0.25% for six-month
tenor loans to 0.10% for all loan tenors, and (vii) the joinder of new lenders to the Sumitomo Credit Agreement.
Interest under the Sumitomo Credit Agreement for (i) loans for which the Company elects the base rate option, (A) if the borrowing base is equal to or greater than the product of 1.60 and the revolving credit exposure, is payable at an “alternate base rate” (which is the greater of zero and the highest of (a) the prime rate as published in the print edition of The Wall Street Journal, Money Rates Section, (b) the federal funds effective rate plus 0.5% and (c) the one-month
Eurocurrency rate plus 1% per annum) plus 0.75% per annum and (B) if the borrowing base is less than the product of 1.60 and the revolving credit exposure, the alternate base rate plus 0.875% per annum; (ii) loans for which the Company elects the Eurocurrency option, (A) if the borrowing base is equal to or greater than the product of 1.60 and the revolving credit exposure, is payable at a rate equal to the Eurocurrency rate plus 1.75% per annum and (B) if the borrowing base is less than the product of 1.60 and the revolving credit exposure, is payable at a rate equal to the Eurocurrency rate plus 1.875% per annum; and (iii) loans for which the Company elects the risk-free-rate option, (A) if the borrowing base is equal to or greater than the product of 1.60 and the revolving credit exposure, is payable at a rate equal to risk-free-rate plus 1.8693% per annum and (B) if the borrowing base is less than the product of 1.60 and the revolving credit exposure, is payable at a rate equal to risk-free-rate plus 1.9943% per annum. The Company pays a used commitment fee of 37.5 basis points (0.375%) on the average daily unused amount of the dollar commitment.
The Sumitomo Credit Agreement includes customary affirmative and negative covenants, including certain limitations on the incurrence of additional indebtedness and liens, as well as usual and customary events of default for revolving credit facilities of this nature. As of March 31, 2025, the Company was in compliance with its covenants related to the Sumitomo Credit Facility.
As of March 31, 2025 and December 31, 2024, there were $156.0 million and $442.7 million of borrowings under the Sumitomo Credit Facility.
For more information on our debt, see “
Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources
” from our most recent annual report filed on Form
10-K
and our most recent quarterly report filed on Form
10-Q,
as well as any amendments reflected in subsequent filings with the SEC, all incorporated by reference herein.
Recent Developments
Below are characteristics of the Company’s investment portfolio as of March 31, 2025:

•
First Lien Senior Secured Loans
: Approximately 64.2% of the Company’s total investment portfolio at fair value was invested in first lien debt; the remaining 35.8% of the investment portfolio was invested in 0.8% in senior secured debt, 15.7% in investment vehicles, 3.4% in subordinated debt, 9.2% in equity interests and 6.7% in preferred equity;

•
Diversified Portfolio Across Defensive, Less-Cyclical Industries
: Highly diversified portfolio of investments consisting of 175 individual companies across 29 industries; investment vehicles (15.8%) aerospace & defense (10.8%), and business services (10.3%) and represent the three largest sector allocations in the portfolio; Strong Loan Documentation and Control Rights: 92% of our debt investments have financial covenants, and we exert effective voting control in 77% of the debt investments in the portfolio; and

•
Middle-Market Sized Companies Backed By Private Equity Sponsors
: The median EBITDA of the portfolio companies within our investment portfolio was $42 million (reported as of March 31, 2025), the median leverage was 4.8x and 96% of our portfolio companies are backed by experienced private equity firms.

The Company’s current liability structure is generally financed with long duration, floating rate debt with tiered maturity schedules generally ranging from 2026 to 2036 that mitigate refinancing risk. Below is a debt maturity schedule of the Company’s current outstanding and committed liabilities as of March 31, 2025:
Debt Maturity Schedule by Total Commitments (figures in millions)

As of March 31, 2025, we had cash and cash equivalents of $38.4 million. Total principal debt outstanding as of March 31, 2025 was $1.46 billion and undrawn capacity totaled $699.0 million as of March 31, 2025. This reflected total available capital (cash and undrawn capacity) to $737.4 million. As of March 31, 2025, we had $544.6 million of undrawn investment commitments, down from $560.9 million as of December 31, 2024. Our ending debt-to-equity
and
debt-to-equity
(net of cash) ratios as of March 31, 2025 were 1.27x and 1.17x, respectively, as compared with 1.22x and 1.13x as of December 31, 2024. We were in compliance with all financial covenants under our debt obligations as of March 31, 2025.
Second Quarter 2025 Dividend
On May 5, 2025, we announced a dividend in an aggregate amount of $0.45 per share payable to stockholders of record as of June 16, 2025.
Trading at a Discount
Shares of
closed-end
investment companies that are listed on an exchange, including BDCs, frequently trade at a discount to their NAV. We are not generally able to issue and sell our common stock at a price below our NAV per share unless, among other things, we receive the requisite stockholder approval for such a sale. The risk that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. We cannot predict whether our shares will trade above, at or below NAV. See “
Risk Factors—Risks Relating to Our Common Stock—We cannot assure you that a market for shares of our common stock will be maintained or the market price of our shares will trade close to
 NAV
” from our most recent annual report filed on Form
10-K,
Item 1A “
Risk Factors
” from our most recent quarterly report filed on Form
10-Q,
our current reports filed on Form
8-K,
as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, all incorporated by reference herein.
Conflicts of Interest, Exemptive Relief and Allocation of Opportunities
As a diversified private investment firm, Bain Capital and its affiliates, including Bain Capital Credit and our Advisor, engage in a broad range of activities, including investment activities for their own account and for the account of other investment funds or accounts, and provide investment banking, advisory, management and other services to funds and operating companies. Bain Capital currently has a number of Affiliate Advisors, each of which focuses primarily on a different investment strategy, although such investment strategies overlap from time to time. The conflicts of interest that we may encounter include those discussed below and elsewhere throughout this prospectus. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.
In the ordinary course of conducting our activities, our interests and the interests of our stockholders may conflict with the interests of our Advisor, Bain Capital Credit Funds, Related Funds or their respective affiliates. There are numerous potential and actual conflicts of interest among us, the Bain Capital Credit Funds, the Affiliate Advisors, and the Related Funds. For example, our Advisor is entitled to a management and incentive fee under the terms of the Amended Investment Advisory Agreement. The existence of the incentive fee may create an incentive for our Advisor to cause us to make more speculative investments than we would otherwise make in the absence of performance-based compensation.
Bain Capital Credit and its Affiliate Advisors manage a number of pooled investment vehicles that may desire to invest in the same investment opportunities. Bain Capital Credit and its Affiliate Advisors have adopted written allocation policies that seek to allocate investment opportunities among investment vehicles fairly and equitably over time. We may invest alongside the Bain Capital Credit Funds and/or Related Funds in certain circumstances where doing so is consistent with our investment strategy, as well as applicable law and SEC staff interpretations. We believe that co-investment
by us and such Bain Capital Credit Funds and/or Related Funds affords us additional investment opportunities and an ability to achieve greater asset diversification. We, our Advisor and Bain Capital Credit have been granted an exemptive relief order by the SEC which permits us greater flexibility to negotiate the terms of co-investments
if our Board determines that it would be advantageous for us to co-invest
with other Bain Capital Credit Funds and/or Related Funds in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. Specifically, our exemptive relief order permits us to invest with other Bain Capital Credit Funds and/or Related Funds in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. This exemptive order permitting co-investment
transactions generally applies only if the Independent Directors and Directors who have no financial interest in such transaction review and approve in advance each co-investment
transaction. The exemptive order also imposes other conditions with which we must comply in order to engage in certain co-investment
transactions.
In addition, it is expected that most or all of the Bain Capital Credit officers and employees responsible for managing us will have responsibilities with respect to other funds or accounts managed by Bain Capital Credit, including funds and accounts that may be raised in the future. Such officers and employees will spend substantial time monitoring the investments of Bain Capital Credit Funds. Conflicts of interest may arise in allocating time, services or functions of these officers and employees. The Affiliate Advisors have existing and potential advisory and other relationships with a significant number of portfolio companies and other clients, and have in the past and may in the future provide financing, services, advice or otherwise deal with third parties whose interests conflict with the interests of a company in which a Bain Capital Credit Client, including us, has invested, such as competitors, suppliers or customers of a company in which the Bain Capital Credit Client has invested. On occasion, an Affiliate Advisor will recommend or cause such a third party to take actions that are adverse to a Bain Capital Credit Client or companies in which it has invested. Moreover, our Advisor, Bain Capital Credit and Bain Capital sponsor and manage various investment vehicles, and may form new investment vehicles in the future, that may compete with us for investment opportunities. Bain Capital Credit Funds and/or Related Funds may make certain investments that are appropriate for us and, as a result, we may receive a smaller allocation of any such investment or no allocation at all.
For more information on allocation of opportunities and our perceived and actual conflicts of interest, see “
Related Party Transactions and Certain Relationships
” below for information relating to our related party transactions.

Summary of Risk Factors

•	Global capital markets could enter a period of severe disruption and instability.

•	Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our NAV through increased net unrealized depreciation.

•	We are dependent upon key personnel of Bain Capital Credit and our Advisor.

•	Our executive officers and directors, our Advisor, Bain Capital Credit and their affiliates, officers, directors and employees may face certain conflicts of interest;

•	We may need to raise additional capital and existing stockholders may be diluted by any such capital raise.

•
Our strategy involves a high degree of leverage. We intend to continue to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us. The risks of investment in a highly leveraged fund include volatility and possible distribution restrictions.

•	We operate in an increasingly competitive market for investment opportunities, which could reduce returns and result in losses.

•	Our board of directors (the “Board”) may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

•
Our Advisor and Administrator each have the ability to resign on 60 days’ notice and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

•
We and our Advisor are subject to regulations and SEC oversight, including limits on issuance of debt. If we or they fail to comply with applicable requirements, it may adversely impact our results relative to companies that are not subject to such regulations.

•	The lack of liquidity in our investments may adversely affect our business.

•	We may invest in high yield debt, or junk bonds, which has greater credit and liquidity risk than more highly rated debt obligations.

•	Our portfolio companies may default or may need to restructure their obligations to us.

•
We are a
non-diversified
investment company within the meaning of the 1940 Act, and therefore we are not limited by the 1940 Act with respect to the proportion of our assets that may be invested in securities of a single issuer or industry.

•	We will be subject to corporate-level income tax if we are unable to qualify as a RIC or do not distribute all of our taxable income.

•	Investing in our common stock involves an above average degree of risk.

•	The market price of our common stock may fluctuate significantly.

•	We cannot assure you that a market for shares of our common stock will be maintained or the market price of our shares will trade close to NAV.

•	Geopolitical events, including international sanctions, may have material adverse impact on us and our portfolio companies.

•
Inflation and actions by central banks or monetary authorities, including the U.S. Federal Reserve, to address inflation may adversely affect the business, results of operations and financial condition of our portfolio companies.

•	We may be the target of litigation.
See “Item 1A. Risk Factors” from our most recent annual report filed on Form
10-K,
“Part II—Item 1A. Risk Factors” from our most recent quarterly report on Form
10-Q,
our current reports filed on Form
8-K,
as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, all incorporated by reference herein, and information included elsewhere in this prospectus, for a description of these and other risks and uncertainties.
Custodian, transfer agent and dividend disbursing agent
U.S. Bank National Association (“U.S. Bank”) serves as our custodian, transfer agent and dividend disbursing agent. See “
Custodian and Transfer and Dividend Disbursing Agent
.”
Company Information
Our principal executive offices are located at 200 Clarendon Street, 37 th
 Floor, Boston, Massachusetts 02116, and our telephone number is
(617) 516-2000.
We have filed with the SEC a registration statement on
Form N-2
under the Securities Act of which this prospectus is a part, which contains additional information about us and the shares of our common stock being offered by this prospectus. We file annual, quarterly and current reports, proxy statements and other information meeting the information requirements of the Exchange Act with the SEC. This information is available on the SEC’s website at http://www.sec.gov.
We maintain a website at http://www.baincapitalbdc.com and intend to make all of our periodic and current reports, proxy statements and certain other information available, free of charge, on or through our website. The information on our website is not incorporated by reference in this prospectus. You may also obtain such information by contacting us, in writing at: Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116, Attention: Investor Relations, and by telephone (collect) at
(617) 516-2000.

FEES AND EXPENSES
The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “annual expenses” are based on estimated amounts for our current fiscal year. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as our investors.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—	(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses	—%
Annual expenses (as a percentage of net assets attributable to common stock): (4)
Base management fee	3.21	% (5)
Incentive fees payable under the Amended Investment Advisory Agreement	2.20	% (6)
Interest payments on borrowed funds	6.72	% (7)
Other expenses	1.03	% (8)
Acquired fund fees and expenses	—	% (9)
Total annual expenses	13.16%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)
The related prospectus supplement will disclose the amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price that will supersede the information included herein.

(3)	The expenses of the DRIP are included in “other expenses” in the table below. For additional information, see “ Dividend Reinvestment Plan .”
(4)	Net assets attributable to common stock equals net assets as of March 31, 2025.
(5)
Our management fee has been revised to a tiered management fee structure so that the base management fee of 1.5% (0.375% per quarter) of the average value of the Company’s gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will continue to apply to assets held at an asset coverage ratio down to 200%, but a lower base management fee of 1.0% (0.25% per quarter) of the average value of the Company’s gross assets (excluding cash and cash equivalents, but including assets purchased with borrowed amounts) will apply to any amount of assets attributable to leverage decreasing the Company’s asset coverage ratio below 200%. For purposes of this table, we have assumed that we maintain no cash or cash equivalents. See “
Management Agreements
.”

(6)
The incentive fee referenced in the table above is based on actual amounts incurred during the three months ended March 31, 2025. The incentive fee consists of two parts, one based on income and the other based on capital gains, that are determined independent of each other
, with the result that one component may be payable even if the other is not:

(i)
an incentive fee on net investment income, calculated and payable quarterly in arrears will be determined as follows, subject to the Incentive Fee Cap: (i) no incentive fee based on income is payable to the Advisor for any calendar quarter for which there is no Excess Income Amount; (ii) 100% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the Hurdle Amount, but is less than or equal to an amount, which we refer to as the “Catch-up Amount,” determined as the sum of 1.8182% multiplied by our NAV at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters; and (iii) 17.5% of the aggregate pre-incentive fee net investment income in respect of the Trailing Twelve Quarters that exceeds the Catch-up Amount; and
(ii)
an incentive fee on capital gains that will equal 17.5% of our realized capital gains, if any, on a cumulative basis from inception through the end of the fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “
Management Agreements
.”

(7)
Interest payments on borrowed funds represents an estimate of our annualized interest expense based on our total borrowings as of
March
31, 2025. At March 31, 2025, the weighted average effective interest rate for total outstanding debt was 4.8%. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue preferred stock, subject to our compliance with applicable requirements under the 1940 Act. See “
Description of Capital Stock

—

Capital Stock

—

Preferred Stock
.”

(8)
“Other expenses” includes overhead expenses, including payments under the Administration Agreement with our Administrator. Other expenses are based on actual amounts incurred during the three months ended March 31, 2025. See “
Manageme
nt Agreements
.”

(9)	Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the incentive fee based on capital gains) (1)	$110	$310	$486	$844
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the incentive fee based on capital gains) (2)	$118	$331	$516	$879

(1)	Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.
(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the Amended Investment Advisory Agreement and therefore subject to the incentive fee based on capital gains. Because our investment strategy involves investments that generate primarily current income
, we believe that a 5% annual return resulting entirely from net realized capital gains is unlikely.

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under our Amended Investment Advisory Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. The example assumes inclusion reinvestment of all distributions at NAV. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, under certain circumstances, reinvestment of dividends and other distributions under our DRIP may occur at a price per share that differs from NAV. See “
Dividend Reinvestment Plan
” for additional information regarding our DRIP.
This example should not be considered a representation of our future
expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

RISK
FACTORS
Investing in our securities involves certain risks. There can be no assurance that our investment objectives will be achieved or that an investor will receive a return of its capital. In addition, there will be occasions when our Advisor and its affiliates may encounter potential conflicts of interest in connection with us. You should carefully consider these risks and uncertainties in the section titled “Risk Factors” in the applicable prospectus supplement and any related free writing prospectus, and the risk factors discussed in our most recent annual report on Form
10-K,
our most recent quarterly report filed on Form
10-Q,
our current reports filed on Form
8-K,
as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, all incorporated by reference herein, together with all of the other information contained or incorporated by reference into this prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. If any of these risks occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the price per share of our common stock could decline or the value of our preferred stock, warrants, subscription rights, debt securities or units may decline, and you may lose all or part of your investment. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance.

FORWARD-LOOKING STATEMENTS
This prospectus, including the documents we incorporate by reference herein, contains, and any applicable prospectus supplement or free writing prospectus, including the documents we incorporate by reference therein, contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “project,” “estimate,” “intend,” “continue” or “believe” or the negatives thereof or other variations thereon or comparable terminology. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. Our forward-looking statements include information in this prospectus, and any applicable prospectus supplement or free writing prospectus, regarding general domestic and global economic conditions, our future financing plans, our ability to operate as a BDC and the expected performance of, and the yield on, our portfolio companies. In particular, there are forward-looking statements under “
Prospectus
Summary—Bain Capital Specialty Finance
,” “
Business
” and “
Management’s Discussion and Analysis of Financial Condition and Results of Operations.
” There may be events in the future, however, that we are not able to predict accurately or control. The factors listed under “
Risk Factors
,” as well as any cautionary language in this prospectus, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in our securities, you should be aware that the occurrence of the events described in these risk factors and elsewhere in this prospectus could have a material adverse effect on our business, results of operation and financial position.
The following factors are among those that may cause actual results to differ materially from our forward-looking statements:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the consequences of geopolitical events, including international sanctions, and related negative impact on inflation and increase disruption to supply chains;

•	changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets;

•
currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars;

•	the ability of our Advisor to locate suitable investments for us and to monitor and administer our investments;

•	the ability of our Advisor and its affiliates to attract and retain highly talented professionals;

•	risk associated with possible disruptions in our operations or the economy generally;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our portfolio companies to achieve their objectives;

•	changes in laws, policies or regulations (including the interpretation thereof) affecting our operations or the operations of our portfolio companies;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	our ability to recover unrealized losses;

•	market conditions and our ability to access alternative debt markets and additional debt and equity capital;

•	competition with other entities and our affiliates for investment opportunities;

•	our ability to continue to effectively manage our business;

•	the dependence of our future success on the general economy and its effect on the industries in which we invest;

•	our ability to maintain our qualification as a BDC and as a RIC;

•	the use of borrowed money to finance a portion of our investments and how much money we may borrow;

•	the adequacy of our financing sources and working capital;

•	the speculative and illiquid nature of our investments;

•	the timing, form and amount of any dividend distribution;

•	actual or potential conflicts of interest with our Advisor and its affiliates;

•	general price and volume fluctuations in the stock market;

•	the costs associated with being a publicly traded company;

•	our contractual arrangements and relationships with third parties; and

•	the risks, uncertainties and other factors we identify under “ Risk Factors ” and elsewhere in this prospectus.
Any forward-looking statement made by us in this prospectus speaks only as of the date on which we make it. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. You are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC, including our annual reports on Form
10-K,
registration statements on Form
N-2,
quarterly reports on Form
10-Q,
current reports on Form
8-K
and definitive proxy statements on Schedule 14A. Under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in the periodic reports we file under the Exchange Act.

USE OF PROCEEDS
Unless otherwise specified in a prospectus supplement or a free writing prospectus we have authorized for use in connection with a specific offering, we intend to use the net proceeds from the sale of our securities pursuant to this prospectus for general corporate or strategic purposes, including making investments in portfolio companies, in accordance with our investment objective and strategies, or repaying outstanding indebtedness.
We anticipate that we will use substantially all of the net proceeds of an offering of securities for the above purposes within approximately six months after the completion of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace. During this period, we may use the net proceeds from our offering to reduce then-outstanding indebtedness or to invest such proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. We expect to earn yields on such investments, if any, that are lower than the interest income that we anticipate receiving in respect of investments in non-
temporary investments. As a result, any distributions we make during this investment period may be lower than the distributions that we would expect to pay when such proceeds are fully invested in non-temporary
investments.
The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

DISTRIBUTIONS
To the extent that we have income available, we intend to authorize and declare quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by the Board. On May 5, 2025, we announced a dividend in an aggregate amount of $0.45 per share payable to stockholders of record as of June 16, 2025. Any distributions to our stockholders will be declared out of assets legally available for distribution.
We have elected to be treated, and intend to operate in a manner so as to continuously qualify, as a RIC under Subchapter M of the Code. To obtain and maintain our RIC tax status, we must distribute at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short-term taxable gains) to our stockholders in respect of each taxable year, as well as satisfy other applicable requirements under the Code. In addition, we generally will be subject to a nondeductible U.S. federal excise tax equal to 4% on certain undistributed amounts for each calendar year in respect of which we fail to distribute dividends of an amount at least equal to the sum of

•	98% of our net ordinary income, taking into account certain deferrals and elections, recognized during a calendar year;

•	98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the one-year period ending on October 31 of such calendar year; and

•	the sum of any net ordinary income and capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax.
For these excise tax purposes, we will be deemed to have distributed any net ordinary taxable income or capital gain net income on which we have paid U.S. federal income tax. Depending on the level of taxable income earned in a calendar year, we may choose to carry forward taxable income for distribution in the following calendar year, and pay any applicable U.S. federal excise tax. We cannot assure you that we will achieve results that will permit the payment of any dividends. See “Risk Factors—Risks Relating to Our Investments” from our most recent annual report filed on Form
10-K,
Item 1A “Risk Factors” from our most recent quarterly report filed on Form
10-Q,
our current reports filed on Form
8-K,
as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, all incorporated by reference herein.
We currently intend to distribute net capital gains (
i.e
., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment, incur a corporate-level tax on such capital gains, and elect to treat such capital gains as deemed distributions to you. If this happens, stockholders will be treated for U.S. federal income tax purposes as if stockholders had received an actual distribution of the capital gains that we retain and reinvested the net after tax proceeds in us. In this situation, stockholders would be eligible to claim a tax credit equal to their allocable share of the tax we paid on the capital gains deemed distributed to our stockholders.
We cannot offer assurance that we will achieve results that will permit us to pay any cash distributions, and if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings. Business disruption and financial distress experienced by our portfolio companies is likely to reduce, over time, the amount of interest and dividend income that we receive from our investments and may require us to contribute additional capital to such companies in the form of follow-on
investments. We may need to restructure the capitalization of some portfolio companies, which could result in reduced interest payments or permanent impairments on our investments. Any such decrease in our net investment income would increase the percentage of our cash flows dedicated to debt service and distribution payments to stockholders. If these amounts become unsustainable, we may be required to reduce the amount of our distributions to stockholders.

Unless you elect to receive your distributions in cash, we intend to make such distributions (net of applicable withholding) in additional shares of our common stock under our DRIP. Distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions and, for this purpose, investors receiving distributions in the form of stock will generally be treated as receiving distributions equal to the fair market value of the stock received through the plan; however, investors participating in our DRIP will not receive any corresponding cash with which to pay any such applicable taxes. If you hold shares of our common stock through a broker or financial intermediary, you may elect to receive distributions in cash by notifying your broker or financial intermediary of your election to receive distributions in cash in lieu of shares of our common stock. Any distributions reinvested through the issuance of shares through our DRIP will increase our assets on which the management fee and the incentive fee are determined and paid to our Advisor. See “
Dividend Reinvestment Plan
.”
Our Board declared a distribution of $0.45 per share for the quarter ended June 30, 2025 to stockholders of record as of June 16, 2025. This distribution will be paid on June 30, 2025.

The following table summarizes our dividends declared and payable since inception through March 31, 2025:

Date Declared	Record Date	Payment Date	Amount Per Share	Total Distributions
February 27, 2025	March 17, 2025	March 31, 2025	$0.42	$27,244,773
February 27, 2025	March 17, 2025	March 31, 2025	$0.03	$1,946,055
May 5, 2025	June 16, 2025	June 30, 2025	$0.42	$27,244,773
May 5, 2025	June 16, 2025	June 30, 2025	$0.03	$1,946,055
Total distributions for 2025			$0.90	$58,381,656
February 27, 2024	March 28, 2024	April 30, 2024	$0.42	$27,116,151
February 27, 2024	March 28, 2024	April 30, 2024	$0.03	$1,936,868
May 6, 2024	June 28, 2024	July 29, 2024	$0.42	$27,116,151
May 6, 2024	June 28, 2024	July 29, 2024	$0.03	$1,936,868
August 6, 2024	September 30, 2024	October 31, 2024	$0.42	$27,116,151
August 6, 2024	September 30, 2024	October 31, 2024	$0.03	$1,936,868
November 5, 2024	December 31, 2024	January 31, 2025	$0.42	$27,116,151
November 5, 2024	December 31, 2024	January 31, 2025	$0.03	$1,936,868
Total distributions for 2024			$1.80	$116,212,076
February 28, 2023	March 31, 2023	April 28, 2023	$0.38	$24,533,663
May 9, 2023	June 30, 2023	July 31, 2023	$0.38	$24,533,663
August 8, 2023	September 29, 2023	October 31, 2023	$0.42	$27,116,151
November 6, 2023	December 29, 2023	January 31, 2024	$0.42	$27,116,151
Total distributions for 2023			$1.60	$103,299,628
February 23, 2022	March 31, 2022	April 29, 2022	$0.34	$21,951,170
May 5, 2022	June 30, 2022	July 29, 2022	$0.34	$21,951,170
August 3, 2022	September 30, 2022	October 28, 2022	$0.34	$21,951,170
November 9, 2022	December 31, 2022	January 27, 2023	$0.36	$23,242,417
Total distributions for 2022			$1.38	$89,095,927
February 18, 2021	March 31, 2021	April 30, 2021	$0.34	$21,951,170
April 27, 2021	June 30, 2021	July 30, 2021	$0.34	$21,951,170
July 29, 2021	September 30, 2021	October 29, 2021	$0.34	$21,951,170
October 28, 2021	December 31, 2021	January 28, 2022	$0.34	$21,951,170
Total distributions for 2021			$1.36	$87,804,680
February 20, 2020	March 31, 2020	April 30, 2020	$0.41	$21,176,423
May 4, 2020	June 30, 2020	July 30, 2020	$0.34	$21,951,170
July 30, 2020	September 30, 2020	October 30, 2020	$0.34	$21,951,170
October 28, 2020	December 31, 2020	January 29, 2021	$0.34	$21,951,170
Total distributions for 2020			$1.43	$87,029,933
February 21, 2019	March 29, 2019	April 12, 2019	$0.41	$21,107,677
May 7, 2019	June 28, 2019	July 29, 2019	$0.41	$21,176,423
August 1, 2019	September 30, 2019	October 30, 2019	$0.41	$21,176,423
October 31, 2019	December 31, 2019	January 30, 2020	$0.41	$21,176,423
Total distributions for 2019			$1.64	$84,636,946
March 28, 2018	March 28, 2018	May 17, 2018	$0.34	$10,609,643
June 28, 2018	June 28, 2018	August 10, 2018	$0.36	$13,484,328
September 26, 2018	September 26, 2018	October 19, 2018	$0.41	$17,966,855
December 19, 2018	December 31, 2018	January 14, 2019	$0.41	$21,107,677
Total distributions for 2018			$1.52	$63,168,503
May 9, 2017	May 12, 2017	May 19, 2017	$0.07	$1,174,052
June 21, 2017	June 29, 2017	August 11, 2017	$0.11	$2,739,972
September 27, 2017	September 28, 2017	November 14, 2017	$0.21	$5,235,687
December 26, 2017	December 28, 2017	January 24, 2018	$0.31	$7,742,502
Total distributions for 2017			$0.70	$16,892,213
December 22, 2016	December 22, 2016	January 17, 2017	$0.015	$82,363
Total distributions for 2016			$0.015	$82,363

The federal income tax characterization of distributions declared and paid for the fiscal year will be determined at fiscal year-end
based upon the amount of distributions paid and the sources and amounts of income and realized gains and our earnings and profits as determined for federal income tax purposes for the full fiscal year.

PRICE RANGE OF COMMON STOCK
Shares of common stock of the Company began trading on the New York Stock Exchange under the symbol “BCSF” on November 15, 2018. The following table sets forth, for each fiscal quarter since January 1, 2023, the net asset value per share of our common stock, the high and low closing market price for our common stock, such closing market price as a premium or discount to our net asset value per share and quarterly distributions per share.

	NAV (1)	Closing Market Price		Premium (Discount) of High Market Price to NAV (2)	(Discount) of Low Market Price to NAV (2)
		High	Low
Fiscal year ending December 31, 2025
First Quarter	$17.64	$19.07	$16.48	8.11%	(6.58)%
Fiscal year ending December 31, 2024
Fourth Quarter	$17.65	$17.85	$16.40	1.13%	(7.08)%
Third Quarter	17.76	17.22	15.41	(3.04)	(13.23)
Second Quarter	17.70	16.87	15.54	(4.69)	(12.20)
First Quarter	17.70	16.01	14.93	(9.55)	(15.65)
Fiscal year ending December 31, 2023
Fourth Quarter	$17.60	$15.73	$14.68	(10.63)%	(16.59)%
Third Quarter	17.54	16.71	13.50	(4.73)	(23.03)
Second Quarter	17.44	13.73	11.14	(21.27)	(36.12)
First Quarter	17.37	13.58	11.82	(21.82)	(31.95)

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low market prices. The net asset value per share shown is based on outstanding shares at the end of the period.

(2)	Calculated as of the respective high or low closing market price divided by the quarter end net asset value.
For all periods presented in the table above, there was no return of capital included in any distribution.
Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount or premium to net asset value is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our common stock will trade at, above, or below net asset value per share. Since our initial public offering in November 2018, our shares of common stock have traded at prices both less than and exceeding our net asset value per share.
The last reported closing price of our common stock on June 3, 2025 was $15.62 per share. As of June 3, 2025 there were 110 stockholders of record of our common stock.

SALES OF COMMON STOCK BELOW NET ASSET VALUE
Our stockholders have in the past and may again approve our ability to sell shares of our common stock below our then current NAV per share in one or more public offerings of our common stock. In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board, including a majority of our Independent Directors, considered a variety of factors, including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments;

•	The leverage available to us, both before and after the offering and other borrowing terms; and

•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.
Our Board will also consider the fact that a sale of shares of common stock at a discount will benefit our Investment Adviser, as the Investment Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company, or from the offering of common stock at premium to NAV per share. Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.
The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.
Impact on Existing Stockholders who do not Participate in the Offering
Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.
The following examples illustrate the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage held by stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV held by stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total investment by stockholder A (assumed to be $10.00 per share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total dilution to stockholder A (total NAV less total investment)	—	$(200)	—	$(900)	—	$(5,000)	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage dilution to stockholder A (dilution per share divided by investment per share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders who Participate in the Offering
Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the offering below NAV as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional offerings below NAV in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.
The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the (dilutive) and accretive effect in the hypothetical offering of 25% of the shares outstanding at a 25% discount to NAV from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 shares which is 0.50% of the offering of 250,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 shares which is 1.50% of the offering of 250,000 shares rather than their 1.00% proportionate share).

		50% Participation		150% Participation

	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$7.89	—	$7.89	—
Net proceeds per share to issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by stockholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	(2,988)	—	$1,037	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.50	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.27)	—	$0.08	—
Percentage (dilution)/accretion to stockholder A (dilution)/accretion per share divided by investment per share	—	—	(2.76)%	—	0.85%

Impact on New Investors
The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.
Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional offerings below NAV in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.
The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder who purchases the same percentage (1.00%) of the shares in the three different hypothetical offerings of common stock of different sizes and levels of discount from NAV per share. The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive and accretive effects on a stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,500	—
Percentage held by stockholder A	—	0.05%	—	0.09%	—	0.20%	—
Total Asset Values
Total NAV held by stockholder A	—	$4,990	—	$9,910	—	$23,750	—

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Total investment by stockholder A	—	$5,000	—	$9,470	—	$19,725	—
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	$(10)	—	$440	—	$4,025	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A	—	$10.00	—	$9.47	—	$7.89	—
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$0.44	—	$1.61	—
Percentage (dilution)/accretion to stockholder A (dilution)/ accretion per share divided by investment per share	—	—	(0.20)%	—	4.65%	—	20.41%

PLAN OF DISTRIBUTION
We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may also be sold
“at-the-market”
to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.
Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
We may offer our shares of common stock in a public offering at-the-market
to a select group of investors, including to and through certain sales agents, in which case a stockholder may not be able to participate in such offering and a stockholder will experience dilution unless the stockholder purchases additional shares of our common stock in the secondary market at the same or lower price. Any sales agent that participates in any such at-the-market
offering may receive commissions from us based on the sales price of any common stock sold through or to such sales agent.
If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.
In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 10% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.
We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.
We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future.
The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.
Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the New York Stock Exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.
In order to comply with the securities laws of certain states, if applicable, the securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.
We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities.

SELECTED FINANCIAL AND OTHER INFORMATION
The information in “Part II–Item 6. Selected Consolidated Financial Data” of our most recent annual report on Form
10-K,
“Part I–Consolidated Statements of Assets and Liabilities” of our most recent quarterly report on Form
10-Q
and “Part I–Consolidated Statements of Operations” of our most recent quarterly report on Form
10-Q
is incorporated by reference herein.
The financial data for the years ended December 31, 2024, 2023, 2022, 2021 and 2020 is set forth in “Note 12. Financial Highlights” in the notes to our audited consolidated financial statements included in our most recent annual report on Form
10-K
and is incorporated by reference herein. Such financial data has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report thereon are incorporated by reference herein. A copy of our annual report on Form
10-K
filed with the SEC may be obtained from www.sec.gov or upon request. The financial data for the three months ended March 31, 2025 is unaudited and set forth in “Note 11. Financial Highlights” in the notes to our consolidated financial statements included in our most recent quarterly report on Form
10-Q
and is incorporated by reference herein. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference herein, any documents incorporated by reference herein, or our annual reports on
Form 10-K
and quarterly reports on Form
10-Q
filed with the SEC.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The information in “Part II–Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent annual report on Form
10-K
and in “Part I–Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent quarterly report on Form
10-Q
is incorporated by reference herein.

SENIOR SECURITIES
Information regarding our senior securities is incorporated by reference herein from our most recent Annual Report on Form
10-K.

BUSINESS
Our business is described in “ Part I–Item 1—Business” of our most recent annual report on Form
10-K
and in “Part I–Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” of our most recent quarterly report on Form
10-Q,
which are incorporated by reference herein.

REGULATION
We are subject to regulation as described in “Part I–Item 1–Business–Regulation as a Business Development Company” of our most recent annual report on Form
10-K,
and in “Part I–Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Overview” of our most recent quarterly report on Form
10-Q,
which are incorporated by reference herein.

MANAGEMENT
Please refer to our most recent definitive proxy statement on Schedule 14A, which is incorporated by reference into this prospectus, for information relating to the management of the Company.
Credit Committee
Our investments re
q
uire approval from at least the Private Credit Investment Committee, which includes three managing directors in the Private Credit Group: Michael Ewald, Michael Boyle and Carolyn Hastings. Depending on certain thresholds, approval may also be required from Bain Capital Credit’s Credit Committee, which includes Michael Ewald, Carolyn Hastings and additional senior Managing Directors across other Bain Capital Credit disciplines. A portfolio manager leads the decision making process for each investment and engages the credit committee throughout the investment process in order to prioritize and direct the underwriting of each potential investment opportunity. The extensive and varied experience of the investment professionals serving on Bain Capital Credit’s Credit Committee includes expertise in privately originated and publicly traded leveraged credit, stressed and distressed debt, bankruptcy, mergers and acquisitions and private equity. This diverse skill set provides a broad range of applicable perspectives in the evaluation of each investment opportunity. The biographies for the members of the Private Credit Investment Committee and Bain Capital Credit’s Credit Committee who are not executive officers or directors of the Company are included below.
Michael A. Ewald.
Mr. Ewald joined Bain Capital in 1998. He is a Partner, Global Head of the Private Credit Group, Portfolio Manager for the Middle Market Credit and Global Direct Lending strategies, and a Credit Committee member. He also serves as CEO of Bain Capital Specialty Finance, Inc., a registered business development company. Prior to joining Bain Capital, Mr. Ewald was an Associate Consultant at Bain & Company and an analyst at Credit Suisse First Boston in the Regulated Industries group. Mr. Ewald received an MBA from the Amos Tuck School of Business at Dartmouth College and a BA from Tufts University.
Michael J. Boyle.
Mr. Boyle joined Bain Capital in 2007. He is a Partner and Portfolio Manager in the Private Credit Group and a Credit Committee member. He is responsible for Bain Capital Credit’s Senior Direct Lending strategy and serves as President of Bain Capital Specialty Finance, Inc, a registered business development company. Mr. Boyle started his career with Bain Capital, over which time he has been a member of the portfolio analytics team, the Industry Research team and the Liquid Credit portfolio management team. He is based in Bain Capital’s New York office. Mr. Boyle received a B.S. from Boston College.
Carolyn Hastings.
Ms. Hastings joined Bain Capital in 2008. She is a Partner and a member of the Private Credit Group. Ms. Hastings is also a member of the firm’s Credit Committee. Throughout her tenure in the Private Credit Group, Ms. Hastings has held origination, underwriting, and portfolio monitoring responsibilities. She has broad experience structuring investments that span the balance sheet and has partnered with dozens of private equity sponsors to finance companies in the technology, telecom, healthcare, consumer, and hospitality industries. Ms. Hastings is an active member of Bain Capital’s Women Connecting Network and serves on a number of corporate and philanthropic boards. Prior to joining Bain Capital, she was an Associate at Thomas H. Lee Partners and an analyst in the Healthcare Group in the Investment Banking Division of Goldman Sachs & Co. Ms. Hastings received an MBA from Harvard Business School, a BSEc from the Wharton School at the University of Pennsylvania and a BA in biology from the University of Pennsylvania.
Olof Bergqvist.
Mr. Bergqvist joined Bain Capital in 2014. He is a Partner and a member of the Private Credit Group. As part of his role, Mr. Bergqvist manages a diverse portfolio including control equity, minority equity, junior, and senior debt investments. Throughout his tenure at Bain Capital, Mr. Bergqvist has partnered with numerous private equity firms as well as founders to finance companies across multiple sectors. Prior to joining Bain Capital, he was a Managing Director at J.P. Morgan responsible for J.P. Morgan Mezzanine’s North American team, part of the Global Special Opportunities Group. He also worked in Investment Banking and as a Credit Portfolio Manager at J.P. Morgan. Mr. Bergqvist received an MBA from the Stern School of Business at New York University and a BS from Pennsylvania State University.

Jeffrey B. Hawkins.
Mr. Hawkins joined Bain Capital in 2001. He is Deputy Managing Partner for Credit and Special Situations. He is also a Credit Committee member, a Risk & Oversight Committee member, and serves as the Chairman of Bain Capital Specialty Finance, Inc., a registered business development company. Prior to joining Bain Capital, Mr. Hawkins was at Ropes & Gray, LLP working on securities law, mergers and acquisitions, and collateralized debt funds. Mr. Hawkins received a JD from Harvard Law School and a BA Phi Beta Kappa from Trinity College.
Tom Maughan.
Mr. Maughan joined Bain Capital in 2014. He is a Partner, a member of the Private Credit Group, and the Head of Credit’s European Middle Market efforts. Prior to joining Bain Capital, Mr. Maughan was a Managing Director at J.P. Morgan responsible for leading the European team of J.P. Morgan Mezzanine, part of the Global Special Opportunities Group. Mr. Maughan received an MBS and a BComm from University College Dublin.
Mitchell J. Stack.
Mr. Stack joined Bain Capital in 2013. He is a Partner on the Investor Relations team and Head of Credit in Australia. Prior to joining Bain Capital, Mr. Stack was the Head of Debt and Alternatives at the Future Fund, Australia’s sovereign wealth fund. Prior to that, he was the head of the Australian investment team at the global fixed income specialist, Western Asset Management, and its predecessor organization, Citigroup Asset Management. Mr. Stack also worked at J.P. Morgan in credit and corporate finance in Melbourne and New York. Mr. Stack received a BComm from the University of Melbourne.
John Wright.
Mr. Wright joined Bain Capital Credit in 2000. He is a Managing Director based in Bain Capital Credit’s Boston office. He is a Credit Committee member, a Portfolio Manager and
Co-Head
of North American Liquid and Structured Credit. Previously, he worked at Evergreen Investments focusing on fixed income mutual funds. Mr. Wright received a B.A. from Tufts University.
Bain Capital Credit’s Credit Committee members do not receive any direct compensation from us for serving in such capacity and the members of Bain Capital Credit’s Credit Committee will receive no separate compensation from us or Bain Capital Credit for serving on Bain Capital Credit’s Credit Committee.
Michael A. Ewald and Michael J. Boyle are our portfolio managers who are primarily responsible for the day-to-day
management of our portfolio. The table below shows the dollar range of shares of common stock beneficially owned by such portfolio managers as of December 31, 2024.

Name of Portfolio Managers	Dollar Range of Equity Securities in the Company (1)(2)
Michael A. Ewald	Over $1,000,000
Michael J. Boyle	$500,001 - $1,000,000

(1)	Dollar ranges are as follows: none, $1 - $10,000, $10,001 - $50,000, $50,001 - $100,000, $100,001 - $500,000, $500,001 - $1,000,000 or over $1,000,000.
(2)	Dollar ranges were determined using the number of shares beneficially owned as of December 31, 2024 multiplied by our NAV per share as of March 31, 2025.

Other Accounts Managed by Portfolio Managers
Messrs. Ewald and Boyle also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by the portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

Type of Account	Number of Accounts	Assets of Accounts ($ millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee ($ millions)
Michael A. Ewald
Registered investment companies	1	748	1	748
Other pooled investment vehicles:	12	3,154	11	2,766
Other accounts	27	9,185	17	5,712
Michael J. Boyle
Registered investment companies	1	748	1	748
Other pooled investment vehicles:	12	3,154	11	2,766
Other accounts	24	7,902	14	4,428

MANAGEMENT AGREEMENTS
Please refer to “Part I–Item 1. Business – General” of our most recent annual report on Form
10-K,
“Part I–Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Overview” of our most recent quarterly report on Form
10-Q,
our current reports filed on Form
8-K,
as applicable, and our most recent definitive proxy statement on Schedule 14A, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, which are incorporated by reference into this prospectus, for information relating to the Company’s Advisor, Amended Investment Advisory Agreement, Administration Agreement and Resource Sharing Agreement.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
Please refer to “Note 5—Related Party Transactions” in the Notes to Consolidated Financial Statements in our most recent annual report filed on Form
10-K;
“Note 5—Related Party Transactions” in the Notes to Consolidated Financial Statements and “Part I—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations – Equity” in our most recent quarterly report filed on Form
10-Q;
the section captioned “Certain Relationships and Related-Party Transactions” in our most recent definitive proxy statement on Schedule 14A; and our current reports filed on Form
8-K,
as applicable, as well as any amendments related to the foregoing reflected in subsequent filings with the SEC, which are incorporated by reference into this prospectus, for information relating to our related party transactions.
Related Party Transaction Policy
Our Audit Committee conducts quarterly reviews of any potential related party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to our Code of Conduct or Code of Ethics. Each of our directors and executive officers is instructed and periodically reminded to inform our Chief Compliance Officer of any potential related party transactions. In addition, each such director and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
As of March 31, 2025, there were 64,868,507 shares of common stock issued and outstanding and as of June 3, 2025 there were 110 stockholders of record. The following table sets out, immediately prior to this offering, certain ownership information (rounded to the nearest whole share) with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock, all of our directors and all officers and directors as a group. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if the person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire these powers within 60 days. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons.

Name and Address	Nature of Beneficial Ownership	Shares Beneficially Owned	Percentage
Beneficial Owners of More Than 5%
Bank of America Corporation (1)	Beneficial	4,107,880	6.33%
Dimension Capital Management LLC (2)	Beneficial	4,316,097	6.65%
Bain Capital Distressed and Special Situations 2016 (F), L.P. (3)	Record	9,914,820	15.28%
Bain Capital Credit Member, LLC	Beneficial	1,907,612	2.94%
Independent Directors
Amy Butte	Beneficial	6,246	*
David A. Fubini	N/A	—	—
Thomas A. Hough	Beneficial	34,212	*
Jay Margolis	Beneficial	28,256	*
Clare S. Richer	Beneficial	19,305	*
Interested Directors
Michael A. Ewald (4)	Beneficial	164,438	*
Jeffrey B. Hawkins	Beneficial	100,000	*
Michael J. Boyle	Beneficial	33,633	*
Executive Officers Who Are Not Directors
Amit Joshi	N/A	—	*
James Goldman	N/A	—	—
Jessica Yeager	N/A	—	—
Thomas Emery	N/A	—	—
Directors and Executive Officers as a Group (12 persons)	Beneficial	386,090	*

(1)
Based on information provided in a Schedule 13G filed on February 13, 2024, Bank of America Corporation reported sole voting and dispositive power with respect to shares of the Company’s Common Stock. The Schedule 13G does not include any information regarding shares acquired or sold since the date of such Schedule 13G. The business address of Bank of America Corporation is 100 N Tryon Street, Charlotte, NC 28255.

(2)
Based on information provided in a Schedule 13G filed on February 14, 2022, Dimension Capital Management LLC reported sole voting and dispositive power with respect to shares of the Company’s Common Stock. The Schedule 13G does not include any information regarding shares acquired or sold since the date of such Schedule 13G. The business address of Dimension Capital Management LLC is 1221 Brickell Avenue, Suite 2450, Miami, Florida 33131.

(3)
Bain Capital Credit Member, LLC, is the general partner of Bain Capital Distressed and Special Situations 2016 Investors (F), L.P. (“F Holdings GP”) and Bain Capital Credit Holdings Investors (MRF), LP (“MRF

Holdings GP”) and as such may be deemed to be the beneficial owner of shares of Common Stock held by of Bain Capital Distressed and Special Situations 2016 (F), L.P. (“F Holdings”) and Bain Capital Credit Holdings (MRF), L.P. (“MRF Holdings”). F Holdings GP is the general partner of F Holdings and thus beneficially owns 9,914,820.48 shares owned of record by F Holdings. MRF Holdings GP is the general partner of MRF Holdings and thus beneficially owns 1,907,612.19 shares owned of record by MRF Holdings. Bain Capital Credit Member, LLC disclaims beneficial ownership of shares of Common Stock held by F Holdings and MRF Holdings except to the extent of its respective pecuniary interest therein. The address for Bain Capital Credit Member, LLC, F Holdings and MRF Holdings is 200 Clarendon Street, 37th Floor, Boston, MA 02116.
(4)	Includes shares held by The Michael A. Ewald 2010 Irrevocable Family Trust.
*	Represents less than 1.0%.

PORTFOLIO COMPANIES
The following table sets forth certain information as of March 31, 2025, for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the significant managerial assistance that we may provide upon request and the board observation or participation rights we may receive in connection with our investment. As indicated by footnote to the following table, we are deemed to “control” a portfolio company, as defined in the 1940 Act, because we own more than 25% of outstanding voting securities of such portfolio company. Where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company, we are deemed to be an “affiliate.” In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned more than 5% of its outstanding voting securities.

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
Equity and Debt Investments
A&R Logistics, Inc.	600 N. Hurstbourne Pkwy. Ste. 110, Louisville, KY 40222	Transportation: Cargo	First Lien Senior Secured Loan(9)	S + 5.65% (1.25% PIK) (1.00% Floor)	8/3/2026	$933	919	886	—
			First Lien Senior Secured Loan(9)	S + 5.65% (1.25% PIK) (1.00% Floor)	8/3/2026	$2,394	2,393	2,273	—
			First Lien Senior Secured Loan(9)	S + 5.65% (1.25% PIK) (1.00% Floor)	8/3/2026	$2,688	2,687	2,554	—
			First Lien Senior Secured Loan(9)	S + 5.65% (1.25% PIK) (1.00% Floor)	8/3/2026	$5,902	5,899	5,606	—
			First Lien Senior Secured Loan(4)(9)	S + 5.65% (1.25% PIK) (1.00% Floor)	8/3/2026	$13,087	13,081	12,433	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.60% (1.25% PIK) (1.00% Floor)	8/3/2026	$4,731	4,676	4,422	—
Abracon Group Holding, LLC.	5101 Hidden Creek Ln, Spicewood, TX 78669	Wholesale	First Lien Senior Secured Loan(4)(8)(9)	S + 2.00% (4.60% PIK) (0.75% Floor)	7/6/2028	$14,437	14,317	10,577	—
			First Lien Senior Secured Loan - Revolver(8)(9)	S + 2.05% (4.60% PIK) (0.75% Floor)	7/6/2028	$2,064	2,017	1,512	—
ACAMS	152 West 57th Street, New York, NY 10019	Services: Business	Equity Interest(9)	—	—	3,337	3,337	2,414	—
Access	Armstrong Building, Oakwood Drive Loughborough University Science & Enterprise Park, Loughborough LE11 3QF, United Kingdom	High Tech Industries	First Lien Senior Secured Loan(3)(9)	SONIA + 5.25% (0.00% Floor)	6/28/2029	£80	99	103	—
ADT Pizza, LLC	3867 Plaza Tower Dr. Baton Rouge, LA 70816	Beverage, Food & Tobacco	Equity Interest(6)(9)	—	—	6,720	3,373	3,252	—
AdThrive	417 Fifth Ave New York, New York 10016	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan	S + 4.36% (0.00% Floor)	3/23/2028	$4,949	4,879	4,870	—
Advanced Aircrew	170 Meeting Street, Suite 110, Charleston, SC 29401	Services: Business	First Lien Senior Secured Loan(9)	S + 6.50% (1.00% Floor)	7/26/2030	$5,081	5,036	5,056	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.50% (1.00% Floor)	7/26/2030	$—	—	(3)	—
			Preferred Equity(9)	—	—	592	592	622	—
AEG Vision	4835 LBJ Fwy Suite 850, Dallas, TX 75244	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(4)(9)	S + 5.90% (1.00% Floor)	3/27/2027	$2,053	2,037	2,053	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.90% (1.00% Floor)	3/27/2027	$9,482	8,956	9,482	—
			First Lien Senior Secured Loan - Delayed Draw(4)(9)	S + 5.90% (1.00% Floor)	3/27/2027	$16,309	16,179	16,309	—
			First Lien Senior Secured Loan - Delayed Draw(4)(9)	S + 5.90% (1.00% Floor)	3/27/2027	$17,787	17,645	17,787	—
AgroFresh Solutions	510-530 Walnut St #1350, Philadelphia, PA 19106	Beverage, Food & Tobacco	First Lien Senior Secured Loan(9)	S + 6.35% (1.00% Floor)	3/31/2029	$6,153	6,021	6,153	—
			First Lien Senior Secured Loan(4)(9)	S + 6.35% (1.00% Floor)	3/31/2029	$10,914	10,747	10,914	—
			First Lien Senior Secured Loan - Revolver(9)	S + 6.35% (1.00% Floor)	3/31/2028	$5,015	4,945	5,015	—
Allbridge	2710 Wycliff Road Raleigh, NC 27607	Services: Business	First Lien Senior Secured Loan(4)(9)	S + 5.75% (1.00% Floor)	6/5/2030	$9,023	8,965	9,023	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.75% (1.00% Floor)	6/5/2030	$—	—	—	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.75% (1.00% Floor)	6/5/2030	$—	(25)	—	—
Allworth Financial Group, L.P.	8775 Folsom Blvd Sacramento, CA 95826	FIRE: Finance	First Lien Senior Secured Loan(4)(9)	S + 4.75% (1.00% Floor)	12/23/2027	$1,474	1,465	1,474	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	12/23/2027	$877	840	877	—
			First Lien Senior Secured Loan - Delayed Draw(4)(9)	S + 4.75% (1.00% Floor)	12/23/2027	$854	847	854	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 4.75% (1.00% Floor)	12/23/2027	$—	(8)	—	—
American Trailer Rental Group	13121 Walton Verona Road, Walton, Kentucky 41094	Automotive	Subordinated Debt(9)	5.50% (8.75% PIK) (0.00% Floor)	12/1/2027	$5,557	5,519	5,222	—
			Subordinated Debt(9)	5.50% (8.75% PIK) (0.00% Floor)	12/1/2027	$17,144	16,975	16,115	—
			Subordinated Debt(9)	5.50% (8.75% PIK) (0.00% Floor)	12/1/2027	$21,408	21,204	20,124	—
AMI	1999 Bryan St. Dallas, TX 75201	Services: Business	First Lien Senior Secured Loan(4)(9)	S + 5.25% (0.75% Floor)	10/17/2031	$9,274	9,209	9,204	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.25% (0.75% Floor)	10/17/2031	$767	733	733	—
Ansett Aviation Training	50 Garden Drive Tullamarine 3043 Victoria Australia	Aerospace & Defense	Equity Interest(3)(6)(9)	—	—	5,119	3,842	8,994	—
			First Lien Senior Secured Loan(3)(6)(9)	BBSY + 4.69% (0.00% Floor)	9/24/2031	AUD 7,072	5,308	4,414	—
AOM Infusion	6310 Southwest Boulevard, Suite 204, Fort Worth, TX 76109 USA	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(9)	S + 5.00% (0.75% Floor)	3/19/2032	$3,643	3,606	3,606	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (0.75% Floor)	3/19/2032	$—	(6)	(3)	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.00% (0.75% Floor)	3/19/2032	$—	(4)	(4)	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
AP Plastics Group, LLC	103 Foster St Peabody, Massachusetts, 01960	Chemicals, Plastics & Rubber	First Lien Senior Secured Loan(4)(9)	S + 4.85% (0.75% Floor)	8/10/2028	$2,149	2,129	2,149	—
			First Lien Senior Secured Loan(4)(9)	S + 4.85% (0.75% Floor)	8/10/2028	$8,117	7,981	8,117	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 4.75% (0.75% Floor)	8/10/2028	$176	176	176	—
Apollo Intelligence	480 Pleasant St, Watertown, MA 02472	Healthcare & Pharmaceuticals	Equity Interest(9)	—	—	34	3,378	2,916	—
			First Lien Senior Secured Loan(4)(9)	S + 5.75% (0.75% Floor)	5/31/2028	$15,039	15,223	14,964	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.75% (0.75% Floor)	5/31/2028	$6,710	6,672	6,660	—
Applitools	Shoham 5 St., 14th Floor Ramat-Gan, 5251001	High Tech Industries	First Lien Senior Secured Loan(3)(9)	S + 6.25% PIK (0.75% Floor)	5/25/2029	$20,019	19,921	19,668	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.25% PIK (0.75% Floor)	5/25/2028	$—	(18)	(51)	—
Appriss Holdings, Inc.	9901 Linn Station Rd, Louisville, Kentucky 40223, US	High Tech Industries	First Lien Senior Secured Loan(9)	S + 5.00% (1.00% Floor)	3/10/2031	$22,114	21,948	21,948	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	3/10/2031	$—	(13)	(13)	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.00% (1.00% Floor)	3/10/2031	$380	354	354	—
			Equity Interest(9)	—	—	2,136	1,606	1,786	—
			First Lien Senior Secured Loan(9)	S + 7.15% (1.00% Floor)	5/6/2027	$10,996	10,905	10,996	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 7.15% (1.00% Floor)	5/6/2027	$—	(5)	—	—
Aptus 1724 Gmbh	Schlesische Strabe 29-30 10997 Berlin, Germany	Media: Diversified & Production	First Lien Senior Secured Loan - Delayed Draw(3)(9)	S + 4.15% (4.00% PIK) (0.25% Floor)	3/3/2028	$5,094	5,094	4,075	—
AQ Software Corporation	8800 W Baymeadows Way #500 Jacksonville, FL 32256	High Tech Industries	Preferred Equity(9)	—	—	1	507	502	—
			Preferred Equity(9)	—	—	1	1,107	1,095	—
			Preferred Equity(9)	—	—	1	1,431	1,431	—
			Preferred Equity(9)	—	—	2	1,844	1,825	—
Arctic Glacier U.S.A., Inc.	500 Fenimore Rd, Mamaroneck, NY 10543	Beverage, Food & Tobacco	First Lien Senior Secured Loan(9)	S + 6.76% (4.00% PIK) (2.00% Floor)	5/24/2028	$12,519	12,350	12,019	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.76% (4.00% PIK) (2.00% Floor)	5/24/2028	$1,543	1,513	1,465	—
ARL Holdings, LLC	600 N. Hurstbourne Pkwy. Ste. 110 Louisville, KY 40222	Transportation: Cargo	Equity Interest(9)	—	—	—	445	41	—
			Equity Interest(9)	—	—	9	9	—	—
ASP-r-pac Acquisition Co LLC	132 W 36th Street New York, NY 10018	Containers, Packaging & Glass	First Lien Senior Secured Loan(4)(9)	S + 6.26% (0.75% Floor)	12/29/2027	$5,769	5,664	5,769	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.11% (0.75% Floor)	12/29/2027	$1,601	1,562	1,601	—
ATS	3121 109th Street SW Everett, WA 98204 USA	Aerospace & Defense	First Lien Senior Secured Loan(4)(9)	S + 5.75% (1.00% Floor)	7/12/2029	$7,083	7,003	7,083	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.75% (1.00% Floor)	7/12/2029	$1,149	1,149	1,149	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
Avalon Acquiror, Inc.	152 West 57th Street New York, NY 10019	Services: Business	First Lien Senior Secured Loan(4)(9)	S + 6.25% (1.00% Floor)	3/10/2028	$14,244	14,165	14,101	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.25% (1.00% Floor)	3/10/2028	$5,882	5,789	5,798	—
Awayday	4640 Admiralty Way, 11th Floor, Marina del Rey, CA 90292	Hotel, Gaming & Leisure	First Lien Senior Secured Loan(4)(9)	S + 5.25% (1.00% Floor)	9/6/2031	$19,242	19,069	19,242	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 5.25% (1.00% Floor)	9/6/2031	$3,688	3,688	3,688	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 5.25% (1.00% Floor)	9/6/2031	$12,242	12,199	12,242	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.25% (1.00% Floor)	9/6/2030	$698	683	698	—
AXH Air Coolers	401 E Lowry Rd, Claremore, OK 74017	Capital Equipment	First Lien Senior Secured Loan(4)(9)	S + 5.50% (1.00% Floor)	10/31/2029	$7,045	6,997	7,045	—
			First Lien Senior Secured Loan(4)(9)	S + 5.50% (1.00% Floor)	10/31/2029	$7,400	7,342	7,400	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.50% (1.00% Floor)	10/31/2029	$871	840	871	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.50% (1.00% Floor)	10/31/2029	$1,835	1,793	1,835	—
			Preferred Equity(9)	—	—	3,417	1,104	6,917	—
Bain Capital Senior Loan Program, LLC	200 Clarendon Street, 37th Floor, Boston, MA 02116	Investment Vehicles	Equity Interest Investment Vehicles(3)(6)(7)	—	—	10	5,594	6,087	—
			Preferred Equity Interest Investment Vehicles(3)(6)(7)	—	—	10	10	701	—
			Subordinated Note Investment Vehicles(3)(6)(7)(9)	10.00% (0.00% Floor)	12/27/2033	$148,995	148,995	136,930	—
BCC Jetstream Holdings Aviation	2601 South Bayshore Drive, Suite 1130, Miami, FL 33133	Aerospace & Defense	Equity Interest(6)(7)	—	—	1,116	1,116	—	—
			Equity Interest(3)(6)(7)	—	—	11,863	11,863	10,483	—
			First Lien Senior Secured Loan(6)(7)	—	—	$8,013	8,013	6,371	—
BCSF Project Aberdeen, LLC	510-530 Walnut St #1350, Philadelphia, PA 19106	Beverage, Food & Tobacco	Equity Interest(9)	—	—	2,217	2,217	2,358	—
Beacon Specialized Living	890 N 10th St., Suite 110, Kalamazoo, MI 49009	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(4)(9)	S + 5.50% (1.00% Floor)	3/25/2028	$4,963	4,919	4,963	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.50% (1.00% Floor)	3/25/2028	$2,444	2,333	2,444	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.50% (1.00% Floor)	3/25/2028	$—	—	—	—
Beneficium	1 Clive Pl, Penarth CF64 1AU, UK	Services: Business	First Lien Senior Secured Loan(3)(9)	SONIA + 5.75% (1.00% Floor)	6/28/2031	£7,497	9,394	9,531	—
			First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	SONIA + 5.75% (1.00% Floor)	6/28/2031	£—	—	(140)	—
Brook Bidco	Clockwise Offices. Riverhouse, 48-60 High Street, Belfast, Northern Ireland, BT1 2BE	Services: Business	First Lien Senior Secured Loan(3)(9)	S + 4.18% (3.50% PIK) (0.75% Floor)	7/10/2028	£123	164	159	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
			First Lien Senior Secured Loan(3)(9)	S + 4.18% (3.50% PIK) (0.75% Floor)	7/10/2028	£345	460	445	—
			First Lien Senior Secured Loan(3)(9)	SONIA + 4.03% (3.50% PIK) (0.00% Floor)	7/10/2028	£861	1,160	1,084	—
			Preferred Equity(3)(9)	—	—	5,675	7,783	7,208	—
BTX Precision	1800 Greenleaf Ave., Elk Grove Village, IL 60007	Aerospace & Defense	Equity Interest(9)	—	—	2	2,199	2,792	—
			First Lien Senior Secured Loan(4)(9)	S + 5.00% (1.00% Floor)	7/25/2030	$6,248	6,196	6,248	—
			First Lien Senior Secured Loan(4)(9)	S + 5.00% (1.00% Floor)	7/25/2030	$7,665	7,605	7,665	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	7/25/2030	$—	(62)	—	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	7/25/2030	$14,005	13,910	14,005	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.00% (1.00% Floor)	7/25/2030	$—	(33)	—	—
Cardo	Azec Group House, 11-15 Seaton Place, St. Helier, Jersey, JE4 0QH	Automotive	First Lien Senior Secured Loan(3)(9)	S + 5.25% (0.00% Floor)	5/12/2028	$98	97	98	—
Caregiver	4800 Overton Plaza, Fort Worth, TX 76109	Healthcare & Pharmaceuticals	Subordinated Debt(9)	16.50% PIK (0.00% Floor)	1/1/2030	$8,696	8,593	8,588	—
CB Titan Holdings, Inc.	Tecomet, Inc. 115 Eames Street, Wilmington, MA 01887	Healthcare & Pharmaceuticals	Preferred Equity(9)	—	—	1,953	1,953	—	—
Chartbeat	701 Tillery St, Unit 12-1019, Austin, TX 78702	High Tech Industries	Subordinated Debt(9)	16.00% PIK (0.00% Floor)	10/4/2030	$11,457	11,278	11,285	—
			Warrants(9)	—	—	1	—	—	—
Chase Industries, Inc.	10021 Commerce Park Dr. Cincinnati, OH 45246	Construction & Building	First Lien Senior Secured Loan(9)	S + 5.65% (1.50% PIK) (1.00% Floor)	11/11/2027	$27,399	26,791	26,372	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 5.65% (1.50% PIK) (1.00% Floor)	11/11/2027	$2,686	2,626	2,585	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.65% (1.50% PIK) (1.00% Floor)	11/11/2027	$1,084	1,024	1,020	—
Chilton	361 Quarry Rd San Carlos, California 94070 US	Automotive	First Lien Senior Secured Loan(9)	S + 5.50% (1.00% Floor)	2/5/2031	$23,014	22,853	22,841	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.50% (1.00% Floor)	2/5/2031	$—	(24)	(25)	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.50% (1.00% Floor)	2/5/2031	$569	542	541	—
Choreo	330 N Wabash Ave Suite 3200, Chicago, IL 60611	FIRE: Finance	First Lien Senior Secured Loan - Delayed Draw(5)(9)	—	2/18/2028	$—	—	—	—
City BBQ	5168 Blazer Parkway Dublin, Ohio 43017	Hotel, Gaming & Leisure	First Lien Senior Secured Loan(4)(9)	S + 5.35% (1.00% Floor)	9/4/2030	$15,341	15,224	15,341	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.35% (1.00% Floor)	9/4/2030	$—	—	—	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.35% (1.00% Floor)	9/4/2030	$—	(38)	—	—
			Preferred Equity(9)	—	—	5	1,271	1,345	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
Cloud Technology Solutions	Bloc Offices, 17 Marble Street, Manchester, United Kingdom M2 3AW	High Tech Industries	First Lien Senior Secured Loan - Delayed Draw(3)(9)	SONIA + 2.23% (4.77% PIK) (1.00% Floor)	10/17/2031	£2,043	2,595	2,623	—
			Preferred Equity(3)(9)	—	—	4,408	5,360	5,417	—
Concert Golf Partners Holdco LLC	300 International Parkway Suite 150 Lake Mary, FL 32746	Hotel, Gaming & Leisure	First Lien Senior Secured Loan(4)(9)	S + 4.75% (0.75% Floor)	3/31/2031	$6,675	6,587	6,675	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 4.75% (0.75% Floor)	4/1/2031	$—	(49)	—	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 4.75% (0.75% Floor)	4/1/2030	$—	(25)	—	—
Congress Wealth	155 Seaport Blvd, Boston, MA 02210	FIRE: Finance	Equity Interest(9)	—	—	16	323	589	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	—	6/30/2029	$—	(35)	—	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 5.60% (1.00% Floor)	6/30/2029	$1,650	1,648	1,650	—
			First Lien Senior Secured Loan - Delayed Draw(4)(5)(9)	S + 5.60% (1.00% Floor)	6/30/2029	$6,357	6,357	6,357	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.60% (1.00% Floor)	6/30/2029	$—	—	—	—
Cube	2 More London Riverside, London, United Kingdom, SE1 2AP	Services: Business	First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 3.00% (4.50% PIK) (0.00% Floor)	5/20/2031	$—	—	—	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 3.00% (4.50% PIK) (0.00% Floor)	5/20/2031	$8,836	8,836	8,858	—
Darcy Partners	910 Louisiana St #4650, Houston, TX 77002	Services: Business	Equity Interest(9)	—	—	359	360	521	—
			First Lien Senior Secured Loan(9)	S + 7.75% (0.00% Floor)	6/1/2028	$1,492	1,483	1,492	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 7.75% (0.00% Floor)	6/1/2028	$—	—	—	—
Datix Bidco Limited	311 S Wacker Dr Suite 4900 Chicago, IL 60606	Services: Business	First Lien Senior Secured Loan(9)	S + 5.50% (0.50% Floor)	4/30/2031	$16,626	16,334	16,626	—
			First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	S + 5.50% (0.50% Floor)	4/30/2031	$—	(25)	—	—
			First Lien Senior Secured Loan - Revolver(3)(5)(9)	S + 5.50% (0.50% Floor)	10/30/2030	$—	(35)	—	—
			First Lien Senior Secured Loan - Revolver(3)(5)(9)	S + 5.50% (0.50% Floor)	10/30/2030	£—	—	—	—
DC Blox	1040 Crown Pointe Pkwy, Suite 560, Atlanta, Georgia 30338	Telecommunications	Equity Interest(6)(9)	—	—	51	—	—	—
			First Lien Senior Secured Loan(6)(9)	S + 1.00% (9.00% PIK) (1.00% Floor)	6/30/2025	$1,417	1,370	1,417	—
			Preferred Equity(6)(9)	—	—	5	3,851	5,208	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
			Preferred Equity(6)(9)	—	—	7	—	5,743	—
			Preferred Equity(6)(9)	—	—	38	37,842	39,004	—
Discovery Senior Living	3461 Bonita Bay Blvd #100 Bonita Springs, FL 34134	Services: Business	First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.50% (1.00% Floor)	3/18/2030	$1,181	1,123	1,181	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.50% (1.00% Floor)	3/18/2030	$—	(23)	—	—
DiversiTech	3039 Premiere Pkwy Suite 600, Duluth, GA 30097	Capital Equipment	First Lien Senior Secured Loan	S + 3.76% (0.50% Floor)	12/22/2028	$1	1	1	—
DTIQ	111 Speen St #550, Framingham, MA 01701	Services: Business	Equity Interest(9)	—	—	3,995	—	936	—
			First Lien Senior Secured Loan(4)(9)	S + 7.50% (3.50% Floor)	9/30/2029	$16,693	16,426	16,443	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 7.50% (3.50% Floor)	9/30/2029	$—	(36)	(81)	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 7.50% (3.50% Floor)	9/30/2029	$—	—	(60)	—
Duraco	7400 Industrial Drive Forest Park, IL 60130	Chemicals, Plastics & Rubber	First Lien Senior Secured Loan(4)(9)	S + 6.50% (1.50% Floor)	6/6/2029	$11,704	11,546	11,353	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.50% (1.50% Floor)	6/6/2029	$199	173	139	—
Eagle Rock Capital Corporation	1925 Century Park East Suite 1700 Los Angeles, CA 90067	High Tech Industries	Preferred Equity(9)	—	—	3,345	3,345	7,935	—
East BCC Coinvest II, LLC	6750 Dumbarton Circle Fremont, CA 94555	Capital Equipment	Equity Interest(9)	—	—	1,419	1,229	463	—
Easy Ice	925 W Washington St #100, Marquette, MI 49855	Services: Business	First Lien Senior Secured Loan(4)(9)	S + 5.40% (1.00% Floor)	10/30/2030	$14,526	14,323	14,308	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.40% (1.00% Floor)	10/30/2030	$2,208	2,135	2,051	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.40% (1.00% Floor)	10/30/2030	$—	(73)	(78)	—
Efficient Collaborative Retail Marketing Company, LLC	27070 Miles Road Suite A Solon, OH 44139	Media: Diversified & Production	First Lien Senior Secured Loan(9)	S + 6.01% (3.75% PIK) (1.00% Floor)	12/31/2025	$11,258	9,425	9,119	—
			First Lien Senior Secured Loan(9)	S + 6.01% (3.75% PIK) (1.00% Floor)	9/30/2026	$17,310	14,416	14,021	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.61% (1.00% Floor)	9/30/2026	$1,244	1,244	1,244	—
EHE Health	600 Fifth Avenue, 5th Floor New York, NY 10020	Healthcare & Pharmaceuticals	Equity Interest(9)	—	—	2,178	2,178	2,178	—
			First Lien Senior Secured Loan(4)(9)	S + 5.50% (1.00% Floor)	8/7/2030	$10,842	10,745	10,842	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.50% (1.00% Floor)	8/7/2030	$—	—	—	—
Electronic Merchant Systems	250 W Huron Rd #400 Cleveland, OH 44113	Services: Business	Equity Interest(9)	—	—	148	1,596	1,833	—
			First Lien Senior Secured Loan(4)(9)	S + 5.00% (0.75% Floor)	8/1/2030	$7,133	7,020	7,062	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.00% (0.75% Floor)	8/1/2030	$—	—	(20)	—
Elevator Holdco Inc.	10850 W. Park Place, Suite 600 Milwaukee, WI 53224	Services: Business	Equity Interest(9)	—	—	2	2,448	3,374	—
Eleven Software	315 SW 11th Ave, third floor, Portland, Oregon 97205	High Tech Industries	First Lien Senior Secured Loan(9)	S + 8.25% (0.00% Floor)	4/25/2027	$7,439	7,403	7,439	—
			First Lien Senior Secured Loan - Revolver(9)	S + 8.10% (0.00% Floor)	9/25/2026	$1,488	1,483	1,488	—
			Preferred Equity(9)	—	—	109	109	132	—
			Preferred Equity(9)	—	—	896	896	1,088	—
Elk	3681 Prism Lane Kieler, WI 53812	Construction & Building	Equity Interest(9)	—	—	1	7	810	—
			Preferred Equity(9)	—	—	72	722	1,107	—
Ergotron Acquisition LLC	1181 Trapp Road Saint Paul, MN 55121	Capital Equipment	First Lien Senior Secured Loan(4)(9)	S + 5.25% (0.75% Floor)	7/6/2028	$10,964	10,828	10,964	—
E-Tech Group	8614 Jacquemin Dr, West Chester Township, OH 45069	Services: Business	First Lien Senior Secured Loan - Revolver(5)(9)	P + 4.50% (1.00% Floor)	4/9/2030	$182	171	162	—
Evriholder	975 W Imperial Hwy. #100, Brea, California 92821	Consumer Goods: Non-Durable	First Lien Senior Secured Loan(4)(9)	S + 6.90% (1.50% Floor)	1/24/2028	$6,016	5,973	5,986	—
Facts Global Energy	133 Aldersgate Street, London, EC1A 4JA, United Kingdo	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	S + 5.25% (0.00% Floor)	12/20/2031	$—	(30)	(63)	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	S + 5.25% (0.00% Floor)	12/20/2031	$6,813	6,749	6,745	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	S + 5.25% (0.00% Floor)	12/20/2031	$9,461	9,420	9,367	—
			First Lien Senior Secured Loan - Revolver(3)(5)(9)	S + 5.25% (0.00% Floor)	6/20/2031	$—	(15)	(16)	—
FCG Acquisitions, Inc.	3915 Shopton Rd, Charlotte, NC 28217	Capital Equipment	Preferred Equity(9)	—	—	4	—	—	—
Fiduciaire Jean-Marc Faber	63-65 Rue de Merl, 2146 Märel Luxembourg	Services: Business	First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	—	2/13/2032	€—	(83)	(86)	—
			First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	—	2/13/2032	€—	(16)	(35)	—
Fineline Technologies, Inc.	7337 Westview Drive Kent, OH 44240	Consumer Goods: Non-Durable	Equity Interest(9)	—	—	939	939	1,288	—
Forward Slope	2020 Camino Del Rio N STE 400 San Diego, CA 92108	Aerospace & Defense	Equity Interest(9)	—	—	930	930	1,497	—
			First Lien Senior Secured Loan(9)	S + 5.60% (1.00% Floor)	8/22/2029	$5,604	5,537	5,604	—
			First Lien Senior Secured Loan(9)	S + 5.60% (1.00% Floor)	8/22/2029	$6,123	6,000	6,123	—
			First Lien Senior Secured Loan - Delayed Draw(4)(9)	S + 5.60% (1.00% Floor)	8/22/2029	$18,363	17,996	18,363	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.60% (1.00% Floor)	8/22/2029	$2,961	2,799	2,961	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
Gale Aviation	PO Box 309, Ugland House Grand Cayman, KY1-1104, Cayman Islands	Aerospace & Defense	Equity Interest(3)(6)(7)(9)	—	—	74,166	74,166	70,770	—
Galeria	9, rue de Bitbourg, L-1273 Luxembourg, Grand Duchy of Luxembourg	Retail	Equity Interest(3)(9)	—	—	101	22	22	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	15.00% PIK (0.00% Floor)	4/9/2029	€9,261	9,933	10,013	—
Gills Point S	558 Curran Hwy North Adams, MA 01247	Automotive	Equity Interest(9)	—	—	2	215	231	—
			First Lien Senior Secured Loan(9)	S + 5.50% (1.00% Floor)	5/17/2029	$3,689	3,665	3,689	—
			First Lien Senior Secured Loan(4)(9)	S + 5.50% (1.00% Floor)	5/17/2029	$12,473	12,473	12,473	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 5.50% (1.00% Floor)	5/17/2029	$1,247	1,233	1,247	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 5.50% (1.00% Floor)	5/17/2029	$7,365	7,365	7,365	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.50% (1.00% Floor)	5/17/2029	$3,577	3,516	3,577	—
Goodfellow	Units C1-C3 Spitfire Close, Ermine Business Park, Huntingdon, Cambridgeshire, England, PE29 6WR	Capital Equipment	First Lien Senior Secured Loan(3)(9)	S + 5.25% (1.00% Floor)	2/10/2032	$2,224	2,203	2,202	—
			First Lien Senior Secured Loan(3)(9)	SONIA + 5.25% (1.00% Floor)	2/6/2032	£1,059	1,301	1,354	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	SONIA + 5.25% (1.00% Floor)	2/10/2032	£1,614	2,080	2,072	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	E + 5.25% (1.00% Floor)	2/10/2032	€1,705	1,744	1,843	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	E + 5.25% (1.00% Floor)	2/10/2032	€5,500	5,627	5,946	—
			First Lien Senior Secured Loan - Revolver(3)(5)(9)	E + 5.25% (1.00% Floor)	2/10/2032	£—	—	—	—
Govineer Solutions	110 Main St Ste 3 Polson, MT 59860	High Tech Industries	First Lien Senior Secured Loan(9)	S + 5.00% (1.00% Floor)	10/7/2030	$7,420	7,370	7,364	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	10/7/2030	$—	(45)	(59)	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.00% (1.00% Floor)	10/7/2030	$—	(30)	(39)	—
Grammer Investment Holdings LLC	18375 East 345 South Grammer, IN 47236	Transportation: Cargo	Equity Interest(9)	—	—	1,011	1,019	332	—
			Preferred Equity(9)	—	—	11	1,095	1,183	—
			Warrants(9)	—	—	122	—	—	—
Great Expressions Dental Center PC	29777 Telegraph Rd Ste 3000, Southfield, Michigan, 48034	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(9)	S + 1.15% (3.00% PIK) (1.00% Floor)	9/30/2026	$9,859	9,880	8,874	—
GSP Holdings, LLC	10421 S Jordan Gateway Ste 600 South Jordan, UT 84095	Aerospace & Defense	First Lien Senior Secured Loan(4)(9)	S + 5.90% (1.00% Floor)	11/5/2027	$1,127	1,109	1,048	—
			First Lien Senior Secured Loan(4)(9)	S + 5.90% (1.00% Floor)	11/5/2027	$9,549	9,552	8,880	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
			First Lien Senior Secured Loan - Revolver(9)	S + 5.90% (1.00% Floor)	11/5/2027	$4,551	4,546	4,232	—
Gulf Winds International	5300 Highway 146 Seabrook, TX 77586 USA	Transportation: Cargo	First Lien Senior Secured Loan(9)	S + 7.60% (1.00% Floor)	12/16/2028	$1,074	1,064	1,031	—
			First Lien Senior Secured Loan(4)(9)	S + 7.60% (1.00% Floor)	12/16/2028	$11,974	11,725	11,495	—
			First Lien Senior Secured Loan - Revolver(9)	S + 7.60% (1.00% Floor)	12/16/2028	$5,292	5,194	5,080	—
HealthDrive	100 Crossing Blvd, Framingham, MA 01702	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(9)	S + 6.10% (1.00% Floor)	8/20/2029	$1,903	1,903	1,903	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 6.10% (1.00% Floor)	8/20/2029	$271	271	271	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 6.10% (1.00% Floor)	8/20/2029	$606	599	606	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.10% (1.00% Floor)	8/20/2029	$—	—	—	—
			Preferred Equity(9)	—	—	18	1,822	1,897	—
Hellers	Care of Simpson Grierson, Level 27, Lumley Centre, 88 Shortland Street, Auckland, 1010	Beverage, Food & Tobacco	First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	—	9/27/2030	NZ$ —	(14)	(14)	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	BKBM + 3.56% (2.19% PIK) (0.00% Floor)	9/27/2030	NZ$ 3,979	2,423	2,188	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	BBSY + 3.56% (2.19% PIK) (0.00% Floor)	9/27/2030	AUD 1,789	1,240	1,083	—
			Subordinated Debt(3)(9)	15.00% PIK (0.00% Floor)	3/27/2031	NZ$ 474	292	261	—
Hempz	5770 North Dallas Parkway Dallas, TX 75248	Consumer Goods: Non-Durable	First Lien Senior Secured Loan(9)	S + 5.25% (1.00% Floor)	10/25/2029	$2,293	2,275	2,276	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.25% (1.00% Floor)	10/25/2029	$—	(15)	(14)	—
Hultec	1300 East Berry Street, Fort Worth	Wholesale	Equity Interest(9)	—	—	1	651	995	—
iBanFirst	Avenue Louise 350 1050 Brussels—Belgium	Services: Business	First Lien Senior Secured Loan(3)(9)	E + 10.00% PIK (0.00% Floor)	7/13/2028	€99	104	107	—
			First Lien Senior Secured Loan(3)(9)	E + 10.00% PIK (0.00% Floor)	7/13/2028	€3,792	3,949	4,099	—
			First Lien Senior Secured Loan(3)(9)	E + 10.00% PIK (0.00% Floor)	7/13/2028	€3,996	4,116	4,320	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	E + 10.00% PIK (0.00% Floor)	7/13/2028	€3,654	3,759	3,951	—
			Preferred Equity(3)(9)	—	—	7,112	8,136	24,394	—
ImageTrend	20855 Kensington Blvd. Lakeville, MN 55044	Services: Business	First Lien Senior Secured Loan(9)	S + 6.00% (1.00% Floor)	1/31/2029	$2,500	2,477	2,500	—
			First Lien Senior Secured Loan(9)	S + 6.00% (1.00% Floor)	1/31/2029	$17,000	16,809	17,000	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.00% (1.00% Floor)	1/31/2029	$—	(38)	—	—
Insigneo Financial Group LLC	275 Madison Ave 38th floor New York, NY 10016	FIRE: Finance	Equity Interest(9)	—	—	534	535	2,796	—
			First Lien Senior Secured Loan(9)	S + 6.60% (1.00% Floor)	8/1/2028	$267	262	267	—
			First Lien Senior Secured Loan(9)	10.00% PIK (0.00% Floor)	8/1/2027	$2,071	2,086	2,071	—
International Senior Loan Program, LLC	200 Clarendon Street, 37th Floor Boston, MA 02116	Investment Vehicles	Equity Interest Investment Vehicles(3)(6)(7)	—	—	63,587	60,615	54,207	—
			Subordinated Note Investment Vehicles(3)(6)(7)(9)	S + 8.00% (0.00% Floor)	2/22/2028	$190,729	190,729	190,729	—
Intoxalock	91 N Prospect Ave Bergenfield, NJ 07621	Automotive	First Lien Senior Secured Loan(4)(9)	S + 5.10% (1.00% Floor)	11/1/2028	$11,974	11,897	11,974	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.10% (1.00% Floor)	11/1/2028	$—	(20)	—	—
JHCC Holdings, LLC	1318 Pike Road Pike Road, AL 36406	Automotive	First Lien Senior Secured Loan(4)(9)	S + 5.25% (1.00% Floor)	9/9/2027	$11,892	11,830	11,892	—
			First Lien Senior Secured Loan - Revolver(5)(9)	P + 4.25% (0.00% Floor)	9/9/2027	$1,133	1,103	1,133	—
Kpler	609 Main St, Houston, TX 77002	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan(3)(9)	SONIA + 6.25% (1.00% Floor)	3/3/2030	£100	120	129	—
			First Lien Senior Secured Loan(3)(9)	E + 6.25% (1.00% Floor)	3/3/2030	€100	106	108	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	E + 6.25% (0.00% Floor)	3/3/2030	€100	106	108	—
Lagerbox	Hanauer Landstrasse 314 D-60314 Frankfurt am Main	FIRE: Finance	First Lien Senior Secured Loan(3)(9)	E + 3.50% (1.00% Floor)	12/20/2028	€750	779	811	—
Le Berger SA	892 rue Yves Kermen, BOULOGNE-BILLANCOURT, 92100, FR	Hotel, Gaming & Leisure	First Lien Senior Secured Loan - Delayed Draw(3)(9)	E + 3.75% (1.00% Floor)	2/21/2028	€500	522	539	—
Legacy Corporate Lending HoldCo, LLC	5717 Legacy Drive, Suite 250 Plano, TX 75024	FIRE: Finance	Equity Interest(6)(7)(9)	—	—	1	—	—	—
			Equity Interest(6)(7)(9)	—	—	1	900	1,168	—
			Preferred Equity(6)(7)(9)	—	—	42	35,550	42,253	—
Lightning Finco Limited	1 St. James’s Market London, United Kingdom SW1Y 4AH	Media: Broadcasting & Subscription	First Lien Senior Secured Loan(3)(9)	S + 5.68% (0.75% Floor)	8/31/2028	$1,443	1,438	1,443	—
			First Lien Senior Secured Loan(3)(9)	E + 5.50% (0.75% Floor)	8/31/2028	€1,300	1,429	1,406	—
Lightning Holdings B, LLC	1 Airport Road, Suite #218 Morristown, NJ 07960 USA	Transportation: Cargo	Equity Interest(3)(6)(7)(9)	—	—	43,459	43,768	60,187	—
LogRhythm	385 Interlocken Crescent, Broomfield, CO 80021	High Tech Industries	First Lien Senior Secured Loan - Revolver(5)(9)	—	7/2/2029	$—	(11)	(25)	—
Mach Acquisition	8725 Moeller Dr Harbor Springs, MI 49740	Aerospace & Defense	First Lien Senior Secured Loan - Revolver(5)(9)	S + 7.40% (1.00% Floor)	10/19/2026	$8,537	8,474	8,537	—
			First Lien Senior Secured Loan(9)	S + 7.65% (1.00% Floor)	10/19/2026	$34,436	34,219	34,436	—
Margaux UK Finance Limited	1 Newall Road London, Heathrow TW6 2AS United Kingdom	FIRE: Insurance	First Lien Senior Secured Loan - Revolver(3)(9)	SONIA + 5.75% (0.00% Floor)	12/19/2025	£499	658	644	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
Masco	17450 College Parkway, Livonia, MI 48152	Healthcare & Pharmaceuticals	Subordinated Debt(3)(9)	E + 10.00% PIK (0.00% Floor)	10/4/2032	€5,000	5,350	5,271	—
masLabor	21 Court St Lovingston, VA 22949	Services: Business	Equity Interest(9)	—	—	173	173	433	—
			First Lien Senior Secured Loan(9)	S + 7.50% (0.00% Floor)	7/1/2027	$8,298	8,178	8,298	—
Master ConcessionAir	1200 NW 78 Ave. Suite #400 Doral, FL 33126	Services: Consumer	First Lien Senior Secured Loan(9)	S + 8.75% (3.00% Floor)	6/21/2029	$1,734	1,702	1,699	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 8.75% (3.00% Floor)	6/21/2029	$184	184	175	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 8.50% (3.00% Floor)	6/21/2029	$175	171	171	—
McLarens Acquisition Inc.	1 Newall Road London, Heathrow TW6 2AS United Kingdom	FIRE: Insurance	First Lien Senior Secured Loan(4)(9)	S + 5.90% (0.75% Floor)	12/19/2025	$11,887	11,857	11,887	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.90% (0.75% Floor)	12/16/2025	$748	747	748	—
			First Lien Senior Secured Loan - Revolver(9)	S + 5.90% (0.75% Floor)	12/19/2025	$2,872	2,872	2,872	—
Meriplex Communications, Ltd.	10111 Richmond Ave. #500, Houston, TX 77042	Telecommunications	First Lien Senior Secured Loan(4)(9)	S + 5.10% (0.75% Floor)	7/17/2028	$12,032	11,885	11,851	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 5.10% (0.75% Floor)	7/17/2028	$7,157	7,097	7,049	—
			First Lien Senior Secured Loan - Revolver(9)	S + 5.10% (0.75% Floor)	7/17/2028	$2,824	2,793	2,782	—
Mertus 522. GmbH	Pettenkoferstraße 22 a, 80336 München, Germany	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(3)(9)	E + 6.25% (0.75% PIK) (0.00% Floor)	5/28/2026	€133	146	139	—
			First Lien Senior Secured Loan(3)(9)	E + 6.25% (0.75% PIK) (0.00% Floor)	5/28/2026	€227	253	237	—
Morrow Sodali	509 Madison Ave #1206 New York, NY 10022	Services: Business	First Lien Senior Secured Loan - Delayed Draw(4)(9)	S + 5.73% (1.00% Floor)	4/25/2028	$2,593	2,582	2,593	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.10% (1.00% Floor)	4/25/2028	$1,452	1,435	1,452	—
MRHT	Walther-von-Cronberg—Platz 6, 60594 Frankfurt a. Main, Germany	FIRE: Insurance	First Lien Senior Secured Loan(3)(9)	E + 6.75% (1.00% Floor)	2/1/2029	€956	1,020	1,034	—
			First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	E + 6.25% (0.00% Floor)	2/1/2029	€4,825	5,128	5,217	—
Music Creation Group Bidco GmbH	Schlesische Strabe 29-30 10997 Berlin, Germany	Media: Diversified & Production	First Lien Senior Secured Loan(3)(9)	S + 4.15% (4.00% PIK) (0.25% Floor)	3/3/2028	$4,165	4,109	3,332	—
MZR Aggregator	2200 Riverchase Ctr, Ste 600 Birmingham, Alabama, 35244	Services: Consumer	Equity Interest(9)	—	—	—	12	5	—
			Equity Interest(9)	—	—	1	798	342	—
MZR Buyer, LLC	2200 Riverchase Ctr, Ste 600 Birmingham, Alabama, 35244	Services: Consumer	First Lien Senior Secured Loan(4)(9)	S + 6.85% (0.50% PIK) (1.00% Floor)	12/22/2028	$137	135	130	—
			First Lien Senior Secured Loan(4)(9)	S + 6.85% (0.50% PIK) (1.00% Floor)	12/22/2028	$317	312	301	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
			First Lien Senior Secured Loan(4)(9)	S + 6.85% (0.50% PIK) (1.00% Floor)	12/22/2028	$11,783	11,703	11,194	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.85% (0.50% PIK) (1.00% Floor)	12/22/2028	$—	(26)	(87)	—
			First Lien Senior Secured Loan - Revolver(9)	S + 7.00% (0.50% PIK) (1.00% Floor)	12/22/2028	$5,210	5,154	4,949	—
Nafinco	Eslaan 1 1404 EE Bussum The Netherlands	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(3)(9)	E + 5.25% (0.00% Floor)	8/29/2031	€52	56	55	—
			First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	E + 5.25% (1.00% Floor)	8/29/2031	€1,465	1,510	1,549	—
			First Lien Senior Secured Loan - Revolver(3)(5)(9)	E + 5.25% (0.00% Floor)	5/30/2031	€215	220	223	—
NearMap	Sydney, Tower 1 , Level 4/100 Barangaroo Avenue, Australia	High Tech Industries	First Lien Senior Secured Loan - Revolver(3)(5)(9)	—	12/9/2029	$—	(60)	—	—
New Look Vision Group	4405 Chemin du Bois-Franc Saint-Laurent, QC, H4S 1A8	Retail	First Lien Senior Secured Loan - Delayed Draw(3)(9)	CORRA + 5.82% (1.00% Floor)	5/26/2028	CAD 28	27	20	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	CORRA + 5.82% (1.00% Floor)	5/26/2028	CAD 54	43	38	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	S + 4.15% (2.00% PIK) (0.00% Floor)	5/26/2028	$388	388	388	—
			First Lien Senior Secured Loan - Revolver(3)(5)(9)	CORRA + 5.82% (1.00% Floor)	5/26/2026	CAD 694	474	483	—
New Milani Group LLC	2111 E 49th Street Vernon, CA 90058	Consumer Goods: Durable	First Lien Senior Secured Loan(4)(9)	S + 5.50% (1.00% Floor)	6/6/2026	$11,179	11,006	11,179	—
NPC International, Inc.	7300 West 129th St. Overland Park, KS 66213	Beverage, Food & Tobacco	Equity Interest(9)	—	—	274	410	34	—
Odyssey Behavioral Health	105 Westpark Dr Suite 410 Brentwood, TN 37027	Healthcare & Pharmaceuticals	Equity Interest(9)	—	—	22	2,234	2,388	—
			First Lien Senior Secured Loan(9)	S + 5.25% (1.00% Floor)	5/21/2031	$3,619	3,576	3,601	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.25% (1.00% Floor)	11/21/2030	$—	(86)	(36)	—
OGH Bidco Limited	Unit 54 Merlin House Meteor Way Lee-on-the-Solent, Hants, United Kingdom PO13 9FU	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan(3)(9)	SONIA + 6.25% (0.00% Floor)	6/29/2029	£139	164	170	—
			First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	SONIA + 6.25% (0.00% Floor)	6/29/2029	£2,217	2,613	2,444	—
Opus2	Opus2 5 New Street Square London EC4A 3BF	Services: Business	Equity Interest(3)(9)	—	—	2,272	2,900	3,320	—
			First Lien Senior Secured Loan(3)(9)	SONIA + 5.80% (0.00% Floor)	5/5/2028	£123	168	158	—
Orion	601 S. Lake Destiny Drive, Suite 200, Maitland, FL 32751	Services: Business	First Lien Senior Secured Loan(9)	S + 5.00% (1.00% Floor)	3/19/2027	$4,264	4,225	4,221	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	3/19/2027	$—	(11)	(20)	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	3/19/2027	$—	(3)	(6)	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	3/19/2027	$320	317	313	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.00% (1.00% Floor)	3/19/2027	$—	(13)	(14)	—
Parcel2Go	The Cube Coe Street Bolton BL3 6BU	Services: Business	Equity Interest(3)(6)(7)(9)	—	—	—	—	—	—
			First Lien Senior Secured Loan(3)(6)(7)(9)	SONIA + 7.00% (0.00% Floor)	11/26/2031	£45	56	56	—
			Preferred Equity(3)(6)(7)(9)	—	—	14,221	—	—	—
Parmenion	Aurora (3rd Floor) Finzels Reach, Counterslip Bristol, United Kingdom, BS1 6BX	FIRE: Finance	First Lien Senior Secured Loan(3)(9)	SONIA + 5.50% (0.00% Floor)	5/23/2029	£295	369	381	—
PayRange	9600 NE Cascades Pkwy, Suite 280, Portland, OR 97220	High Tech Industries	Equity Interest(9)	—	—	4,527	4,527	4,716	—
			First Lien Senior Secured Loan(9)	S + 5.25% (1.00% Floor)	10/31/2030	$7,079	7,014	7,026	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.25% (1.00% Floor)	10/31/2030	$—	(39)	(31)	—
PCF	21300 Victory Blvd, Suite 700 Woodland Hills, CA 91367	FIRE: Insurance	First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.50% (0.75% Floor)	11/1/2028	$10,228	10,197	10,228	—
Pharmacy Partners	50 Lawrence Road, Springfield Township, NJ 07081	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(9)	S + 6.50% (1.50% Floor)	2/28/2029	$1,685	1,669	1,685	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.50% (1.50% Floor)	2/28/2029	$—	(54)	—	—
PlentyMarkets	Johanna-Waescher—Strabe 7, 34131, Kassel, Germany	High Tech Industries	First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	—	3/13/2032	€—	(142)	(143)	—
			First Lien Senior Secured Loan - Revolver(3)(5)(9)	—	9/13/2031	€—	—	—	—
PMA	2135 City Gate Ln 7th floor, Naperville, IL 60563	FIRE: Finance	First Lien Senior Secured Loan(9)	S + 5.25% (0.75% Floor)	1/31/2031	$58	57	57	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.25% (0.75% Floor)	1/31/2031	$—	(17)	(18)	—
Pollo Tropical	7255 Corporate Center Drive, Suite C, Miami, FL 33126	Hotel, Gaming & Leisure	First Lien Senior Secured Loan(9)	S + 5.25% (1.00% Floor)	10/23/2029	$6,190	6,117	6,113	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.25% (1.00% Floor)	10/23/2029	$—	(11)	(12)	—
PPT Group	Richmond Works, Lake View, Halifax, HX3 6EP, UK	Capital Equipment	Equity Interest(3)(9)	—	—	376	376	376	—
			First Lien Senior Secured Loan(3)(9)	SONIA + 5.50% (0.00% Floor)	2/28/2031	£6,177	7,711	7,913	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
			First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	SONIA + 5.50% (0.00% Floor)	2/28/2031	£—	(11)	(11)	—
			First Lien Senior Secured Loan - Revolver(3)(5)(9)	SONIA + 5.50% (0.00% Floor)	2/28/2031	£—	(16)	(17)	—
PPX	One Seafood Way, Boston, MA 02210	Beverage, Food & Tobacco	Preferred Equity(9)	—	—	33	—	—	—
			Preferred Equity(9)	—	—	—	5,000	4,000	—
Precision Ultimate Holdings, LLC	10421 S Jordan Gateway Ste 600 South Jordan, UT 84095	Aerospace & Defense	Equity Interest(9)	—	—	620	781	858	—
			Equity Interest(9)	—	—	1,417	1,417	975	—
Premier Imaging, LLC	34 Maple Street, Norwalk, CT 06856	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(4)(9)	S + 2.26% (4.00% PIK) (1.00% Floor)	3/31/2026	$8,033	8,003	7,229	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 2.26% (4.00% PIK) (1.00% Floor)	3/31/2026	$2,167	2,157	1,950	—
PRGX	200 Galleria Parkway, Atlanta, Georgia, 30339, United State	Services: Business	First Lien Senior Secured Loan(9)	S + 5.50% (1.00% Floor)	12/20/2030	$17,562	17,399	17,386	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.50% (1.00% Floor)	12/20/2030	$—	(27)	(27)	—
PrimeFlight	3 Sugar Creek Center Blvd #450, Sugar Land, TX 77478	Transportation: Consumer	First Lien Senior Secured Loan(9)	S + 5.25% (1.00% Floor)	5/1/2029	$9,405	9,315	9,405	—
			First Lien Senior Secured Loan(9)	S + 5.50% (1.00% Floor)	5/1/2029	$833	833	833	—
			First Lien Senior Secured Loan(4)(9)	S + 5.50% (1.00% Floor)	5/1/2029	$12,036	11,858	12,036	—
			First Lien Senior Secured Loan(9)	S + 5.25% (1.00% Floor)	5/1/2029	$4,045	3,992	4,045	—
Pure Wafer	2240 Ringwood Avenue San Jose, CA 95131 U.S.A.	Services: Business	Equity Interest(9)	—	—	1,236	1,236	1,236	—
			First Lien Senior Secured Loan(9)	S + 5.60% (1.00% Floor)	11/12/2030	$7,481	7,413	7,406	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.60% (1.00% Floor)	11/12/2030	$—	(9)	(20)	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.60% (1.00% Floor)	11/12/2030	$396	378	376	—
Pyramid Global Hospitality	30 Rowes Wharf Suite 5300, Boston, MA 02110	Hotel, Gaming & Leisure	First Lien Senior Secured Loan(4)(9)	S + 5.25% (1.25% Floor)	1/19/2028	$5,286	5,268	5,286	—
			First Lien Senior Secured Loan(4)(9)	S + 5.25% (1.25% Floor)	1/19/2028	$9,800	9,620	9,800	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.25% (1.25% Floor)	1/19/2028	$—	(47)	—	—
Reconomy	kelsall house, Stafford Ct Telford TF3 3BD, United Kingdom	Environmental Industries	First Lien Senior Secured Loan(3)(9)	SONIA + 6.25% (0.00% Floor)	7/12/2029	£68	83	87	—
			First Lien Senior Secured Loan(3)(9)	E + 6.00% (0.00% Floor)	7/12/2029	€27	28	29	—
			First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	E + 6.00% (0.00% Floor)	7/12/2029	£—	(72)	—	—
Red Nucleus	19 W. College Avenue, Suite 300 Yardley, PA 19067	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(9)	S + 5.25% (0.75% Floor)	10/17/2031	$—	3	—	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.25% (0.75% Floor)	10/17/2031	$—	(24)	(31)	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.25% (0.75% Floor)	10/17/2031	$507	476	487	—
RedMed Operations	16 Industrial Boulevard, Suite 203, Paoli, PA 19301, US	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(9)	S + 5.00% (1.00% Floor)	2/28/2031	$25,413	25,286	25,285	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	2/28/2031	$—	(7)	(7)	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.00% (1.00% Floor)	2/28/2031	$1,051	1,040	1,040	—
REP Coinvest III- A Omni, L.P.	1755 Transcentral Ct. Suite 400. Houston, Texas 77032	Transportation: Cargo	Equity Interest(9)	—	—	1,377	1,377	636	—
RetailNext	307 Orchard City Drive, Suite 100, Campbell, CA, USA 95008	High Tech Industries	First Lien Senior Secured Loan(9)	S + 7.00% (1.00% Floor)	12/5/2030	$17,007	16,850	16,837	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 7.00% (1.00% Floor)	12/5/2030	$—	(29)	(31)	—
Revalize, Inc.	8800 W Baymeadows Way #500 Jacksonville, FL 32256	High Tech Industries	First Lien Senior Secured Loan - Delayed Draw(9)	S + 5.90% (1.00% Floor)	4/15/2027	$1,964	1,956	1,925	—
			First Lien Senior Secured Loan - Delayed Draw(4)(9)	S + 5.90% (1.00% Floor)	4/15/2027	$5,236	5,214	5,131	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.90% (1.00% Floor)	4/15/2027	$804	799	777	—
RoadOne	1 Kellaway Dr, Randolph, MA 02368	Transportation: Cargo	First Lien Senior Secured Loan(4)(9)	S + 6.25% (1.00% Floor)	12/29/2028	$11,974	11,721	11,974	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 6.25% (0.00% Floor)	12/29/2028	$936	923	936	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.25% (0.00% Floor)	12/29/2028	$1,729	1,647	1,729	—
Robinson Helicopter	2901 Airport Drive Torrance, CA 90505	Aerospace & Defense	Equity Interest(9)	—	—	1,592	507	2,551	—
RoC Skincare	261 Madison Avenue 16th Floor New York, New York 10016, US	Consumer Goods: Non-Durable	First Lien Senior Secured Loan(4)(9)	S + 5.75% (1.00% Floor)	2/21/2031	$9,900	9,774	9,900	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.75% (1.00% Floor)	2/21/2030	$—	(24)	—	—
Rydoo	Hendrik Consciencestraat 40/42, 2800 Mechelen, Belgium	Services: Business	Equity Interest(3)(9)	—	—	466	520	519	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	E + 6.75% (1.00% Floor)	9/12/2031	€1,556	1,722	1,666	—
			Preferred Equity(3)(9)	—	—	200	223	229	—
SAM	4801 Southwest Parkway Building Two, Suite 100 Austin, TX 78735	High Tech Industries	First Lien Senior Secured Loan(9)	14.25% PIK (0.00% Floor)	5/9/2028	$38,517	38,357	38,517	—
Saturn Purchaser Corp.	201 1st Street Petaluma, CA 94952	Aerospace & Defense	First Lien Senior Secured Loan(4)(9)	S + 4.85% (1.00% Floor)	7/22/2030	$13,281	13,186	13,281	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 4.85% (1.00% Floor)	7/22/2030	$—	(57)	—	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
SensorTower	2261 Market Street, Suite 4331, San Francisco, CA 94114	High Tech Industries	Equity Interest(9)	—	—	156	2,400	7,637	—
			First Lien Senior Secured Loan(4)(9)	S + 7.50% (2.00% Floor)	3/15/2029	$11,135	10,999	11,135	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 7.50% (2.00% Floor)	3/15/2029	$—	(13)	—	—
Service Master	12 Continental Blvd, Merrimack, NH 03054	Construction & Building	Equity Interest(9)	—	—	—	—	—	—
			First Lien Senior Secured Loan(9)	S + 5.86% (1.00% PIK) (1.00% Floor)	8/16/2027	$1,573	1,563	1,573	—
			First Lien Senior Secured Loan(9)	S + 5.86% (1.00% PIK) (1.00% Floor)	8/16/2027	$7,589	7,533	7,589	—
			First Lien Senior Secured Loan(9)	S + 6.01% (1.00% PIK) (0.00% Floor)	8/16/2027	$921	914	921	—
			First Lien Senior Secured Loan(9)	S + 5.86% (1.00% PIK) (0.00% Floor)	8/16/2027	$3,167	3,167	3,167	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 6.01% (1.00% PIK) (0.00% Floor)	8/16/2027	$17,303	17,237	17,303	—
			Preferred Equity(9)	—	—	—	169	112	—
Sikich	1415 W. Diehl Rd., Suite 400, Naperville, IL 60563	FIRE: Finance	Preferred Equity(9)	—	—	33	3,307	3,307	—
			Warrants(9)	—	—	2	—	140	—
			Warrants(9)	—	—	5	—	488	—
Simplicity	86 Summit Avenue, Suite 303 Summit, New Jersey 07901	FIRE: Insurance	First Lien Senior Secured Loan(4)(9)	S + 5.00% (0.75% Floor)	12/31/2031	$35,437	35,090	35,082	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (0.75% Floor)	12/31/2031	$1,392	1,350	1,305	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.00% (0.75% Floor)	12/31/2031	$—	(42)	(43)	—
SoftCo	South County Business Park, , Leopardstown, Dublin, D18 N799, Ireland.	Services: Business	Equity Interest(3)(9)	—	—	500	542	652	—
			First Lien Senior Secured Loan(3)(9)	E + 6.50% (1.00% Floor)	2/22/2031	€2,000	2,146	2,162	—
Solairus	201 1st Street, Petaluma, CA 94952	Aerospace & Defense	First Lien Senior Secured Loan - Delayed Draw(5)(9)	—	7/22/2030	$—	(17)	—	—
Solaray, LLC	401 S. Wilcox Street, Castle Rock, CO 80104	Consumer Goods: Non-Durable	First Lien Senior Secured Loan(4)(9)	S + 6.85% (1.00% Floor)	12/15/2025	$28,441	28,441	27,873	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 6.85% (1.00% Floor)	12/15/2025	$13,099	13,083	12,837	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.60% (0.00% Floor)	12/15/2025	$12,052	12,045	12,052	—
Spindrift	55 Chapel St, Newton, MA, 02458	Beverage, Food & Tobacco	Equity Interest(9)	—	—	1	500	501	—
			Subordinated Debt(9)	13.75% PIK (0.00% Floor)	2/19/2033	$1,421	1,380	1,379	—
Spotless Brands	2 Mid America Plaza Suite 450, Oakbrook Terrace, IL 60181	Services: Consumer	First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.50% (1.00% Floor)	7/25/2028	$10,896	10,802	10,896	—
Spring Finco BV	Herikerbergweg 88, 1101 CM, Amsterdam	Services: Business	First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	—	7/15/2029	NOK —	—	—	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
Stanton Carpet	100 Sunnyside Blvd Ext #100, Woodbury, NY 11797	Consumer Goods: Durable	Second Lien Senior Secured Loan(9)	S + 9.15% (1.00% Floor)	3/31/2028	$11,434	11,297	11,435	—
SunMed Group Holdings, LLC	36 West Route 70, Suite # 214 Marlton, NJ 08053	Healthcare & Pharmaceuticals	First Lien Senior Secured Loan(4)(9)	S + 5.60% (0.75% Floor)	6/16/2028	$8,496	8,416	8,496	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.60% (0.75% Floor)	6/16/2027	$—	(5)	—	—
Superna Inc.	104 Schneider Road, Kanata, K2K 1Y2 Ottawa, ON K2K 0E3, Canada	High Tech Industries	Equity Interest(3)(9)	—	—	1,463	1,463	2,722	—
			First Lien Senior Secured Loan(3)(9)	S + 6.50% (1.00% Floor)	3/6/2028	$2,700	2,670	2,700	—
			First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	S + 6.50% (1.00% Floor)	3/6/2028	$—	(13)	—	—
			First Lien Senior Secured Loan - Revolver(3)(5)(9)	S + 6.50% (1.00% Floor)	3/6/2028	$—	(13)	—	—
SureWerx	325 Corporate Dr, Elgin, IL 60123	Wholesale	First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.25% (0.75% Floor)	12/28/2029	$535	522	535	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.25% (0.75% Floor)	12/28/2028	$845	828	845	—
			First Lien Senior Secured Loan - Revolver(9)	S + 5.25% (0.75% Floor)	12/28/2028	CAD 23	16	16	—
Surrey Bidco Limited	Brighton Study Centre, 1 Billinton Way, Brighton, East Sussex, England, BN1 4LF	Services: Consumer	First Lien Senior Secured Loan(3)(8)(9)	SONIA + 7.28% PIK (0.00% Floor)	5/11/2026	£68	77	53	—
TA/Weg Holdings	505 North Highway 169, Suite 900, Plymouth, MN	FIRE: Finance	First Lien Senior Secured Loan - Delayed Draw(4)(9)	S + 5.00% (1.00% Floor)	10/2/2028	$2,319	2,315	2,319	—
			First Lien Senior Secured Loan - Delayed Draw(4)(9)	S + 5.00% (1.00% Floor)	10/2/2028	$9,185	9,185	9,185	—
Tangent Technologies Acquisition, LLC	1001 Sullivan Rd, Aurora, IL 60506	Consumer Goods: Durable	Second Lien Senior Secured Loan(9)	S + 9.00% (1.00% Floor)	5/30/2028	$8,915	8,812	8,915	—
Taoglas	4851 Paramount Dr, San Diego, CA 92123	Telecommunications	Equity Interest(9)	—	—	20	20	19	—
			Equity Interest(9)	—	—	2,259	2,259	2,130	—
			First Lien Senior Secured Loan(3)(9)	S + 7.25% (1.00% Floor)	2/28/2029	$447	437	443	—
			First Lien Senior Secured Loan(4)(9)	S + 7.25% (1.00% Floor)	2/28/2029	$595	595	589	—
			First Lien Senior Secured Loan(4)(9)	S + 7.25% (1.00% Floor)	2/28/2029	$9,953	9,879	9,853	—
			First Lien Senior Secured Loan - Revolver(3)(5)(9)	S + 7.25% (1.00% Floor)	2/28/2029	$1,101	1,101	1,087	—
TCFIII Owl Finance, LLC	10100 Dixie Hwy #2414, Village of Clarkston, MI 48348	Capital Equipment	Subordinated Debt(9)	12.00% PIK (0.00% Floor)	1/30/2027	$6,354	6,327	6,354	—
TEI Holdings Inc.	10850 W. Park Place | Suite 250 Milwaukee, WI 53224 USA	Services: Business	First Lien Senior Secured Loan(4)	S + 4.00% (0.50% Floor)	4/9/2031	$2,641	2,629	2,648	—
TES Global	26 Red Lion Square, London, WC1R 4HQ, GB	Services: Business	First Lien Senior Secured Loan - Delayed Draw(3)(9)	SONIA + 5.00% (0.00% Floor)	1/27/2029	£12	15	16	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
TGI Sport Bidco Pty Ltd	Sydney, NSW 2000, Australia	Media: Advertising, Printing & Publishing	First Lien Senior Secured Loan(3)(9)	BBSY + 7.00% (0.00% Floor)	4/30/2026	AUD 98	76	61	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	SONIA + 6.12% (0.50% Floor)	6/24/2029	£69	88	89	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	S + 7.11% (0.50% Floor)	4/30/2026	AUD 106	73	73	—
Thrasio, LLC	85 West Street, Suite 4, Walpole, Massachusetts 02081, US	Retail	Equity Interest(9)	—	—	8	777	—	—
			Equity Interest(9)	—	—	70	6,997	—	—
			First Lien Senior Secured Loan(9)	S + 10.26% PIK (1.00% Floor)	6/18/2029	$1,546	1,546	1,546	—
			First Lien Senior Secured Loan(9)	S + 10.26% PIK (1.00% Floor)	6/18/2029	$4,739	4,760	3,934	—
Titan Cloud Software, Inc	4031 Aspen Grove Dr. Franklin, TN 37067	Environmental Industries	Equity Interest(9)	—	—	3,532	3,532	5,184	—
			First Lien Senior Secured Loan(9)	S + 2.00% (4.60% PIK) (0.00% Floor)	9/7/2029	$26,953	26,789	26,953	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 2.00% (4.60% PIK) (0.00% Floor)	9/7/2029	$12,094	12,028	12,094	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 2.00% (4.60% PIK) (0.00% Floor)	9/7/2028	$3,599	3,566	3,599	—
TLC Holdco LP	2149 S Jupiter Rd., Garland, Texas, 75041	Consumer Goods: Durable	Equity Interest(9)	—	—	1,281	1,221	1,540	—
TLC Purchaser, Inc.	2-14-5 Akasaka Plaza Mikado Bldg 3F Minato-Ku, 107-0052 Japan	Consumer Goods: Durable	First Lien Senior Secured Loan(4)(9)	S + 5.76% (1.00% Floor)	10/11/2027	$13,131	12,877	13,131	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.76% (1.00% Floor)	10/11/2027	$—	(27)	—	—
Utimaco	Suite 150, 910 E Hamilton Ave., Campbell, CA, 95008	High Tech Industries	Equity Interest(3)(9)	—	—	2	2,223	2,190	—
			First Lien Senior Secured Loan(3)(9)	E + 6.25% (0.00% Floor)	5/14/2029	€92	98	99	—
			First Lien Senior Secured Loan(3)(9)	S + 6.25% (0.75% Floor)	5/14/2029	$128	127	127	—
			First Lien Senior Secured Loan(3)(9)	S + 6.25% (0.75% Floor)	5/14/2029	$262	260	260	—
			Preferred Equity(3)(9)	—	—	2	2,223	2,190	—
V Global Holdings LLC	201 N Illinois St # 1800 Indianapolis IN 46204	Chemicals, Plastics & Rubber	First Lien Senior Secured Loan(9)	E + 5.75% (0.75% Floor)	12/22/2027	€97	101	101	—
			First Lien Senior Secured Loan(4)(9)	S + 5.90% (0.75% Floor)	12/22/2027	$5,729	5,673	5,557	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.85% (0.75% Floor)	12/22/2027	$7,089	7,055	6,798	—
Ventiv Holdco, Inc.	3350 Riverwood Pkwy 20th floor, Atlanta, GA 30339	High Tech Industries	Equity Interest(9)	—	—	529	2,833	909	—
Vessco Water	8225 Upland Circle Chanhassen, MN 55317	Utilities: Water	First Lien Senior Secured Loan(9)	S + 4.75% (0.75% Floor)	7/24/2031	$2,187	2,170	2,187	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 4.75% (0.75% Floor)	7/24/2031	$879	859	879	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 4.75% (0.75% Floor)	7/24/2031	$—	(10)	—	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
Walker Edison	1553 W 9000 S, West Jordan, Utah 84088	Consumer Goods: Durable	Equity Interest(6)(9)	—	—	60	5,592	—	—
			First Lien Senior Secured Loan(6)(8)(9)	S + 6.90% PIK (1.00% Floor)	3/31/2027	$7,239	6,621	—	—
			First Lien Senior Secured Loan - Delayed Draw(6)(8)(9)	S + 6.90% PIK (0.00% Floor)	3/31/2029	$724	724	724	—
			First Lien Senior Secured Loan - Delayed Draw(6)(8)(9)	S + 6.90% PIK (1.00% Floor)	3/31/2027	$926	873	—	—
			First Lien Senior Secured Loan - Delayed Draw(6)(8)(9)	S + 6.90% PIK (1.00% Floor)	3/31/2027	$2,171	2,044	—	—
			First Lien Senior Secured Loan - Delayed Draw(5)(6)(8)(9)	S + 6.90% PIK (1.00% Floor)	3/31/2029	$398	398	398	—
			First Lien Senior Secured Loan - Revolver(6)(8)(9)	S + 6.40% (1.00% Floor)	3/31/2027	$3,182	3,088	2,370	—
WCI Gigawatt Purchaser	777 Emory Valley Road Oak Ridge, TN 37830	Energy: Electricity	First Lien Senior Secured Loan(4)(9)	S + 6.01% (1.00% Floor)	11/19/2027	$1,408	1,393	1,394	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.86% (1.00% Floor)	11/19/2027	$3,754	3,722	3,703	—
Wealth Enhancement Group	505 Highway 169 N Ste 900 Plymouth, Minnesota 55441	FIRE: Finance	First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	10/4/2028	$—	(34)	—	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	10/2/2028	$7,772	7,694	7,772	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.00% (1.00% Floor)	10/2/2028	$—	(11)	—	—
Webcentral	8, rue Lou Hemmer, L-1748 Senningerberg, Luxembourg	Services: Business	First Lien Senior Secured Loan - Delayed Draw(3)(9)	S + 6.25% (0.00% Floor)	12/18/2030	$87	87	87	—
			First Lien Senior Secured Loan - Delayed Draw(3)(9)	S + 6.25% (0.00% Floor)	12/18/2030	€17	18	18	—
			First Lien Senior Secured Loan - Delayed Draw(3)(5)(9)	S + 6.25% (0.00% Floor)	12/18/2030	€1,849	1,761	1,782	—
Whitcraft-Paradigm	967 Parker Street Manchester CT 06042 U.S.A.	Aerospace & Defense	First Lien Senior Secured Loan(4)(9)	S + 6.50% (1.00% Floor)	2/15/2029	$11,762	11,682	11,762	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.50% (1.00% Floor)	2/15/2029	$4,547	4,546	4,547	—
			First Lien Senior Secured Loan - Revolver(5)(9)	P + 5.50% (0.00% Floor)	2/28/2029	$1,460	1,445	1,460	—
WhiteWater Express	106 Vintage Park Blvd, #100 Houston, TX 77070	Services: Consumer	Subordinated Debt(9)	14.00% PIK (0.00% Floor)	3/31/2031	$8,250	8,178	8,178	—
WSP	7820 E Pleasant Valley Rd Independence, OH 44131	Consumer goods: Wholesale	Equity Interest(9)	—	—	—	12	—	—
			Equity Interest(9)	—	—	2,898	2,898	—	—
			First Lien Senior Secured Loan(8)(9)	S + 1.15% (4.00% PIK) (1.00% Floor)	4/27/2028	$3,195	3,103	2,396	—

Name of Portfolio Company	Company Address	Industry	Type of Investment	Interest Rate (1)	Maturity	Par/ Principal/ Shares (10)	Amortized Cost	Fair Value	Percentage of Class Held (2)
			First Lien Senior Secured Loan(8)(9)	8.00% PIK (0.00% Floor)	4/27/2028	$2,084	1,995	—	—
			First Lien Senior Secured Loan - Revolver(5)(8)(9)	8.00% PIK (0.00% Floor)	4/27/2028	$—	(6)	(62)	—
			Preferred Equity(9)	—	—	—	216	—	—
WU Holdco, Inc.	705 Tri-State Parkway Gurnee, IL 60031	Consumer Goods: Non-Durable	First Lien Senior Secured Loan(4)(9)	S + 5.00% (1.00% Floor)	3/26/2027	$36,799	36,666	36,799	—
			First Lien Senior Secured Loan - Delayed Draw(9)	S + 5.00% (1.00% Floor)	3/26/2027	$1,657	1,643	1,657	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.00% (0.00% Floor)	3/26/2027	$3,461	3,447	3,461	—
Zeus Fire & Security	45 West Industrial Boulevard Paoli, PA 19301	Construction & Building	First Lien Senior Secured Loan(9)	S + 5.00% (1.00% Floor)	12/11/2030	$13,420	13,325	13,319	—
			First Lien Senior Secured Loan - Delayed Draw(5)(9)	S + 5.00% (1.00% Floor)	12/11/2030	$176	176	110	—
			First Lien Senior Secured Loan - Revolver(5)(9)	S + 5.00% (1.00% Floor)	12/11/2030	$—	(19)	(20)	—

(1)
The investments bear interest at a rate that may be determined by reference to the Euro Interbank Offered Rate (“EURIBOR” or “E”), the Bank Bill Benchmark Rate (“BKBM”), the Canadian Overnight Repo Rate Average (“CORRA”), the Bank Bill Swap Bid Rate (“BBSY”), the Prime Rate (“Prime” or “P”), the Sterling Overnight Index Average (“SONIA”) or Secured Overnight Financing rate (“SOFR”) which reset daily, monthly, quarterly or semiannually. Investments or a portion thereof may bear Payment-in-Kind (“PIK”). For each, the Company has provided the PIK or the spread over EURIBOR, BKBM, CORRA, BBSY, SONIA, SOFR, or Prime and the current weighted average interest rate in effect at March 31, 2025. Certain investments are subject to a EURIBOR, BKBM, CORRA, BBSY, SONIA, SOFR or Prime interest rate floor.

(2)
This information is based on data made available to us as of March 31, 2025. We have no independent ability to verify this information. Some, if not all, portfolio companies are subject to voting agreements with varied voting rights.

(3)
The investment is not a qualifying asset under Section 55(a) of the Investment Company Act of 1940. The Company may not acquire any non-qualifying asset unless, at the time of acquisition, qualifying assets represent at least 70% of the Company’s total assets. As of March 31, 2025, non-qualifying assets totaled 27.67% of the Company’s total assets.

(4)	Assets or a portion thereof are pledged as collateral for the 2019-1 Issuer. See Note 6 “Debt” in our most recent annual report on Form 10-K, as well as any of our subsequent SEC filings.
(5)	Position or portion thereof is an unfunded loan commitment, and no interest is being earned on the unfunded portion. The investment may be subject to an unused/letter of credit facility fee.
(6)	As defined in the 1940 Act, the Company is deemed to be an “Affiliated Investment” of the Company as the Company owns 5% or more of the portfolio company’s securities.
(7)
As defined in the 1940 Act, the Company is deemed to “Control” this portfolio company as the Company either owns more than 25% of the portfolio company’s outstanding voting securities or has the power to exercise control over management or policies of such portfolio company.

(8)	Loan was on non-accrual status as of March 31, 2025.
(9)
Security valued using unobservable inputs (Level 3). Fair value was determined in good faith by or under the direction of the Board of Trustees, pursuant to the Company’s valuation policy. See Note 2 “Significant Accounting Policies” in our most recent annual report on Form 10-K, as well as any of our subsequent SEC filings.

(10)
The principal amount (par amount) for all debt securities is denominated in U.S. dollars, unless otherwise noted. £ represents Pound Sterling, € represents Euro, NOK represents Norwegian Krone, AUD represents Australian Dollar, CAD represents Canadian Dollar and NZ$ represents New Zealand Dollar.

DETERMINATION OF NET ASSET VALUE
In accordance with the procedures adopted by our Board, the NAV per share of our outstanding shares of common stock is determined monthly by dividing the value of total assets minus liabilities by the total number of shares outstanding at the date as of which the determination is made.
We conduct the valuation of our assets, pursuant to which our NAV shall be determined, at all times consistent with U.S. GAAP and the 1940 Act. We apply ASC 820, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurements. The fair value of a financial instrument is the amount that would be received in an orderly transaction between market participants at the measurement date. We determine the fair value of investments consistent with our valuation policy. We disclose the fair value of our investments in a hierarchy which prioritizes and ranks the level of market observability used in the determination of fair value. In accordance with ASC 820, these levels are summarized below:

•	Level 1—Valuations based on quoted prices (unadjusted) in active markets for identical assets or liabilities at the measurement date.

•	Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•	Level 3—Valuations based on inputs that are unobservable and significant to the fair value measurement.
A financial instrument’s level within the hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuations of Level 2 investments are generally based on quotations received from pricing services, dealers or brokers. Consideration is given to the source and nature of the quotations and the relationship of recent market activity to the quotations provided.
Transfers between levels, if any, are recognized at the beginning of the reporting period in which the transfers occur. We evaluate the source of inputs used in the determination of fair value, including any markets in which the investments, or similar investments, are trading. When the fair value of an investment is determined using inputs from a pricing service (or principal market makers), we consider various criteria in determining whether the investment should be classified as a Level 2 or Level 3 investment. Criteria considered include the pricing methodologies of the pricing services (or principal market makers) to determine if the inputs to the valuation are observable or unobservable, as well as the number of prices obtained and an assessment of the quality of the prices obtained. The level of an investment within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment.
The value assigned to these investments is based upon available information and may fluctuate from period to period. In addition, it does not necessarily represent the amount that might ultimately be realized upon sale. Due to inherent uncertainty of valuation, the estimated fair value of investments may differ from the value that would have been used had a ready market for the security existed, and the difference could be material.
Investments for which market quotations are readily available are typically valued at such market quotations. Market quotations are obtained from an independent pricing service, where available. If a price cannot be obtained from an independent pricing service or if the independent pricing service is not deemed to be current with the market, certain investments that we hold are valued on the basis of prices provided by principal market makers. Generally, investments marked in this manner are marked at the mean of the bid and ask of the independent broker quotes obtained. To validate market quotations, we utilize a number of factors to determine if the quotations are representative of fair value, including the source and number of quotations.

In accordance with Rule
2a-5
of the 1940 Act, the Board has designated the Advisor as the “Valuation Designee.” The Board and the Audit Committee oversee the activities, methodology and processes of the Valuation Designee.
Debt and equity securities that are not publicly traded or whose market prices are not readily available are valued at fair value by our Advisor as Valuation Designee based on, among other things, the input of one or more independent valuation firms, subject at all times to the oversight of our Board. With respect to unquoted securities, we value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
The Company has retained one or more independent valuation firms to review the valuation of each of our portfolio investments constituting a material portion of our portfolio for which market quotations are not available at least once during each
12-month
period. However, we may exclude from such independent review de minimis
investments of less than 1.0% of our total assets (up to an aggregate of 10% of our total assets).
With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:

•
Our monthly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Advisor responsible for the portfolio investment or by an independent valuation firm;

•	Valuation conclusions are then documented and discussed with our senior management prior to being finalized;

•	Our Board and Audit Committee periodically review the valuation process and provides oversight in accordance with the requirements of Rule 2a-5; and

•	At least once annually, the valuation for each portfolio investment constituting a material portion of our portfolio will be reviewed by an independent valuation firm.
In following this approach, the types of factors that are taken into account in the fair value pricing of investments include, as relevant, but are not limited to: comparison to publicly traded securities, including factors such as yield, maturity and measures of credit quality; the enterprise value of a portfolio company; the nature and realizable value of any collateral; the portfolio company’s ability to make payments and its earnings and discounted cash flows; and the markets in which the portfolio company does business. In cases where an independent valuation firm provides fair valuations for investments, the independent valuation firm provides a fair valuation report, a description of the methodology used to determine the fair value and their analysis and calculations to support their conclusion. We currently conduct this valuation process on a monthly basis.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our consolidated financial statements express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our consolidated financial statements.

DESCRIPTION OF CAPITAL STOCK
The following description of our capital stock is based on relevant portions of the DGCL and on our Certificate of Incorporation and Bylaws. We refer you to our Certificate of Incorporation and Bylaws, forms of which are incorporated by reference to the exhibits to the registration statement of which this prospectus is a part, for a more detailed description of the provisions summarized below.
Capital Stock
General
Under the terms of our Certificate of Incorporation, our authorized stock consists solely of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations. Unless our Board determines otherwise, we will issue all shares of our capital stock in uncertificated form.
The following are our outstanding classes of securities as of March 31, 2025:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common Stock	100,000,000,000	—	64,868,507
Preferred Stock	10,000,000,000	—	—
Common Stock
All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, are duly authorized, validly issued, fully paid and non-assessable.
Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by the Certificate of Incorporation, federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Subject to the rights of holders of any outstanding preferred stock to elect certain directors, as described below, each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of our directors. Except as provided with respect to any other class or series of stock, the holders of our common stock possess exclusive voting power. There is no cumulative voting in the election of directors, which, subject to the rights of holders of any outstanding preferred stock to elect certain directors as described below, means that holders of a majority of the outstanding shares of our common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
Our Certificate of Incorporation authorizes our Board to create and issue one or more series of preferred stock to the extent permitted by the 1940 Act. Prior to the issuance of shares of each class or series of preferred stock, our Board will be required by Delaware law and by our Certificate of Incorporation to set the voting powers, full or limited, and the designations, preferences and relative, participation, optional or other special rights, and the qualifications, limitations or restrictions thereof, for each class or series. Thus, the Board could

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authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. Stockholders should note, however, that any issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets (or 66
2
/3% if certain disclosure and approval requirements are met) after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would be entitled to vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently intend to issue preferred stock during the next 12 months. The issuance of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect our common stock by making an investment in the common stock less attractive.
Provisions of the DGCL and Our Certificate of Incorporation and Bylaws
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
The indemnification of our officers and directors is governed by Section 145 of the DGCL, our Certificate of Incorporation and Bylaws. Section 145(a) of the DGCL empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe such person’s conduct was unlawful.
Section 145(b) of the DGCL empowers a Delaware corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of such corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.
Section 145 of the DGCL further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in

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subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. Section 145 of the DGCL also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Section 145 of the DGCL also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.
Our Certificate of Incorporation requires us to indemnify to the full extent permitted by Section 145 of the DGCL all persons whom we may indemnify under that section. Our Certificate of Incorporation also provides that expenses incurred by our officers or directors in defending any action, suit or proceeding for which they may be entitled to indemnification under our Certificate of Incorporation shall be paid in advance of the final disposition of such action, suit or proceeding.
Our Certificate of Incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended. Section 102(b)(7) of the DGCL provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.
Our Bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL.
As a BDC, we are not permitted to, and will not indemnify our Advisor, any of our executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.
Delaware Anti-takeover Law
The DGCL contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

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We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•	prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•
upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•
at or subsequent to such time, the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds
of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 of the DGCL defines “business combination” to include the following:

•	any merger or consolidation involving the corporation and the interested stockholder;

•
any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•	subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•	any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•	the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.
In general, Section 203 of the DGCL defines an “interested stockholder” as any entity or person beneficially owning 15% or more of our outstanding voting stock and any entity or person affiliated with or controlling or controlled by any of these entities or persons.
The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.
Classified Board of Directors
Our Certificate of Incorporation provides that our Board, subject to any rights of holders of one or more series of preferred stock to elect additional preferred directors, is divided into three classes of directors, as nearly equal in number as possible, serving staggered three-year terms. The current terms of the first, second and third classes will expire at each annual meeting of our stockholders and, in each case, those directors will serve until their successors are duly elected and qualify or until his or her resignation, removal from office, death or incapacity. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our Bylaws provide that, unless otherwise provided in our Certificate of Incorporation, the affirmative vote of the holders of a majority of the votes cast by stockholders present in person or by proxy at an annual or special meeting of stockholders and entitled to vote at such meeting is required to elect a director. Under our Certificate of Incorporation, our Board may amend the Bylaws to alter the vote required to elect directors.

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Number of Directors; Vacancies; Removal
Our Certificate of Incorporation provides that the number of directors is set only by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than four nor more than eight. Under the DGCL, unless the certificate of incorporation provides otherwise (which our Certificate of Incorporation does not), directors on a classified board such as our Board may be removed only for cause. Under our Certificate of Incorporation and Bylaws, subject to the applicable requirements of the 1940 Act and the rights of holders of one or more series of preferred stock, any vacancy on our Board, including a vacancy resulting from an enlargement of our Board, may be filled only by vote of a majority of our remaining directors then in office, even if our remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until a successor is duly elected and qualifies. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third party to acquire, or discourage a third party from seeking to acquire, control of us.
Action by Stockholders
Our Certificate of Incorporation provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This provision, combined with the requirements by our Certificate of Incorporation regarding the calling of an annual meeting or special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of our Board, (2) pursuant to our notice of meeting or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our Bylaws. Nominations of persons for election to our Board at a special meeting may be made only (1) by or at the direction of the Board or (2) provided that our Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Stockholder Meetings
Our Certificate of Incorporation provides that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting. Our Certificate of Incorporation also provides that, except as otherwise required by law, special meetings of the stockholders can only be called by the Chairman of our Board, the Chief Executive Officer or our

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Board. In addition, our Bylaws establish an advance notice procedure for stockholder proposals to be brought before an annual meeting of stockholders, including proposed nominations of candidates for election to our Board. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of our Board, or by a stockholder of record on the record date for the meeting who is entitled to vote at the meeting and who has delivered timely written notice in proper form to the secretary of the stockholder’s intention to bring such business before the meeting. These provisions could have the effect of delaying until the next stockholder meeting stockholder actions that are favored by the holders of a majority of our outstanding voting securities.
Conflict with 1940 Act
Our Bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our Certificate of Incorporation or Bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Exclusive Forum
Our Certificate of Incorporation provides that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on our behalf, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee to us or our stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, our Certificate of Incorporation or Bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on our records, with postage thereon prepaid.

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DESCRIPTION OF PREFERRED STOCK
In addition to shares of common stock, our certificate of incorporation authorizes our Board of Directors to create and issue one or more series of preferred stock to the extent permitted by the 1940 Act. Prior to the issuance of shares of each series of preferred stock, our Board of Directors will be required by Delaware law and by our certificate of incorporation to establish the voting powers (full or limited, or no voting powers), and the designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof, of each series of our preferred stock. Thus, to the extent permitted by the Investment Company Act, the Board of Directors could authorize the issuance of shares of a series of our preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. Any issuance of preferred stock must comply with the requirements of the 1940 Act.
The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 66 2/3% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well As whether such dividends are cumulative or non-cumulative
and participating or
non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.
All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. We expect the dividend rate to be variable and determined for each dividend period.

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DESCRIPTION OF WARRANTS
The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.
A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form; if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.
We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.
Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) if no such market value exists for our common stock, the exercise price is not less than the then current NAV per share of our common stock (unless the requirements of Section 63 of the 1940 Act are met), (4) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF DEBT SECURITIES
On June 10, 2020, the Company entered into the Note Purchase Agreement with various purchasers, in connection with the Company’s issuance of $150 million aggregate principal amount of its 8.500% senior unsecured notes due 2023, so called the 2023 Notes. The Notes will mature on June 10, 2023. The Notes will bear interest at a rate of 8.500% per year payable semi-annually on June 10 and December 10 of each year, commencing on December 10, 2020. The Company has the right to, at its option, redeem all or a part that is not less than 10% of the Notes (i) prior to June 10, 2022, at a redemption price equal to 100% of the principal amount of Notes to be redeemed plus an applicable “make-whole” amount equal to (x) the discounted value of the remaining scheduled payments with respect to the principal of such Note that is to be prepaid or becomes due and payable pursuant to the Note Purchase Agreement over (y) the amount of such called principal, plus accrued and unpaid interest, if any, and (ii) on or after June 10, 2022, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any. The Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the certain of the Company’s subsidiaries, financing vehicles or similar facilities. The Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements.
The sale of the 2023 Notes generated net proceeds of approximately $146.4 million, including an offering discount of $1.5 million and debt issuance costs in connection with the transaction, including fees and commissions, of $2.1 million.
The 2023 Notes will mature on June 10, 2023 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the Note Purchase Agreement. The 2023 Notes will bear interest at a rate of 8.50% per year payable semi-annually on June 10 and December 10 of each year, commencing on December 10, 2020. As of March 31, 2022, the Company was in compliance with the terms of the Note Purchase Agreement governing the 2023 Notes.
On July 16, 2021 the Company repurchased $37.5 million of the 2023 Notes at a total cost of $39.5 million. This resulted in a realized loss on the extinguishment of debt of $2.5 million, which included a premium paid of $2.0 million and acceleration of unamortized debt issuance costs and original issue discount of $0.5 million.
On March 10, 2021, the Trustee, entered into the Base Indenture and the First Supplemental Indenture between the Company and the Trustee. The First Supplemental Indenture relates to the Company’s issuance of the March 2026 Notes.
The March 2026 Notes will mature on March 10, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the USB Indenture. The March 2026 Notes bear interest at a rate of 2.950% per year payable semi-annually on March 10th and September 10th of each year, commencing on September 10, 2021. The March 2026 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the March 2026 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.

The net proceeds to the Company from the March 2026 Notes were $294.3 million, after deducting the underwriting discounts and commissions of $4.4 million payable by the Company and offering expenses of $1.3 million payable by the Company.
On October 13, 2021, the Company and the Trustee entered into the Second Supplemental Indenture to the Base Indenture between the Company and the Trustee. The Second Supplemental Indenture relates to the Company’s issuance of the October 2026 Notes.
The October 2026 Notes will mature on October 13, 2026 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the Indenture. The October 2026 Notes bear interest at a rate of 2.550% per year payable semi-annually on April 13 and October 13 of each year, commencing on April 13, 2022. The October 2026 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the October 2026 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
On February 6, 2025, the Company and the Trustee entered into the Third Supplemental Indenture to the Base Indenture. The Third Supplemental Indenture relates to the Company’s issuance of the March 2030 Notes.
The March 2030 Notes will mature on March 15, 2030 and may be redeemed in whole or in part at the Company’s option at any time or from time to time at the redemption prices set forth in the USB Indenture. The March 2030 Notes bear interest at a rate of 5.950% per year payable semi-annually on March 15 and September 15 of each year, commencing on September 15, 2025. The March 2030 Notes are general unsecured obligations of the Company that rank senior in right of payment to all of the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the March 2030 Notes, rank pari passu with all existing and future unsecured unsubordinated indebtedness issued by the Company, rank effectively junior to any of the Company’s secured indebtedness (including unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness, and rank structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries, financing vehicles or similar facilities.
We may issue additional debt securities in one or more series. The specific terms of each additional series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.
As required by federal law for all bonds and notes of companies that are publicly offered in the United States, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, see “Description of our Debt Securities—Events of Default” for more information. Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.
Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities issued pursuant to this prospectus and any accompanying prospectus supplement. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest, you will need to read the indenture. See “Available Information” for information on how to obtain a copy of the indenture.
A prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities and whether or not the offering may be reopened for additional securities of that series and on what terms;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•
whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount (“OID”);

•
whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.
The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that we are in compliance with our asset coverage ratio, as defined in the 1940 Act. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General
The indenture provides that any debt securities proposed to be sold under this prospectus and any prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities may be issued under the indenture in one or more series.
For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.
The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Description of our Debt Securities—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.
The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.
A prospectus supplement will contain information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.
We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.
If any debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share at the time of issuance of such debt securities (unless the majority of our board of directors determines that a lower exercise price is in the best interests of us and our stockholders, a majority of our stockholders (including stockholders who are not affiliated persons of us) have approved an issuance of common stock below the then current NAV per share in the 12 months preceding the issuance, and the exercise price closely approximates the market value of our common stock at the time the debt securities are issued).
Conversion and Exchange
If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form
We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities.
Book-Entry Holders
We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.
Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.
As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.
Street Name Holders
In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.
For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.
Legal Holders
Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.
For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.
When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.
Special Considerations for Indirect Holders
If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.
Global Securities
As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.
Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.
A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Description of our Debt Securities—Global Securities—Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.
Special Considerations for Global Securities
As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers.

The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.
If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•
an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•
an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Description of our Debt Securities—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•
an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•
the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•
an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•
DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•
financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated
In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry
form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Description of our Debt Securities—Issuance of Securities in Registered Form” above.
The special situations for termination of a global security are as follows:

•
if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;

•	if we notify the trustee that we wish to terminate that global security; or

•
if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Description of our Debt Securities—Events of Default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.
Payment and Paying Agents
We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”
Payments on Global Securities
We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Description of our Debt Securities—Global Securities.”
Payments on Certificated Securities
We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.
Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the United States, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.
Payment When Offices Are Closed
If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.
Events of Default
You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.
The term “Event of Default” in respect of the debt securities of your series may include any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date;

•
we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur; and

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs, including certain defaults by any of our significant subsidiaries.
An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest or in the payment of any sinking or purchase fund installment, if it considers the withholding of notice to be in the best interests of the holders.
Remedies if an Event of Default Occurs
If an Event of Default has occurred and has not been cured or waived, the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if the default is cured or waived and certain other conditions are satisfied.
The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”), security, or both, satisfactory to the trustee. If reasonable indemnity and/or security is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.
Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•
the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.
However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.
Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.
Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.
Waiver of Default
The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities. If this happens, the default will be treated as if it had not occurred. No one can waive a payment default on a holder’s debt security, however, without the holder’s approval.
Merger or Consolidation
Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	alternatively, we must be the surviving company;

•	immediately after the transaction no event of default will exist;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.
Modification or Waiver
There are three types of changes we can make to the indenture and the debt securities issued thereunder.
Changes Requiring Your Approval
First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•
modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.
Changes Not Requiring Approval
The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.
Changes Requiring Majority Approval
Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•
if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.
The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “Description of our Debt Securities—Modification or Waiver—Changes Requiring Your Approval.”
Further Details Concerning Voting
When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for OID securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Description of our Debt Securities—Defeasance—Full Defeasance.” We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.
Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.
Defeasance
The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.
Covenant Defeasance
Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Description of our Debt Securities—Indenture Provisions— Subordination” below. In order to achieve covenant defeasance, we must do the following:

•
if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•
we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.
If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance
If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•
if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•
we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service, or IRS, ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•
we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate certifying compliance with all conditions precedent to defeasance.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Description of our Debt Securities—Indenture Provisions—Subordination.”
Form, Exchange and Transfer of Certificated Registered Securities
If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.
Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.
Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.
Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.
If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.
If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.
Resignation of Trustee
Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.
Indenture Provisions—Subordination
Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.
In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.
By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.
Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•
our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.
The Trustee under the Indenture
U.S. Bank National Association is the trustee under the indenture.
Certain Considerations Relating to Foreign Currencies
Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF SUBSCRIPTION RIGHTS
We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.
The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.
Exercise of Subscription Rights
Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as will in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.
Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF UNITS
As specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include securities issued by the U.S. Treasury. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•
the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.
If a unit includes a share of common stock, the public offering price for the unit will reflect a price per share of common stock that equals or exceeds our then current NAV per share, unless the requirements of Section 63 of the 1940 Act have been satisfied. Section 63 permits us to sell shares of common stock below our then current NAV per share if: (1) the majority of our board of directors approves the offering as being in the best interests of us and our stockholders, (2) a majority of our stockholders (including a majority of our stockholders who are not affiliated persons of us) have approved the issuance of common stock below the then current NAV per share in the 12 months preceding the offering and (3) the offering price closely approximates the market value of the common stock. If the requirements of Section 63 of the 1940 Act are met, the price per share of common stock included in a unit may be below the Company’s then current NAV per share. See “Sales of Common Stock Below Net Asset Value” for more information.
Units may also include warrants to purchase shares of our common stock in the future. We may generally only offer such warrants if (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) the exercise prices is not less than the then current NAV per share of our common stock (unless the Section 63 requirements are met), (4) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them have been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.
Units may also include subscription rights to purchase shares of our common stock. We will not offer transferable subscription rights in a unit providing for subscription at a price below the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third
of our outstanding common stock at the time such rights are issued.
Units may also include debt securities. If such debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share of our common stock at the time of issuance of the unit (unless the Section 63 requirements are met).
The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

DIVIDEND REINVESTMENT PLAN
We have adopted a DRIP that is an “opt out” DRIP. As a result, if our Board declares a cash distribution, then our stockholders who acquire shares of our common stock after our listing and have not elected to “opt out” of our DRIP will have their cash distributions automatically reinvested (net of applicable withholding tax) in additional shares of our common stock as described below. Any stockholders who held shares of our common stock prior to our listing had to opt in to the DRIP.
No action would be required on the part of a registered stockholder who acquired shares of our common stock after our listing on the New York Stock Exchange to have his or her cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying the plan administrator and our transfer agent and registrar in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for each stockholder to acquire shares in non-certificated
form through the plan if such stockholders have not elected to receive their distributions in cash. Those stockholders who hold shares through a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
With respect to each distribution, our Board reserves the right, subject to the provisions of the 1940 Act, to either issue new shares of common stock or to make open market purchases of its shares for the accounts of participants. Following our listing on the New York Stock Exchange, the number of shares of common stock to be issued to a participant will be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of common stock at the close of regular trading on the New York Stock Exchange on the date of such distribution subject to the adjustments described below. The market price per share of common stock on a particular date shall be the closing price for such shares on the New York Stock Exchange on such date or, if no sale is reported for such date, at the average of their reported bid and asked prices. However, if the market price per share exceeds the most recently computed NAV per share, we will issue shares at the greater of (i) the most recently computed NAV per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeds the most recently computed NAV per share).
There will be no brokerage or other charges to stockholders who participate in the plan. The DRIP administrator’s fees under the plan will be paid by us. Participants may terminate their accounts under the plan by notifying the plan administrator in writing. Such termination will be effective immediately if received by the plan administrator at least three days prior to any distribution date; otherwise such termination or resumption will be effective with respect to subsequent distributions. Following this offering, if a participant elects to sell part or all of his, her or its shares held by the plan administrator and have the proceeds remitted to the participant, such request must first be submitted to the participant’s broker, who will coordinate with the plan administrator and is authorized to deduct a per-share
brokerage commission from the sale proceeds.
Stockholders who receive distributions in the form of shares are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. However, since a participating stockholder’s cash dividends would be reinvested in shares, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of shares received in a distribution from us will generally be equal to the cash that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case the stockholder’s basis in the new shares will generally be equal to its fair market value. Any shares received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which such shares are credited to the U.S. holder’s account.

The DRIP may be amended or terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. Upon any termination, the plan administrator will cause the shares of common stock held for a participant under the plan to be delivered to the participant.
Additional information concerning the DRIP may be obtained from the plan administrator by mail at 615 E. Michigan St., Milwaukee, WI 53202 or by phone at
(855) 862-6092.
Participants who hold their shares through a broker or other nominee should direct correspondence or questions concerning the DRIP to their broker or nominee.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt
organizations, insurance companies, dealers in securities, traders in securities that elect to mark-to-market
their securities holdings, pass-through entities (including
S-corporations)
pension plans and trusts, financial institutions, real estate investment trusts (“REITs”), RICs, persons that have a functional currency (as defined in Section 985 of the Code) other than the U.S. dollar and financial institutions. This summary assumes that investors hold shares of our common stock as capital assets (within the meaning of Section 1221 of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of the filing of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”), regarding any offering of our securities. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we were to invest in tax-exempt
securities or certain other investment assets.
For purposes of this discussion, a “U.S. stockholder” is a beneficial owner of shares of our common stock that is, for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•
a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A
“non-U.S. stockholder”
is a beneficial owner of shares of our common stock that is not a U.S. stockholder.
If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.
Tax matters are very complicated and the tax consequences to an investor of an investment in shares of our common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.
Election to Be Taxed as a RIC
We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income
and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, dividends of an amount at least equal to 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses and determined without regard to any deduction for dividends paid (the “Annual Distribution Requirement”). Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute to our stockholders in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of our net ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of the excess (if any) of our realized capital gains over our realized capital losses, or capital gain net income (adjusted for certain ordinary losses), generally for the one-year
period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus capital gains net income for preceding years that were not distributed during such years and on which we paid no federal income tax (the “Excise Tax Avoidance Requirement”).
Taxation as a RIC
If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;
then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we timely distribute (or are deemed to timely distribute) to stockholders. As a RIC, we will be subject to U.S. federal income tax at regular corporate rates on any net income or net capital gain not distributed (or deemed distributed) as dividends to our stockholders.
In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be treated as a BDC under the 1940 Act at all times during each taxable year;

•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and

•
diversify our holdings so that at the end of each quarter of the taxable year (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (collectively, the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or other tax liabilities. For the purpose of determining whether the Company satisfies the 90% Income Test and the Diversification Tests described above, the character of our distributive share of items of income, gain, losses, deductions and credits derived through any investments in companies that are treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships), or are treated as disregarded as separate from us for U.S. federal income tax purposes, generally will be determined as if we realized these tax items directly. Further, in order to calculate the value of our investment in the securities of an issuer for purposes of applying the 25% Diversification Test described above, the Company’s proper proportion of any investment in the securities of that issuer that are held by a member of our “controlled group” must be aggregated with our investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with us if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) we directly own at least 20% or more of the combined voting stock of at least one of the other corporations.
In addition, as a RIC we are subject to ordinary income and capital gain distribution requirements under U.S. federal excise tax rules for each calendar year as described above. If we do not meet the Excise Tax Avoidance Requirement, we will be subject to a 4% nondeductible U.S. federal excise tax on the undistributed amount. The failure to meet the Excise Tax Avoidance Requirement will not cause us to lose our RIC status. Although we currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement, under certain circumstances, we may choose to retain taxable income or capital gains in excess of current year distributions into the next tax year in an amount less than what would trigger payments of federal income tax under Subchapter M of the Code. We may then be required to pay a 4% excise tax on such income or capital gains.
A RIC is limited in its ability to deduct expenses in excess of its investment company taxable income. If our deductible expenses in a given taxable year exceed our investment company taxable income, we may incur a net operating loss for that taxable year. However, a RIC is not permitted to carry forward net operating losses to subsequent taxable years and such net operating losses do not pass through to its stockholders. In addition, deductible expenses can be used only to offset investment company taxable income, not net capital gain. A RIC may not use any net capital losses (that is, the excess of realized capital losses over realized capital gains) to offset its investment company taxable income, but may carry forward such net capital losses, and use them to offset future capital gains, indefinitely. Any underwriting fees paid to us are not deductible. Due to these limits on deductibility of expenses and net capital losses, we may for tax purposes have aggregate taxable income for several taxable years that we are required to distribute and that is taxable to our stockholders even if such taxable income is greater than the net income we actually earn during those taxable years.
For federal income tax purposes, we are generally permitted to carry forward a net capital loss in any taxable year to offset our own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term. In the event that we were to experience an ownership change as defined under the Code, our capital loss carryforwards and other favorable tax attributes, if any, may be subject to limitation.
We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount. Furthermore, a portfolio company in which we hold equity or debt instruments may face financial difficulty that requires us to work out, modify, or otherwise restructure such equity or debt instruments. Any such restructuring could, depending upon the terms of the restructuring, cause us to incur unusable or nondeductible losses or recognize future non-cash
taxable income. Any such transaction could also result in our receiving assets that give rise to non-qualifying
income for purposes of the 90% Income Test or otherwise would not count toward satisfying the Diversification Requirements.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections that are intended to maintain our status as a RIC and avoid a fund-level tax.
Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirem
e
nts relating to our qualification as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
Failure to Qualify as a RIC
If we were unable to qualify for treatment as a RIC and are unable to cure the failure, for example, by disposing of certain investments quickly or raising additional capital to prevent the loss of RIC status, we would be subject to tax on all of our taxable income at regular corporate rates (and any applicable U.S. state and local taxes). The Code provides some relief from RIC disqualification due to failures to comply with the 90% Income Test and the Diversification Tests, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.
Should failure occur, not only would all our taxable income be subject to tax at regular corporate rates (as well as any applicable U.S. state and local taxes), we would not be able to deduct dividend distributions to stockholders, nor would such distribution be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, certain corporate stockholders would be eligible to claim a dividends received deduction with respect to such dividends and non-corporate
stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC, we may be subject to regular corporate tax on any net built-in
gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five taxable years.
Although we expect to operate in a manner so as to qualify continuously as a RIC, we or our investment adviser may decide in the future that we should be taxed as a C corporation, even if we would otherwise qualify as a RIC, if we determine that treatment as a C corporation for a particular year would be in our best interest.
The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Our Investments—General
Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified
dividend income, (2) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (5) convert an ordinary loss or a deduction into a capital loss

(the deductibility of which is more limited), (6) cause us to recognize income or gain without receipt of a corresponding cash payment, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions and (9) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that we will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.
Gain or loss recognized by us from warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant or security.
Our investment in
non-U.S. securities
may be subject to
non-U.S. income,
withholding and other taxes. In that case, our yield on those securities would be decreased. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Stockholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to
non-U.S. taxes
paid by us.
If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if we distribute such income as a taxable dividend to our stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market
at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Our ability to make either election will depend on factors beyond our control, and is subject to restrictions which may limit the availability of the benefit of these elections. Under either election, we may be required to recognize in a year income in excess of any distributions we receive from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Avoidance Requirement. See “
Material U.S.
 Federal Income Tax Considerations
—
Taxation as a RIC
” above.
Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
Some of the income that we might otherwise realize directly, such as fees for providing managerial assistance, certain fees earned with respect to our investments, income recognized in a work-out
or restructuring of a portfolio investment or income recognized from an equity investment in an operating partnership, may not satisfy the 90% Income Test. To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be established and used to earn such income and (if applicable) hold the related asset. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to our stockholders on such fees and income.

Taxation of U.S. Stockholders
The following discussion only applies to U.S. stockholders. Prospective stockholders that are not U.S. stockholders should refer to “—
Taxation of
Non-U.S.
 Stockholders
” below.
Distributions
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our investment company taxable income (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. To the extent such distributions paid by us to non-corporate
stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and generally eligible for a maximum U.S. federal tax rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts, and if other applicable requirements are met, such distributions paid by us to corporate stockholders generally will be eligible for the corporate dividends received deduction to the extent such dividends have been paid by a U.S. corporation. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum U.S. federal tax rate applicable to non-corporate
stockholders as well as will not be eligible for the corporate dividends received deduction.
Individuals (and certain other
non-corporate
entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs and certain taxable income from publicly traded partnerships through 2025. Treasury regulations allow a RIC to pass through to its U.S. stockholders such taxable ordinary REIT dividends. Accordingly, if we receive taxable ordinary REIT dividends, individual (and certain other non-corporate)
stockholders may be able to take advantage of this 20% deduction with respect to any such amounts passed through. However, the Treasury regulations do not provide a mechanism for us to pass through to stockholders income from publicly traded partnerships that would be eligible for such deduction if received directly by the stockholders.
Certain distributions reported by us as Section 163(j) interest dividends may be treated as interest income by U.S. stockholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by stockholders is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that we are eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of our business interest income over the sum of our (i) business interest expense and (ii) other deductions properly allocable to our business interest income.
Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently generally at a maximum rate of either 15% or 20%, depending on whether the individual stockholder’s income exceeds certain threshold amounts) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares.
Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. A stockholder’s basis for determining gain or loss upon the sale of shares received in a distribution from us will generally be equal to the cash that would have been received if the stockholder had received the distribution in cash, unless we issue new shares that are trading at or above NAV, in which case the stockholder’s basis in the new shares will generally be equal to its fair market value.

Although we currently intend to distribute any net capital gains at least annually, we may in the future decide to retain some or all of our net capital gains but report the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include their pro
 rata
share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their pro
 rata
allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their shares. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any tax year and (2) the amount of capital gain dividends paid for that tax year, we may, under certain circumstances, elect to treat a dividend that is paid during the following tax year as if it had been paid during the tax year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the tax year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the dividend was declared.
If an investor purchases shares shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.
The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if we issue preferred stock, we intend each year to allocate capital gain dividends, if any, between shares of our common stock and preferred stock in proportion to the total dividends paid to each class with respect to such tax year.
We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each calendar year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.
Dispositions
A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares of our common stock for more than one year; otherwise, any such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock or substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
In general,
non-corporate
U.S. stockholders (including individuals) currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in shares of our common stock. These rates are lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income.
Non-corporate
U.S. stockholders (including individuals) with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate
U.S. stockholder (including an individual) in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.
The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Medicare Tax on Net Investment Income
A U.S. stockholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. stockholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. stockholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers and $125,000 in the case of married individuals filing a separate return). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to stock, including our common stock, and net gain attributable to the disposition of stock, including our common stock (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain.
Backup Withholding
Backup withholding, currently at a rate of 24%, may be applicable to all taxable distributions to any non-corporate
U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is not an additional tax and is generally allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Taxation of
Non-U.S. Stockholders
The following discussion applies only to
non-U.S. stockholders.
Whether an investment in shares of our common stock is appropriate for a
non-U.S. stockholder
will depend upon that stockholder’s particular circumstances. An investment in shares of our common stock by a
non-U.S. stockholder
may have adverse tax consequences to such
non-U.S. stockholder.
Non-U.S. stockholders
should consult their own tax advisers before investing in our common stock.

Distributions; Dispositions
Subject to the discussion below, distributions of our “investment company taxable income” to
non-U.S. stockholders
(including interest income, net short-term capital gain or foreign-source dividend and interest income, which generally would be free of withholding if paid to
non-U.S. stockholders
directly) generally will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the
non-U.S. stockholder,
in which case the distributions will generally be subject to U.S. federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold U.S. federal tax if the
non-U.S. stockholder
complies with applicable certification and disclosure requirements. Special certification requirements apply to a
non-U.S. stockholder
that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.
Certain properly reported dividends received by a
non-U.S. stockholder
generally are exempt from U.S. federal withholding tax when they (1) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (2) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for a tax year), in each case provided we report them as such and certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if we report a payment as an interest-related dividend or short-term capital gain dividend. Moreover, depending on the circumstances, we may report all, some or none of our potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.
Non-U.S.
source interest income is not eligible for exemption from U.S. federal withholding tax, and distributions of
non-U.S.
source income will be subject to the 30% U.S. withholding tax unless reduced by an applicable tax treaty. In addition, dividend reinvestments will be made net of any applicable U.S. withholding taxes.
Actual or deemed distributions of our net capital gains to a
non-U.S. stockholder,
and gains recognized by a
non-U.S. stockholder
upon the sale of shares of our common stock, will not be subject to federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the
non-U.S. stockholder
and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the
non-U.S. stockholder
in the United States or, in the case of an individual
non-U.S. stockholder,
the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.
If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a
non-U.S.
stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the
non-U.S.
stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate
non-U.S.
stockholder, distributions (both actual and deemed), and gains realized upon the sale of shares of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).
A
non-U.S. stockholder
who is a
non-resident
alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the
non-U.S. stockholder
provides us or the dividend paying agent with a U.S. nonresident withholding tax certification (e.g., an IRS
Form W-8BEN,
IRS
Form W-8BEN-E,
or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a
non-U.S. stockholder
or otherwise establishes an exemption from backup withholding.

Withholding and Information Reporting on Foreign Financial Accounts
Under the Code and Treasury regulations, the applicable withholding agent generally will be required to withhold 30% of the dividends on our common stock to (i) a
non-U.S. financial
institution (whether such financial institution is the beneficial owner or an intermediary) unless such
non-U.S. financial
institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or is subject to an applicable “intergovernmental agreement” or (ii) a non-financial
non-U.S. entity
(whether such entity is the beneficial owner or an intermediary) unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. If payment of this withholding tax is made,
non-U.S. stockholders
that are otherwise eligible for an exemption from, or a reduction in, withholding of U.S. federal income taxes with respect to such dividends will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. We will not pay any additional amounts in respect of any amounts withheld.
Non-U.S. stockholders
should consult their own tax advisers with respect to the U.S. federal income and withholding tax consequences, and state, local and
non-U.S. tax
consequences, of an investment in shares of our common stock.
Tax Shelter Reporting Regulations
If a stockholder recognizes a loss with respect to its shares of common stock in excess of certain prescribed thresholds (generally, $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in a single taxable year, or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted. The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their own tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING
THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE
COMPANY, INCLUDING THE STATE, LOCAL AND
NON-U.S. INCOME
AND OTHER
TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF OUR COMMON STOCK.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT
Our assets are held by U.S. Bank pursuant to a custody agreement. The principal business address of U.S. Bank is 615 E. Michigan St., Milwaukee, WI 53202.
U.S. Bank serves as our transfer agent and dividend disbursing agent. The principal business address of U.S. Bank is 615 E. Michigan St., Milwaukee, WI 53202.

PORTFOLIO TRANSACTIONS AND BROKERAGE
Since we will generally acquire and dispose of investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board, our Advisor will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our Advisor does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our Advisor generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our Advisor may select a broker based partly upon brokerage or research services provided to us, our Advisor and any other accounts. Such brokerage or research services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor determines in good faith that such commission is reasonable in relation to the services provided.
The Amended Investment Advisory Agreement permits our Advisor, subject to review by our Board from time to time, to purchase and sell portfolio securities to and from brokers who provide our Advisor with access to supplemental investment and market research and security and economic analyses. Such brokers may execute brokerage transactions at a higher cost to us than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Brokerage and research services furnished by firms through which we effect our securities transactions may be used by our Advisor in servicing other clients and not all of these services may be used by our Advisor in connection with the client generating the brokerage credits. The fees received under the Amended Investment Advisory Agreement are not reduced by reason of our Advisor receiving such brokerage and research services.
We expect that our portfolio transactions will be generally effected at a net price without a broker’s commission (
i.e
., a dealer is dealing with us as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. The Amended Investment Advisory Agreement provides that our Advisor, on occasions when it deems the purchase or sale of a security to be in the best interests of us as well as other customers, to aggregate, to the extent permitted by applicable laws and regulations, the securities to be sold or purchased for us with those to be sold or purchased for other customers in order to obtain the best net price and the most favorable execution. In such event, allocation of the securities so purchased or sold, will be made by our Advisor in the manner it considers to be equitable. In some instances, this procedure may adversely affect the size and price of the position obtainable for us. We have paid no brokerage commissions during the last three fiscal years.

LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Dechert LLP, New York, NY. In addition, Dechert LLP has, from time to time, represented Bain Capital Credit and our Advisor on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

EXPERTS
The financial statements and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) incorporated in this Prospectus by reference to the Annual Report on Form
10-K
for the year ended December 31, 2024
have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
PricewaterhouseCoopers LLP is located at 101 Seaport Boulevard, Suite 500, Boston, MA 02210.

ADDITIONAL INFORMATION
We have filed with the SEC a registration statement on
Form N-2,
together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.
We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. We maintain a website at
http://www.baincapitalbdc.com
, and make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website at
http://www.baincapitalbdc.com
. You may also obtain such information by contacting us, in writing at: c/o BCSF Advisors, LP, 200 Clarendon Street, 37 th
 Floor, Boston, MA 02116, Attention: Investor Relations, or by telephone (collect) at
(617) 516-2350.
The SEC maintains a website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at
http://www.sec.gov
. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following
e-mail
address: publicinfo@sec.gov. Except for the documents incorporated by reference into this prospectus and any accompanying prospectus supplement, information contained on our website or on the SEC’s website about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus, or the registration statement of which this prospectus is a part.

INCORPORATION BY REFERENCE
This prospectus is part of a registration statement that we have filed with the SEC. We are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file that document. Any reports filed by us with the SEC before the date that any offering of any securities by means of this prospectus and any applicable prospectus supplement is terminated will automatically be incorporated and, where applicable, supersede any applicable information contained in this prospectus or incorporated by reference in this prospectus.
We incorporate by reference into this prospectus our filings listed below and any future filings (including those made after the date of the filing of this registration statement) we will make with the SEC under Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act, including all such documents we may file with the SEC after the date of the initial registration statement and prior to the effectiveness of the registration statement, until all of the securities offered by this prospectus and any applicable prospectus supplement have been sold or we otherwise terminate the offering of these securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of
Form 8-K
or other information “furnished” to the SEC, which is not deemed filed, is not incorporated by reference in this prospectus and any applicable prospectus supplement (unless specifically set forth in such filing). Information that we file with the SEC will automatically update and may supersede information in this prospectus, any applicable prospectus supplement and information previously filed with the SEC.
This prospectus and any applicable prospectus supplement will incorporate by reference the documents set forth below that have previously been filed with the SEC:

•	our definitive proxy statement on Schedule 14A, filed with the SEC on April 21, 2025;

•	our quarterly report on Form 10-Q, filed with the SEC on May 5, 2025;

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on February 27, 2025;

•	our current report on Form 8-K, filed with the SEC on May 5, 2025; and

•
the description of our common stock contained in our Registration Statement on Form 8-A (File No. 333-227743), as filed with the SEC on November 14, 2018, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

To obtain copies of these filings, see “Additional Information.”
You should rely only on the information incorporated by reference or provided in this prospectus or any prospectus supplement. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus or those documents.

BAIN CAPITAL SPECIALTY FINANCE, INC.

PROSPECTUS

JUNE 26, 2025

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

Units

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

(1)	Financial Statements

The interim consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus.”

The consolidated financial statements as of December 31, 2024 and December 31, 2023, for each of the three years in the period ended December 31, 2024, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2024 have been incorporated by reference in this registration statement in “Part A — Information Required in a Prospectus.”

(2)	Exhibits

(a)	Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Company’s Registration Statement on Form 10 (File No. 000-55528) filed on October 6, 2016).

(b)	Bylaws (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form 10 (File No. 000-55528) filed on October 6, 2016).

(c)	Not Applicable.

(d)(1)	Form of Indenture, dated February 7, 2021, by and between the Registrant and U.S. Bank National Association, trustee (incorporated by reference to Exhibit (d)(6) to the Company’s Registration Statement on Form N-2 (File No. 333-250965) filed on February 9, 2021).

(d)(2)	Form T-1 Statement of Eligibility of U.S. Bank National Association, as trustee, with respect to the Form of Indenture (filed herewith).

(e)	Dividend Reinvestment Plan of the Company (incorporated by reference to Exhibit 10.5 to the Company’s Registration Statement on Form 10 (File No. 000-55528) filed on October 6, 2016).

(f)	Not Applicable.

(g)	Second Amended and Restated Investment Advisory Agreement, dated February 1, 2019, by and between the Company and the Advisor (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 814-01175), filed on February 1, 2019).

(h)	Not Applicable.

(i)	Not Applicable.

(j)	Form of Custodian Agreement by and between the Company and U.S. Bank National Association (incorporated by reference to Exhibit 10.6 to the Company’s Registration Statement on Form 10 (File No. 000-55528) filed on October 6, 2016.

(k)(1)	Administration Agreement, dated October 6, 2016, by and between the Company and BCSF Advisors, LP (incorporated by reference to Exhibit 10.2 to the Company’s Registration Statement on Form 10 (File No. 000-55528) filed on October 6, 2016).

(k)(2)	Form of Advisory Fee Waiver Agreement by and between the Company and the Advisor (incorporated by reference to Exhibit 10.3 to the Company’s Registration Statement on Form 10 (File No. 000-55528) filed on October 6, 2016).

(k)(3)	Indenture, dated as of September 28, 2018, between BCC Middle Market CLO 2018-1, LLC, as issuer, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.9 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on October 17, 2018).

(k)(4)	Portfolio Management Agreement, dated as of September 28, 2018, by and between BCC Middle Market CLO 2018-1, LLC, as issuer, and Bain Capital Specialty Finance, Inc., as portfolio manager (incorporated by reference to Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on October 17, 2018).

(k)(5)	Loan Sale Agreement, dated as of September 28, 2018, by and between BCC Middle Market CLO 2018-1, LLC, as issuer, and Bain Capital Specialty Finance, Inc., as the transferor (incorporated by reference to Exhibit 10.11 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on October 17, 2018).

(k)(6)	Collateral Administration Agreement, dated as of September 28, 2018, by and between BCC Middle Market CLO 2018-1, LLC, as issuer, Bain Capital Specialty Finance, Inc., as portfolio manager, and Wells Fargo Bank, National Association, as collateral administrator (incorporated by reference to Exhibit 10.12 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on October 17, 2018).

(k)(7)	Master Participation Agreement, dated as of September 28, 2018, by and between BCSF I, LLC, as financing subsidiary, and BCC Middle Market CLO 2018-1, LLC, as issuer (incorporated by reference to Exhibit 10.13 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on October 17, 2018).

(k)(8)	Amended and Restated Indenture, dated as of November 31, 2021, between BCC Middle Market CLO 2019-1, LLC, as issuer, BCC Middle Market CLO 2019-1 Co-Issuer, LLC, as co-issuer and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.10 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on May 5, 2022).

(k)(9)	Portfolio Management Agreement, dated as of August 28, 2019, by and between BCC Middle Market CLO 2019-1, LLC, as issuer, and Bain Capital Specialty Finance, Inc., as portfolio manager (incorporated by reference to Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on November 6, 2019).

(k)(10)	First Supplemental Indenture, dated as of August 2, 2022, between BCC Middle Market CLO 2019-1, LTD. (f/k/a BCC Middle Market CLO 2019-1, LLC), as Issuer, and Bain Capital Specialty Finance, in its capacity as Portfolio Manager under the Agreement on behalf of the Issuer, and together with its successors in such capacity, the “Portfolio Manager” (incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K (File No. 814-01175) filed on February 28, 2023).

(k)(11)	Amended and Restated Portfolio Management Agreement, dated as of November 30, 2021, by and between BCC Middle Market CLO 2019-1, LLC, as issuer, and Bain Capital Specialty Finance, Inc., as portfolio manager (incorporated by reference to Exhibit 10.11 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on May 5, 2022).

(k)(12)	First Amendment to Amended and Restated Portfolio Management Agreement, dated as of August 2, 2022, between BCC Middle Market CLO 2019-1, LTD. (f/k/a BCC Middle Market CLO 2019-1, LLC), as Issuer, BCC Middle Market CLO 2019-1 Co-Issuer, LLC, as Co-Issuer, and Wells Fargo Bank, National Association, as Trustee (incorporated by reference to Exhibit 10.13 to the Company’s Annual Report on Form 10-K (File No. 814-01175) filed on February 28, 2023).

(k)(13)	Loan Sale Agreement, dated as of August 28, 2019, by and between BCC Middle Market CLO 2019-1, LLC, as issuer, and Bain Capital Specialty Finance, Inc., as the transferor (incorporated by reference to Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on November 6, 2019).

(k)(14)	Collateral Administration Agreement, dated as of August 28, 2019, by and between BCC Middle Market CLO 2019-1, LLC, as issuer, Bain Capital Specialty Finance, Inc., as portfolio manager, and Wells Fargo Bank, National Association, as collateral administrator (incorporated by reference to Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on November 6, 2019).

(k)(15)	Master Participation Agreement, dated as of August 28, 2019, by and between BCSF I, LLC, as financing subsidiary, and BCC Middle Market CLO 2019-1, LLC, as issuer (incorporated by reference to Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on November 6, 2019).

(k)(16)	Master Participation Agreement, dated as of August 28, 2019, by and between BCSF II-C, LLC, as financing subsidiary, and BCC Middle Market CLO 2019-1, LLC, as issuer (incorporated by reference to Exhibit 10.16 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on November 6, 2019).

(k)(17)	Revolving Loan Agreement, dated March 27, 2020, between the Company and the Advisor (incorporated by reference to Exhibit 10.26 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175) filed on May 4, 2020).

(k)(18)	Amended and Restated Limited Liability Company Agreement, dated February 9, 2021, of International Senior Loan Program, LLC, by and among the Company, Pantheon Private Debt Program SCSp SICAV—RAIF—Pantheon Senior Debt Secondaries II (USD), Pantheon Private Debt Program SCSp SICAV—RAIF—Tubera Credit 2020, Solutio Premium Private Debt I SCSp and Solutio Premium Private Debt II Master SCSp (incorporated by reference to Exhibit 10.31 to the Company’s Annual Report on Form 10-K (File No. 814-01175) filed on February 24, 2021).

(k)(19)	Indenture, dated as of March 10, 2021, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 814-01175), filed on March 10, 2021).

(k)(20)	First Supplemental Indenture, dated as of March 10, 2021, relating to the 2.950% Notes due 2026, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K (File No. 814-01175), filed on March 10, 2021).

(k)(21)	Form of 2.950% Notes due 2026 (incorporated by reference to Exhibit 99.2 to the Company’s Current Report on Form 8-K (File No. 814-01175), filed on March 10, 2021).

(k)(22)	Second Supplemental Indenture, dated as of October 13, 2021, relating to the 2.550% Notes due 2026, by and between the Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 814-01175), filed on October 13, 2021).

(k)(23)	Form of 2.550% Notes due 2026 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 814-01175), filed on October 13, 2021).

(k)(24)	Revolving Credit Agreement, dated as of December 24, 2021, by and among the Company as Borrower, with Sumitomo Mitsui Banking Corporation, as Administrative Agent and Sole Book Runner, and with Sumitomo Mitsui Banking Corporation and MUFG Union Bank, N.A., as Joint Lead Arrangers (incorporated by reference to Exhibit 10.41 to the Company’s Annual Report on Form 10-K (File No. 814-01175) filed on February 23, 2022).

(k)(25)	First Amendment dated as of July 6, 2022 to Revolving Credit Agreement, dated as of December 24, 2021, by and among the Company as Borrower, with Sumitomo Mitsui Banking Corporation, as Administrative Agent and Sole Book Runner, and with Sumitomo Mitsui Banking Corporation and MUFG Union Bank, N.A., as Joint Lead Arrangers (incorporated by reference to Exhibit 10.26 to the Company’s Quarterly Report on Form 10-Q (File No.814-01175) filed on November 9, 2022).

(k)(26)	Increasing Lender/Joinder Lender Agreement, dated as of December 14, 2022, between the Company, the Lenders and Issuing Banks from time to time party thereto and Sumitomo Mitsui Banking Corporation, as Administrative Agent (in such capacity, the “Administrative Agent”); and (b) the Notice of Commitment Increase Request, dated as of December 14, 2022, provided by the Company to the Administrative Agent (the “Notice”) (incorporated by reference to Exhibit 10.29 to the Company’s Annual Report on Form 10-K (File No. 814-01175) filed on February 28, 2023).

(k)(27)	Increasing Lender/Joinder Lender Agreement dated as of July 22, 2022, pursuant to Section 2.08(e) of the Revolving Credit Agreement, dated as of December 24, 2021, by and among the Company as Borrower, with Sumitomo Mitsui Banking Corporation, as Administrative Agent and Sole Book Runner, and with Sumitomo Mitsui Banking Corporation and MUFG Union Bank, N.A., as Joint Lead Arrangers (incorporated by reference to Exhibit 10.28 to the Company’s Quarterly Report on Form 10-Q (File No. 814-01175), filed on August 3, 2022).

(k)(28)	Second Amendment dated as of August 24, 2022 to Revolving Credit Agreement, dated as of December 24, 2021, by and among the Company as Borrower, with Sumitomo Mitsui Banking Corporation, as Administrative Agent and Sole Book Runner, and with Sumitomo Mitsui Banking Corporation and MUFG Union Bank, N.A., as Joint Lead Arrangers (incorporated by reference to Exhibit 10.28 to the Company’s Quarterly Report on Form 10-Q (File No.814-01175) filed on November 9, 2022).

(k)(29)	Third Amendment dated as of May 20, 2024 to Revolving Credit Agreement, dated as of December 24, 2021, by and among the Company as Borrower, with Sumitomo Mitsui Banking Corporation, as Administrative Agent and Sole Book Runner, and with Sumitomo Mitsui Banking Corporation and MUFG Union Bank, N.A., as Joint Lead Arrangers (incorporated by reference to Exhibit 10.32 to the Company’s Quarterly Report on Form 10-Q (File No.814-01175) filed on August 6, 2024).

(k)(30)	Amended and Restated Limited Liability Company Agreement, dated December 27, 2021, of Bain Capital Senior Loan Program, LLC (incorporated by reference to Exhibit 10.42 to the Company’s Annual Report on Form 10-K (File No. 814-01175) filed on February 23, 2022).

(k)(31)	First Supplemental Indenture dated as of June 15, 2023 among BCC Middle Market CLO 2018-1, LLC, as issuer, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.33 to the Company’s Quarterly Report on Form 10-Q (File No.814-01175) filed on August 8, 2023).

(k)(32)	Second Supplemental Indenture dated as of June 15, 2023 among BCC Middle Market CLO 2019-1, Ltd., as issuer, BCC Middle Market CLO 2019-1 Co-Issuer, LLC, as co-issuer, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 10.34 to the Company’s Quarterly Report on Form 10-Q (File No.814-01175) filed on August 8, 2023).

(k)(33)	Amendment dated September 11, 2023 to the Amended and Restated Limited Liability Company Agreement, dated February 9, 2021, of International Senior Loan Program, LLC, by and among the Company, Pantheon Private Debt Program SCSp SICAV-RAIF-Pantheon Senior Debt Secondaries II (USD), Pantheon Private Debt Program SCSp SICAV-RAIF-Tubera Credit 2020, Solutio Premium Private Debt I SCSp and Solutio Premium Private Debt II Master SCSp (incorporated by reference to Exhibit 10.35 to the Company’s Quarterly Report on Form 10-Q (File No.814-01175) filed on November 6, 2023).

(k)(34)	Second Amendment dated December 13, 2023 to the Amended and Restated Limited Liability Company Agreement, dated February 9, 2021, as amended on September 8, 2021 of International Senior Loan Program, LLC, by and among the Company, Pantheon Private Debt Program SCSp SICAV-RAIF-Pantheon Senior Debt Secondaries II (USD), Pantheon Private Debt Program SCSp SICAV-RAIF-Tubera Credit 2020, Solutio Premium Private Debt I SCSp, Solutio Premium Private Debt II Master SCSp, Pantheon Private Debt Program SICAV-RAIF-Pantheon Senior Debt Secondaries II (EUR) and Pantheon Private Debt Program SICAV-RAIF-Pantheon Senior Debt Secondaries II (GBP) (incorporated by reference to Exhibit 10.36 to the Company’s Annual Report on Form 10-K (File No. 814-01175) filed on February 27, 2024).

(k)(35)	International Senior Loan Program, LLC Consolidated Financial Statements for year ending December 31, 2024 (incorporated by reference to Exhibit 10.37 to the Company’s Annual Report on Form 10-K (File No. 814-01175) filed on February 27, 2024).

(k)(36)	Third Supplemental Indenture, dated as of February 6, 2025, relating to the 5.950% Notes due 2030, by and between the Company and U.S. Bank Trust Company, National Association, as trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K (File No. 814-01175) filed on February 6, 2025).

(k)(37)	Form of Equity Distribution Agreement (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K (File No. 814-01175), filed on March 4, 2025).

(l)	Opinion and Consent of Dechert LLP (filed herewith).

(m)	Not Applicable.

(n)(1)	Consent of Independent Registered Public Accounting Firm (filed herewith).

(n)(2)	Report of Independent Registered Public Accounting Firm (incorporated by reference to the Company’s Annual Report on Form 10-K (File No. 814-01175) filed on February 27, 2025).

(n)(3)	Powers of Attorney (filed herewith).

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)	Code of Conduct (incorporated by reference to Exhibit 14.1 to the Company’s Current Report on Form 8-K (File No. 814-01175), filed on November 15, 2018).

(s)	Filing Fee Table (filed herewith).

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee	$(1)
Financial Industry Regulatory Authority fees	(2)
NYSE listing fee	(2)
Printing expenses	(2)
Accounting fees and expenses	(2)
Legal fees and expenses	(2)
Miscellaneous	(2)

Total	$(2)

(1)

In accordance with Rules 456(b), 457(r) and 415(a)(6) promulgated under the Securities Act, we are deferring payment of all of the registration fees. Any registration fees will be paid subsequently on a pay-as-you-go basis.3

(2)

These fees will be calculated based on the securities offered and the number of issuances and accordingly, cannot be estimated at this time. These fees, if any, will be reflected in the applicable prospectus supplement.

Item 28.	Persons Controlled by or Under Common Control with Registrant

Direct Subsidiaries

The following list sets forth our direct subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by us in such subsidiary:

ADT BCSF Investments, LLC (Delaware)	100%
BCSF ERA Investments, LLC (Delaware)	100%
BCC BCSF DCB Investments, LLC (Delaware)	100%
BCC Jetstream Holdings Aviation, LLC	100%
BCSF Complete Financing Solution Holdco, LLC (Delaware)	100%
BCSF Complete Financing Solution, LLC (Delaware)	100%
BCSF Grammar Holdings (E), LLC (Delaware)	100%
BCSF I, LLC (Delaware)	100%
BCSF Insigneo Holdings, LLC (Delaware)	100%
BCSF ServiceMaster Investments, LLC (Delaware)	100%
BCSF WSP, LLC (Delaware)	100%
BCC Middle Market CLO 2019-1, LLC (Delaware)	100%

BCC Middle Market CLO 2019-1 Co-Issuer, LLC (Delaware)	100%
Gale Aviation (Offshore) Co (Delaware)	100%
Lightning Holdings B, LLC (Delaware)	100%
BCSF Darcy Investments, LLC (Delaware)	100%
BCSF AGGIS Investments, LLC (Delaware)	100%
Ansett Aviation Training (Delaware)	100%
BCSF Gills Point Investments, LLC (Delaware)	100%
BCSF Project Aberdeen, LLC (Delaware)	100%
BCSF II-C, LLC (Delaware)	100%
Parcel2Go	100%

Each of our direct subsidiaries listed above is consolidated for financial reporting purposes.

In addition, we may be deemed to control certain portfolio companies. See “Portfolio Companies” forming a part of this Registration Statement.

Item 29.	Number of Holders of Securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock as of June 3, 2025.

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	110

Item 30.	Indemnification

As permitted by Section 102 of the Delaware General Corporate Law, or the DGCL, the Registrant has adopted provisions in its Certificate of Incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the Registrant, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Registrant or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Registrant’s Certificate of Incorporation and Bylaws each provide that all directors, officers, employees and agents of the Registrant will be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the 1940 Act. Under Section 145 of the DGCL, the Registrant is permitted to offer indemnification to its directors, officers, employees and agents.

Section 145(a) of the DGCL empowers the Registrant to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that the person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the Registrant and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers the Registrant to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Registrant, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the Registrant unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145(c) of the DGCL provides that to the extent that a present or former director or officer of the Registrant has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Section 145(d) of the DGCL provides that in all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the Registrant only if it is consistent with the 1940 Act and as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person to be indemnified has met the applicable standard of conduct set forth in those subsections. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders.

Section 145(e) authorizes the Registrant to pay expenses (including attorneys’ fees) incurred by an officer or director of the Registrant in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the person to whom the advancement will be made to repay the advanced amounts if it is ultimately determined that he or she was not entitled to be indemnified by the Registrant as authorized by Section 145. Section 145(e) also provides that such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the Registrant, or persons serving at the request of the Registrant as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Registrant deems appropriate.

Section 145(f) provides that indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of such Section are not to be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

Section 145(g) authorizes the Registrant to purchase and maintain insurance on behalf of its current and former directors, officers, employees and agents (and on behalf of any person who is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, regardless of whether the Registrant would have the power to indemnify such persons against such liability under Section 145.

Section 102(b)(7) of the DGCL allows the Registrant to provide in its certificate of incorporation a provision that limits or eliminates the personal liability of a director of the Registrant to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision may not limit or eliminate the liability of a director (1) for any breach of the director’s duty of loyalty to the Registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation will provide that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may hereafter be amended.

The Amended Investment Advisory Agreement provides that we shall indemnify our Advisor and each of its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with our Advisor, and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by such party in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of us or our security holders) arising out of or otherwise based upon the performance of any of our Advisor’s duties or obligations under the Amended Investment Advisory Agreement or otherwise as an investment adviser of us, except in respect of any liability to us or our security holders to which such party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of our Advisor’s duties or by reason of the reckless disregard of our Advisor’s duties and obligations under the Amended Investment Advisory Agreement.

The Administration Agreement provides that we shall indemnify and hold the Administrator harmless from all damages, liabilities, costs and expenses, including reasonable fees and expenses for counsel and amounts reasonably paid in settlement, incurred by the Administrator resulting from any pending, threatened or completed action, suit, investigation or other proceeding, including an action or suit by or in our right or in the right of our stockholders, arising out of or otherwise based upon the performance in good faith of any of the Administrator’s duties or obligations under the Administration Agreement or otherwise as administrator for us, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers or employees in cases of its or their own willful misfeasance, bad faith or gross negligence in the performance of the Administrator’s duties or by reason of the reckless disregard of the Administrator’s duties and obligations under the Administration Agreement.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Our Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which our investment adviser, and each managing director, director or executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “Management.” Additional information regarding our investment adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-107185), and is incorporated herein by reference.

Item 32. Locations of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Bain Capital Specialty Finance, Inc., 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116;

(2)	the Transfer Agent, U.S. Bank National Association, 615 E. Michigan St., Milwaukee, WI 53202, which will serve as the transfer agent upon completion of the initial public offering;

(3)	the Custodian, U.S. Bank National Association, 615 E. Michigan St., Milwaukee, WI 53202, which will serve as the custodian upon completion of the initial public offering; and

(4)	the Advisor, BCSF Advisors, LP, 200 Clarendon Street, 37th Floor, Boston, Massachusetts 02116.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1.	Not applicable.

2.	Not applicable.

3.	The Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)

to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs 3(a)(1), 3(a)(2), and 3(a)(3) of this section do not apply if the registration statement is filed pursuant to General Instruction A.2 of this Form and the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference into the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(b)

that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)

Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)

Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) under the Securities Act for the purpose of providing the information required by Section 10 (a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)

if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)

that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The undersigned Registrant hereby undertakes that:

(a)

for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.

The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.

The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 26th day of June, 2025.

BAIN CAPITAL SPECIALTY FINANCE, INC.

By:	/s/ MICHAEL A. EWALD
Name: Michael A. Ewald
Title: Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Signature	Title	Date

/S/ MICHAEL A. EWALD Michael A. Ewald	Director & Chief Executive Officer	June 26, 2025

/S/ AMIT JOSHI Amit Joshi	Chief Financial Officer	June 26, 2025

* Jeffrey B. Hawkins	Director & Chairman	June 26, 2025

* Amy Butte	Director	June 26, 2025

* David G. Fubini	Director	June 26, 2025

* Thomas A. Hough	Director	June 26, 2025

* Jay Margolis	Director	June 26, 2025

* Clare S. Richer	Director	June 26, 2025

* By:	/s/ JESSICA YEAGER
Jessica Yeager
Attorney-in-fact

EXHIBIT INDEX

(d)(2)	Form T-1 Statement of Eligibility of U.S. Bank National Association, as trustee, with respect to the Form of Indenture

(l)	Opinion and Consent of Dechert LLP

(n)(1)	Consent of Independent Registered Public Accounting Firm

(n)(3)	Powers of Attorney

(s)	Filing Fee Table